                                                    Registration Nos. 33-80195
                                                                      811-9142

==============================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                              --------------------

                                    FORM N-1A


REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                   [ ]
     Pre-Effective Amendment No.                                          [ ]
     Post-Effective Amendment No. 19                                      [X]


                                     and/or


REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940           [ ]
  Amendment No. 18                                                        [X]


                        (Check appropriate box or boxes.)

                          THE NAVELLIER PERFORMANCE FUNDS
                         ---------------------------------
               (Exact name of registrant as specified in charter)

          One East Liberty, Third Floor
          Reno, Nevada                                              89501
          ---------------------------------------               -------------
          (Address of Principal Executive Offices)                (Zip Code)

Registrant's Telephone Number, Including Area Code (800) 887-8671

                                  Arjen Kuyper
                          The Navellier Performance Funds
                          One East Liberty, Third Floor
                               Reno, Nevada 89501

                     (Name and Address of Agent For Service)

                                    Copy to:

                             Samuel Kornhauser, Esq.
                        Law Offices of Samuel Kornhauser
                         155 Jackson Street, Suite 1807
                             San Francisco, CA 94111
                                 (415) 981-6281

It is proposed that this filing will become effective:

     _X_ immediately upon filing pursuant to paragraph (b)
     ___ 60 days after filing pursuant to paragraph (a)(1)
     ___ on (date) pursuant to paragraph (a)(1)
     ___ 75 days after filing pursuant to paragraph (a)(2)
     ___ on (date) pursuant to paragraph (a)(2) of rule 485

If appropriate, check the following box:

     ___ this post-effective amendment designates a new effective date for a previously filed post-effective amendment.


Title of Securities Being Registered:
     Investment Company Shares

                              CROSS REFERENCE SHEET
                             (required by Rule 495)


Item No.                                            Location
--------                                            ----------------------------
                                     PART A
Item 1.   Front and Back Cover Pages.............  Front and Back Cover Pages

Item 2.   Risk/Return Summary: Investments,
          Risks and Performance..................  The Principal Risks; How the Portfolio
                                                   Has Performed

Item 3.   Risk/Return Summary: Fee Table.........  Fees and Expenses of the Portfolio

Item 4.   Investment Objectives, Principal
          Investment Strategies, and Related
          Risks..................................  Our Principal Strategy


Item 5.   Management's Discussion of Fund
          Performance............................  Not Applicable

Item 6.   Management, Organization, and
          Capital Structure......................  Who is Responsible for the Portfolios

Item 7.   Shareholder Information................  Account Policies; How to Buy, Sell and
                                                   Exchange Shares; Understanding Taxes;
                                                   Understanding Earnings

Item 8.   Distribution Arrangements..............  How to Buy, Sell and Exchange Shares

Item 9.   Financial Highlights Information........ Financial Highlights

                                     PART B

Item 10.  Cover Page and Table of Contents.......  Cover Page and Table of Contents

Item 11.  Fund History...........................  General Information and History

Item 12.  Description of the Fund and Its
          Investments and Risks..................  Investment Objectives and Policies

Item 13.  Management of the Fund.................  Trustees and Officers of the Fund

Item 14.  Control Persons and Principal
          Holders of Securities..................  Control Persons and Principal Holders
                                                   of Securities

Item 15.  Investment Advisory and Other
          Services...............................  The Investment Adviser, Distributor,
                                                   Custodian and Transfer Agent

Item 16.  Brokerage Allocations and Other
          Practices..............................  Brokerage Allocation and Other
                                                   Practices

Item 17.  Capital Stock and Other
          Securities.............................  Capital Stock and Other Securities

Item 18.  Purchase, Redemption and
          Pricing of Shares......................  Purchase, Redemption, and Pricing of
                                                   Shares

Item 19.  Taxation of the Fund...................  Taxes

Item 20.  Underwriters...........................  Underwriters

Item 21.  Calculation of Performance Data........  Calculation of Performance
                                                   Data

Item 22.  Financial Statements...................  Financial Statements

                                     PART C

Information required to be included in Part C is set forth under the appropriate Item, so numbered, in Part C to this Registration Statement.


                                EXPLANATORY NOTE


-------------------------------------------------------------------------------
The purpose of this filing is to continue to separate the prospectus of the Navellier Aggressive Small Cap Equity Portfolio from Part A of the Registration Statement of the Navellier Performance Funds. A separate Prospectus for the Navellier Aggressive Small Cap Equity Portfolio is provided in Part A of Post Effective Amendment 18 to this Registration Statement. A Statement of Additional Information for all Portfolios of the Fund, including the Navellier Aggressive Small Cap Equity Portfolio is included in the Registration Statement of the Navellier Performance Funds as amended by Post Effective Amendment 19 filed April 30, 2001.


The Registrant undertakes to update this Explanatory Note, as needed, each time a Post-Effective Amendment is filed.
--------------------------------------------------------------------------------

                                   PART A


                        THE NAVELLIER PERFORMANCE FUNDS


                           LARGE CAP GROWTH PORTFOLIO


                            MID CAP GROWTH PORTFOLIO


                         AGGRESSIVE MICRO CAP PORTFOLIO


                          AGGRESSIVE GROWTH PORTFOLIO


                           SMALL CAP VALUE PORTFOLIO

                           LARGE CAP VALUE PORTFOLIO

                                [ARTWORK PHOTO]

                                 INVESTING FOR
                            LONG-TERM CAPITAL GROWTH

                        PROSPECTUS DATED APRIL 30, 2001

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS OR ANY OTHER MUTUAL FUND PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

TABLE OF CONTENTS
--------------------------------------------------------------------------------


INTRODUCING OUR PORTFOLIOS..................................    1
LARGE CAP GROWTH PORTFOLIO..................................    2
MID CAP GROWTH PORTFOLIO....................................    5
AGGRESSIVE MICRO CAP PORTFOLIO..............................    8
AGGRESSIVE GROWTH PORTFOLIO.................................   11
SMALL CAP VALUE PORTFOLIO...................................   15
LARGE CAP VALUE PORTFOLIO...................................   18
FINANCIAL HIGHLIGHTS........................................   21
WHO IS RESPONSIBLE FOR THE PORTFOLIOS.......................   27
Investment Adviser..........................................   27
Outside consultant..........................................   27
Distributor.................................................   27
ACCOUNT POLICIES............................................   28
UNDERSTANDING EARNINGS......................................   29
UNDERSTANDING TAXES.........................................   29
HOW TO BUY, SELL, AND EXCHANGE SHARES.......................   30
Buying shares...............................................   32
Selling or exchanging shares................................   33
Buying or selling through selected broker-dealers...........   33
NEED TO KNOW MORE? (BACK COVER).............................   34



More detailed information on subjects covered in this prospectus is contained within the Statement of Additional Information (SAI). Investors seeking more in-depth explanations of these Portfolios should request the SAI, which is available at no charge, to review before purchasing shares of any of the Portfolios.



Non-deposit investment products are not insured by the FDIC. They are not deposits nor are they obligations of or guaranteed by any bank or bank affiliate, and involve investment risks, including possible loss of the principal amount invested.

                 (THIS PAGE HAS BEEN LEFT BLANK INTENTIONALLY)

INTRODUCING OUR PORTFOLIOS
--------------------------------------------------------------------------------

WHO SHOULD INVEST IN OUR PORTFOLIOS?


The Navellier Performance Funds Portfolios use an aggressive investment style suitable for investors willing to accept more risk and tolerate more price fluctuations while seeking higher than average returns. These Portfolios are for investors who can keep their money invested for longer periods, preferably at least five years, without needing to rely on this money for other purposes. The Navellier Performance Funds Portfolios are not suitable for investors seeking current income.


ONE INVESTMENT GOAL FOR ALL OUR PORTFOLIOS


All Navellier Performance Funds Portfolios have the same investment goal: to achieve long-term capital growth -- in other words, to increase the value of your investment over time. The investment goal of each Portfolio can only be changed with shareholder approval.


WHAT KIND OF FUND ARE WE?


The Navellier Performance Funds Portfolios are "no-load." This means there is no initial sales charge for buying or selling shares.


KEY DEFINITIONS


"We", "Us" and "Our" -- mean the Navellier Performance Funds.

"You" and "Your" -- mean the prospective investor.

"Fund" -- means all seven* Navellier Performance Funds Portfolios.


"Portfolio" -- refers to each individual Navellier Performance Funds Portfolio, which combined, make up the "Fund."

"Market capitalization" -- means the number of shares available for trading multiplied by the price per share.

* Shares of The Navellier Aggressive Small Cap Equity Portfolio are sold pursuant to a separate Prospectus. The Navellier International Equity Portfolio has been liquidated.


LIMITED FEDERAL GUARANTEES.


The Portfolios will normally hold less than 20% of their total assets in cash or cash equivalents (such as money market securities). The assets will most likely be deposited in interest bearing accounts, money market accounts, or money market mutual funds such as the Fund for Government Investors, an unaffiliated money market mutual fund. An investment in the Portfolios is not a bank deposit and has no FDIC protection. Please be aware that the Fund's investments in equity securities and money market securities have no FDIC protection.


                CUSTOMER ASSISTANCE PHONE NUMBER: 1-800-887-8671

               SHAREHOLDER AND ACCOUNT INQUIRIES: 1-800-622-1386

THE NAVELLIER LARGE CAP GROWTH PORTFOLIO
--------------------------------------------------------------------------------

THIS PORTFOLIO SEEKS LONG-TERM CAPITAL GROWTH BY INVESTING MAINLY IN STOCKS OF LARGE CAPITALIZATION COMPANIES WHICH HAVE THE POTENTIAL TO RISE IN PRICE.

OUR PRINCIPAL STRATEGY

This Portfolio is designed to achieve the highest possible returns while minimizing risk. Our selection process focuses on fast growing companies that offer innovative products, services, or technologies to a rapidly expanding marketplace. We use an objective, "bottom-up," quantitative screening process designed to identify and select inefficiently priced growth stocks with superior returns compared to their risk characteristics.

We mainly buy stocks of companies which we believe are poised to rise in price. Our investment process focuses on "growth" variables including, but not limited to, earnings growth, reinvestment rate, and operating margin expansion.

We attempt to uncover stocks with strong return potential and acceptable risk characteristics. To do this, we use our proprietary computer model to calculate and analyze a "reward/risk ratio." The reward/risk ratio is designed to identify stocks with above average market returns and risk levels which are reasonable for higher return rates.

Our research team then applies two or more sets of criteria to identify the most attractive stocks. Examples of these criteria include earnings growth, profit margins, reasonable price/earnings ratios based on expected future earnings, and various other fundamental criteria.

Stocks with the best combination of growth ratios are blended into a non-diversified portfolio.

Every quarter, we evaluate our tests and reweight their influence on the computer models as necessary. This allows us to continuously monitor which factors appear to be currently in favor in the financial markets.

WHAT WE INVEST IN


Under normal conditions, the Portfolio invests at least 80% of its total assets in companies with market capitalization over $5 billion. The remaining 20% may be invested in other types of securities, such as:


     - bonds, cash, or cash equivalents, for temporary defensive purposes, if we believe it will help protect the Portfolio from potential losses, or to meet shareholder redemptions; and,


     - up to 15% of its total assets in foreign securities traded on the United States market.


This Portfolio is a "non-diversified" portfolio, which means it may invest up to 10% of its total assets in the securities of a single company and up to 25% of its total assets in any one industry. We often invest a significant portion of the Portfolio's total assets in selected stocks, so this Portfolio offers greater potential for capital appreciation as well as greater risk of loss.

THE PRINCIPAL RISKS

As with any mutual fund, there are risks of investing. We cannot guarantee we will meet our investment goals. Furthermore, it is possible that you may lose some or all of your money.

MARKET RISK. Investment in common stocks is subject to the risks of changing economic, stock market, industry, and company conditions which could cause the Portfolio's stocks to decrease in value. Because we invest aggressively, the Portfolio could experience more price volatility than less aggressive funds.


NON-DIVERSIFICATION. This Portfolio may involve more risk than other Navellier Performance Funds Portfolios. This is because a "non-diversified" Portfolio can invest up to 25% of its total assets in a single company or industry, and the price movements of a stock that is a large part of a Portfolio's holdings will have more impact on the overall value of the Portfolio. The larger the holding, the greater the impact. In recognition of this risk, this Portfolio may only invest up to 10% of its total assets in one company and up to 25% of its total assets in one industry.


PORTFOLIO TURNOVER.



Before investing in a mutual fund you should review its portfolio turnover rate. This gives an indication of how transaction costs could affect the Portfolio's future performance. The more often stocks are traded, the more a Portfolio will be charged brokerage commissions, dealer mark-ups, and other transaction costs that lower performance. In addition, sales of stocks may generate capital gains taxes. Short term trading may result in short term capital gains which are taxed as ordinary income to shareholders. We do not expect this Portfolio to have a turnover rate of more than 300% each year, and it may be lower. We will go higher if it will improve a Portfolio's performance.


FEES AND EXPENSES OF THE PORTFOLIO

This section will help you understand the fees and operating expenses of this Portfolio and how they may affect you. You pay the fees shown below directly to us when you buy or sell shares. Operating expenses are paid each year by the Portfolio.

FEES. This table describes the fees you may pay if you buy and hold shares of this Portfolio. You pay no initial sales charges to buy or sell shares of the Large Cap Growth Portfolio.

Exchange Fee (1)............................................  0-$5


(1) Shares of this portfolio may be exchanged for shares of the other Navellier Performance Funds Portfolios at net asset value without charge (up to five
    (5) exchanges per account). There is a charge of $5 per exchange thereafter.


OPERATING EXPENSES PAID EACH YEAR BY THE PORTFOLIO. This table describes the operating expenses you may pay if you buy and hold shares of this Portfolio. Expenses are deducted from the Portfolio's income before dividends are paid. Some expenses are shared by all the Portfolios and are allocated on a pro rata basis.


                                      (as a % of average daily net assets)
Management Fees....................................................  0.84%
Distribution (and/or service)(12b-1) Fees..........................  0.25%
Other Expenses.....................................................  0.67%
  Administration Fees.......................................  0.25%
  Other Operating Expenses..................................  0.42%
Total Annual Portfolio Operating Expenses..........................  1.76%
Expense Reimbursement (2)..........................................  0.27%
Net Annual Portfolio Operating Expenses............................  1.49%



(2) Reflects Navellier's contractual waiver of reimbursement of a portion of the portfolio's operating expenses.


FEE EXAMPLE. This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.


The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio's operating expenses remain the same. This example uses net annual operating expenses for the first year and total operating expenses for 3 years, 5 years and 10 years. Assuming the Adviser continues to reimburse the Portfolio, your actual expenses could be lower. Although your actual costs may be higher or lower, based on these assumptions your costs would be:



1 year.........................  $  152
3 years........................  $  528
5 years........................  $  929
10 years.......................  $2,051

EXPENSES PAID TO THE DISTRIBUTOR.


The Portfolio is allowed to pay fees to the Distributor and others for promoting, selling, and distributing its shares. These are commonly called "12B-1 fees." Because these fees are paid out of the Portfolio's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges, such as a sales commission at the time of purchase ("front end load") or sale ("back end load"). Payments are made monthly and can total up to 0.25% of the Portfolio's average daily net assets per year.


HOW THE PORTFOLIO HAS PERFORMED

The charts below give some indication of the risks of investing in the Large Cap Growth Portfolio.

                                LARGE CAP GROWTH

                            [LARGE CAP GROWTH CHART]

YEAR BY YEAR TOTAL RETURN. This chart shows how the Portfolio's performance has changed from year to year. Fees are not included in this chart. If they were, the Portfolio's returns would be less than those shown.


1997*       2.56%
1998       41.17%
1999       63.03%
2000       -7.66%


* Inception Dec. 19, 1997

HIGHEST AND LOWEST QUARTERLY RETURNS. This chart shows the range of returns experienced by the Portfolio since it began operations on December 19, 1997.


4th quarter 1999 - up 40.00%                      4th quarter 2000 - down 26.90%


AVERAGE ANNUAL RETURNS. This chart compares the Portfolio's average annual returns to the Russell 1000 Growth Index for the same time period. This information may help provide an indication of the Portfolio's risks and potential rewards. All figures assume reinvestment of dividends and distributions. The Portfolio's past performance is not a guarantee of how it will perform in the future.


                                                                             ANNUALIZED
                                                             ONE YEAR    SINCE INCEPTION (1)
--------------------------------------------------------------------------------------------
Large Cap Growth Portfolio.................................   -7.66%           29.26%
Russell 1000 Growth Index..................................  -22.48%           12.88%


(1) The effective date of the Large Cap Growth Portfolio was December 19, 1997. Performance was measured against the Russell 1000 Growth Index as of December 19, 1997.

THE NAVELLIER MID CAP GROWTH PORTFOLIO
--------------------------------------------------------------------------------

THIS PORTFOLIO SEEKS LONG-TERM CAPITAL GROWTH BY INVESTING MAINLY IN STOCKS OF MID-CAPITALIZATION COMPANIES WHICH ALSO HAVE THE POTENTIAL TO RISE IN PRICE.

OUR PRINCIPAL STRATEGY

This Portfolio is designed to achieve the highest possible returns while minimizing risk. Our selection process focuses on fast growing companies that offer innovative products, services, or technologies to a rapidly expanding marketplace. We use an objective, "bottom-up," quantitative screening process designed to identify and select inefficiently priced growth stocks with superior returns compared to their risk characteristics.

We mainly buy stocks of companies which we believe are poised to rise in price. Our investment process focuses on "growth" variables including, but not limited to, earnings growth, reinvestment rate, and operating margin expansion.

We attempt to uncover stocks with strong return potential and acceptable risk characteristics. To do this, we use our proprietary computer model to calculate and analyze a "reward/risk ratio." The reward/risk ratio is designed to identify stocks with above market average returns and risk levels which are reasonable for higher return rates.

Our research team then applies two or more sets of criteria to identify the most attractive stocks. Examples of these criteria include earnings growth, profit margins, reasonable price/earnings ratios based on expected future earnings, and various other fundamental criteria.

Stocks with the best combination of growth ratios are blended into a diversified portfolio.

Every quarter, we evaluate our tests and reweight their influence on the computer models as necessary. This allows us to continuously monitor which factors appear to be currently in favor in the financial markets.

WHAT WE INVEST IN


Under normal conditions, the Portfolio invests at least 80% of its total assets in companies with market capitalization between $2 and $10 billion. The remaining 20% may be invested in other types of securities, such as:


     - bonds, cash, or cash equivalents, for temporary defensive purposes, if we believe it will help protect the Portfolio from potential losses, or to meet shareholder redemptions; and,


     - up to 15% of its total assets in foreign securities traded on the United States market.


THE PRINCIPAL RISKS

As with any mutual fund, there are risks of investing. We cannot guarantee we will meet our investment goals. Furthermore, it is possible that you may lose some or all of your money.

MARKET RISK. Investment in common stocks is subject to the risks of changing economic, stock market, industry, and company conditions which could cause the Portfolio's stocks to decrease in value. The companies in this Portfolio are generally in a rapid growth phase and their stocks tend to fluctuate in value more often than most securities. Because we invest aggressively, the Portfolio could experience more price volatility than less aggressive funds.

LIQUIDITY RISK. Smaller capitalization stocks trade fewer shares than larger capitalization stocks. This may make shares more difficult to sell if there are not enough buyers. Although we do not anticipate liquidity problems, the potential risk exists. You should not invest in this Portfolio unless you are willing to accept this risk.

PORTFOLIO TURNOVER.

Before investing in a mutual fund you should review its portfolio turnover rate. This gives an indication of how transaction costs could affect the Portfolio's future performance. The more often stocks are traded, the more a Portfolio will be charged brokerage commissions, dealer mark-ups, and other transaction costs that lower performance. In addition, sales of stocks may generate capital gains taxes. Short term trading may result in short term capital gains which are taxed as ordinary income to shareholders. We do not expect this Portfolio to have a turnover rate of more than 300% each year, and it may be lower. We will go higher if it will improve a Portfolio's performance.


FEES AND EXPENSES OF THE PORTFOLIO*

This section will help you understand the fees and operating expenses of this Portfolio and how they may affect you. You pay the fees shown below directly to us when you buy or sell shares. Operating expenses are paid each year by the Portfolio.

FEES. This table describes the fees you may pay if you buy and hold shares of this Portfolio. You pay no initial sales charges to buy or sell shares of the Mid Cap Growth Portfolio.

Exchange Fee (1)............................................  0-$5


(1) Shares of this portfolio may be exchanged for shares of the other Navellier Performance Funds Portfolios at net asset value without charge (up to five
    (5) exchanges per account). There is a charge of $5 per exchange thereafter.


OPERATING EXPENSES PAID EACH YEAR BY THE PORTFOLIO. This table describes the operating expenses you may pay if you buy and hold shares of this Portfolio. Expenses are deducted from the Portfolio's income before dividends are paid. Some expenses are shared by all the Portfolios and are allocated on a pro rata basis.


                                       (as a % of average daily net assets)
Management Fees....................................................   0.84%
Distribution (and/or service)(12b-1) Fees..........................   0.25%
Other Expenses.....................................................   0.32%
  Administration Fees.......................................  0.10%
  Other Operating Expenses..................................  0.22%
Total Annual Portfolio Operating Expenses..........................   1.41%
Expense Reimbursement (2)..........................................   0.07%
Net Annual Portfolio Operating Expenses............................   1.34%



(2) Reflects Navellier's contractual waiver of reimbursement of a portion of the portfolio's operating expenses.


FEE EXAMPLE. This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.


The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio's operating expenses remain the same. This example uses net annual operating expenses for the first year and total operating expenses for 3 years, 5 years and 10 years. Assuming the Adviser continues to reimburse the Portfolio, your actual expenses could be lower. Although your actual costs may be higher or lower, based on these assumptions your costs would be:



1 year...........................   $136
3 years..........................   $439
5 years.......................... $  764
10 years......................... $1,685



* A separate class of shares -- Class I shares -- to the Mid Cap Growth Portfolio of the Fund are offered. A separate Prospectus and Statement of Additional Information for the Class I shares of the Mid Cap Growth Portfolio of the Fund which contain the fees and expenses applicable to the Class I shares are filed and available from the Distributor or from the SEC at the locations set forth in the "Need to Know More?" section of this Prospectus.

EXPENSES PAID TO THE DISTRIBUTOR.


The Portfolio is allowed to pay fees to the Distributor and others for promoting, selling, and distributing its shares. These are commonly called "12b-1 fees." Because these fees are paid out of the Portfolio's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges, such as a sales commission at the time of purchase ("front end load") or sale ("back end load"). Payments are made monthly and can total be up to 0.25% of the Portfolio's average daily net assets per year.


HOW THE PORTFOLIO HAS PERFORMED

The charts below give some indication of the risks of investing in the Mid Cap Growth Portfolio.

                                 MID CAP GROWTH

[NAVELLIER PERFORMANCE FUNDS GRAPH]

YEAR BY YEAR TOTAL RETURN. This chart shows how the Portfolio's performance has changed from year to year. Fees are not included in this chart. If they were, the Portfolio's returns would be less than those shown.


1996*   2.75%
1997   26.18%
1998   12.31%
1999  126.97%
2000    3.63%


* Inception Nov. 26, 1996

HIGHEST AND LOWEST QUARTERLY RETURNS. This chart shows the range of returns experienced by the Portfolio since it began operations on November 26, 1996.

4th quarter 1999 - up 50.33%                      3rd quarter 1998 - down 13.32%

AVERAGE ANNUAL RETURNS. This chart compares the Portfolio's average annual returns to the Russell 2000 Growth Index for the same time period. This information may help provide an indication of the Portfolio's risks and potential rewards. All figures assume reinvestment of dividends and distributions. The Portfolio's past performance is not a guarantee of how it will perform in the future.


                                                                              ANNUALIZED
                                                              ONE YEAR    SINCE INCEPTION (1)
---------------------------------------------------------------------------------------------
Mid Cap Growth Portfolio....................................    3.63%           35.06%
Russell 2000 Growth Index...................................  -22.43%            6.49%


(1) The effective date of the Mid Cap Growth Portfolio was November 26, 1996. Performance was measured against the Russell 2000 Growth Index as of November 26, 1996.

THE NAVELLIER AGGRESSIVE MICRO CAP PORTFOLIO
--------------------------------------------------------------------------------


This Portfolio seeks long-term capital growth by investing mainly in stocks of micro-capitalization companies which have the potential to rise in price.


OUR PRINCIPAL STRATEGY

This Portfolio is designed to achieve the highest possible returns while minimizing risk. Our selection process focuses on fast-growing companies that offer innovative products, services, or technologies to a rapidly expanding marketplace. We use an objective, "bottom-up," quantitative screening process designed to identify and select inefficiently priced growth stocks with superior returns compared to their risk characteristics.

We mainly buy stocks of companies which we believe are poised to rise in price. Our investment process focuses on "growth" variables including, but not limited to, earnings growth, reinvestment rate, and operating margin expansion.

We attempt to uncover stocks with strong return potential and acceptable risk characteristics. To do this, we use our proprietary computer model to calculate and analyze a "reward/risk ratio." The reward/risk ratio is designed to identify stocks with above market average returns and risk levels which are reasonable for higher return rates.

Our research team then applies two or more sets of criteria to identify the most attractive stocks. Examples of these criteria include earnings growth, profit margins, reasonable price/earnings ratios based on expected future earnings, and various other fundamental criteria.

Stocks with the best combination of growth ratios are blended into a diversified portfolio.

Every quarter, we evaluate our tests and reweight their influence on the computer models as necessary. This allows us to continuously monitor which factors appear to be currently in favor in the financial markets.

WHAT WE INVEST IN


Under normal conditions, the Portfolio invests at least 80% of its total assets in companies with market capitalization under $1 billion. The remaining 20% may be invested in other types of securities, such as:


     - bonds, cash, or cash equivalents, for temporary defensive purposes, if we believe it will help protect the Portfolio from potential losses, or to meet shareholder redemptions; and,


     - up to 15% of its total assets in foreign securities traded on the United States market.


THE PRINCIPAL RISKS

As with any mutual fund, there are risks of investing. We cannot guarantee we will meet our investment goals. Furthermore, it is possible that you may lose some or all of your money.

MARKET RISK. Investment in common stocks is subject to the risks of changing economic, stock market, industry, and company conditions which could cause the Portfolio's stocks to decrease in value. The companies in this Portfolio are generally in a rapid growth phase and their stocks tend to fluctuate in value more often than most securities. Because we invest aggressively, the Portfolio could experience more price volatility than less aggressive funds.

LIQUIDITY. Micro capitalization stocks trade fewer shares than larger capitalization stocks. This may make shares more difficult to sell if there are not enough buyers. Although we do not anticipate liquidity problems, the potential risk exists. You should not invest in this Portfolio unless you are willing to accept this risk.

Portfolio Turnover.


Before investing in a mutual fund you should review its portfolio turnover rate. This gives an indication of how transaction costs could affect the Portfolio's future performance. The more often stocks are traded, the more a Portfolio will be charged brokerage commissions, dealer mark-ups, and other transaction costs that lower performance. In addition, sales of stocks may generate capital gains taxes. Short term trading may result in short term capital gains which are taxed as ordinary income to shareholders. We do not expect this Portfolio to have a turnover rate of more than 300% each year, and it may be lower. We will go higher if it will improve a Portfolio's performance.


FEES AND EXPENSES OF THE PORTFOLIO

This section will help you understand the fees and operating expenses of this Portfolio and how they may affect you. You pay the fees shown below directly to us when you buy or sell shares. Operating expenses are paid each year by the Portfolio.

FEES. This table describes the fees you may pay if you buy and hold shares of this Portfolio. You pay no initial sales charges to buy or sell shares of the Aggressive Micro Cap Portfolio.

Exchange Fee (1)............................................  0-$5


(1) Shares of this portfolio may be exchanged for shares of the other Navellier Performance Funds Portfolios at net asset value without charge (up to five
    (5) exchanges per account). There is a charge of $5 per exchange thereafter.


OPERATING EXPENSES PAID EACH YEAR BY THE PORTFOLIO. This table describes the operating expenses you may pay if you buy and hold shares of this Portfolio. Expenses are deducted from the Portfolio's income before dividends are paid. Some expenses are shared by all the Portfolios and are allocated on a pro rata basis.


                                       (as a % of average daily net assets)
Management Fees....................................................   0.84%
Distribution (and/or service)(12b-1) Fees..........................   0.25%
Other Expenses.....................................................   0.75%
  Administration Fees.......................................  0.25%
  Other Operating Expenses..................................  0.50%
Total Annual Portfolio Operating Expenses..........................   1.84%
Expense Reimbursement (2)..........................................   0.35%
Net Annual Portfolio Operating Expenses............................   1.49%



(2) Reflects Navellier's contractual waiver of reimbursement of a portion of the portfolio's operating expenses.


FEE EXAMPLE. This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.


The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio's operating expenses remain the same. This example uses net annual operating expenses for the first year and total operating expenses for 3 years, 5 years and 10 years. Assuming the Adviser continues to reimburse the Portfolio, your actual expenses could be lower. Although your actual costs may be higher or lower, based on these assumptions your costs would be:



1 year...........................   $152
3 years..........................   $545
5 years.......................... $  963
10 years......................... $2,130

EXPENSES PAID TO THE DISTRIBUTOR.

The portfolio is allowed to pay fees to the Distributor and others for promoting, selling, and distributing its shares. These are commonly called "12B-1 fees." Because these fees are paid out of the Portfolio's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges, such as a sales commission at the time of purchase ("front end load") or sale ("back end load"). Payments are made monthly and can total up to 0.25% of the Portfolio's average daily net assets per year.


HOW THE PORTFOLIO HAS PERFORMED

The charts below give some indication of the risks of investing in the Aggressive Micro Cap Portfolio.

                      [NAVELLIER PERFORMANCE FUNDS GRAPH]


* From commencement of operations March 17, 1997


YEAR BY YEAR TOTAL RETURN. This chart shows how the Portfolio's performance has changed from year to year. Fees are not included in this chart. If they were, the Portfolio's returns would be less than those shown.


1997*      32.76%
1998        0.10%
1999       14.79%
2000       23.82%


* Inception March 17, 1997

HIGHEST AND LOWEST QUARTERLY RETURNS. This chart shows the range of returns experienced by the Portfolio since it began operations on March 17, 1997.


1st quarter 2000 - up 37.09%                      3rd quarter 1998 - down 18.80%


AVERAGE ANNUAL RETURNS. This chart compares the Portfolio's average annual returns to the Russell 2000 Growth Index for the same time period. This information may help provide an indication of the Portfolio's risks and potential rewards. All figures assume reinvestment of dividends and distributions. The Portfolio's past performance is not a guarantee of how it will perform in the future.


                                                                             ANNUALIZED
                                                             ONE YEAR    SINCE INCEPTION (1)
--------------------------------------------------------------------------------------------
Aggressive Micro Cap Portfolio.............................   23.82%           18.25%
Russell 2000 Growth Index..................................  -22.43%            8.17%


(1) The effective date of the Aggressive Micro Cap Portfolio was March 17, 1997. Performance was measured against the Russell 2000 Growth Index as of March 17, 1997.

THE NAVELLIER AGGRESSIVE GROWTH PORTFOLIO
--------------------------------------------------------------------------------


THIS PORTFOLIO SEEKS LONG-TERM CAPITAL GROWTH BY INVESTING GENERALLY IN STOCKS OF SMALL TO MEDIUM-CAPITALIZATION COMPANIES WHICH ALSO HAVE THE POTENTIAL TO RISE IN PRICE.


OUR PRINCIPAL STRATEGY

This Portfolio is designed to achieve the highest possible returns while minimizing risk. Our selection process focuses on fast-growing companies that offer innovative products, services, or technologies to a rapidly expanding marketplace. We use an objective, "bottom-up," quantitative screening process designed to identify and select inefficiently priced growth stocks with superior returns compared to their risk characteristics.

We mainly buy stocks of companies which we believe are poised to rise in price. Our investment process focuses on "growth" variables including, but not limited to, earnings growth, reinvestment rate, and operating margin expansion.

We attempt to uncover stocks with strong return potential and acceptable risk characteristics. To do this, we use our proprietary computer model to calculate and analyze a "reward/risk ratio." The reward/risk ratio is designed to identify stocks with above market average returns and risk levels which are reasonable for higher return rates.

Our research team then applies two or more sets of criteria to identify the most attractive stocks. Examples of these criteria include earnings growth, profit margins, reasonable price/earnings ratios based on expected future earnings, and various other fundamental criteria.

Stocks with the best combination of growth ratios are blended into a non-diversified portfolio.

Every quarter, we evaluate our tests and reweight their influence on the computer models as necessary. This allows us to continuously monitor which factors appear to be currently in favor in the financial markets.

WHAT WE INVEST IN


Although there is no restriction on market capitalization, under normal conditions, the Portfolio invests at least 80% of its total assets in companies with market capitalization between $100 million and $10 billion. The remaining 20% may be invested in other types of securities, such as:


     - bonds, cash, or cash equivalents, for temporary defensive purposes, if we believe it will help protect the Portfolio from potential losses, or to meet shareholder redemptions; and,


     - up to 15% of its total assets in foreign securities traded on the United States market.


This Portfolio is a "non-diversified" portfolio, which means it may invest up to 10% of its total assets in the securities of a single company and up to 25% of its total assets in any one industry. We often invest a significant portion of the Portfolio's total assets in selected stocks, so this Portfolio offers greater potential for capital appreciation as well as greater risk of loss.

THE PRINCIPAL RISKS

As with any mutual fund, there are risks of investing. We cannot guarantee we will meet our investment goals. Furthermore, it is possible that you may lose some or all of your money.

MARKET RISK. Investment in common stocks is subject to the risks of changing economic, stock market, industry, and company conditions which could cause the Portfolio's stocks to decrease in value. The companies in this Portfolio are generally in a rapid growth phase and their stocks tend to fluctuate in value more often than most securities. Because we invest aggressively, the Portfolio could experience more price volatility than less aggressive funds.

NON-DIVERSIFICATION. This Portfolio may involve more risk than other Navellier Performance Portfolios. This is because a "non-diversified" Portfolio can invest up to 25% of its total assets in a single company or industry, and the price movements of a stock that is a large part of a Portfolio's holdings will have more impact on the overall value of the Portfolio. The larger the holding, the greater the impact. In recognition of this risk, this Portfolio may only invest up to 10% of its total assets in one company and up to 25% of its total assets in one industry.

LIQUIDITY. Small capitalization stocks trade fewer shares than larger capitalization stocks. This may make shares more difficult to sell if there are not enough buyers. Although we do not anticipate liquidity problems, the potential risk exists. You should not invest in this Portfolio unless you are willing to accept this risk.

PORTFOLIO TURNOVER.

Before investing in a mutual fund you should review its portfolio turnover rate. This gives an indication of how transaction costs could affect the Portfolio's future performance. The more often stocks are traded, the more a Portfolio will be charged brokerage commissions, dealer mark-ups, and other transaction costs that lower performance. In addition, sales of stocks may generate capital gains taxes. Short term trading may result in short term capital gains which are taxed as ordinary income to shareholders. We do not expect this Portfolio to have a turnover rate of more than 300% each year, and it may be lower. We will go higher if it will improve a Portfolio's performance.


FEES AND EXPENSES OF THE PORTFOLIO

This section will help you understand the fees and operating expenses of this Portfolio and how they may affect you. You pay the fees shown below directly to us when you buy or sell shares. Operating expenses are paid each year by the Portfolio.

FEES. This table describes the fees you may pay if you buy and hold shares of this Portfolio. You pay no initial sales charges to buy or sell shares of the Aggressive Growth Portfolio.

Exchange Fee (1)............................................  0-$5


(1) Shares of this portfolio may be exchanged for shares of the other Navellier Performance Funds Portfolios at net asset value without charge (up to five
    (5) exchanges per account). There is a charge of $5 per exchange thereafter.


OPERATING EXPENSES PAID EACH YEAR BY THE PORTFOLIO. This table describes the operating expenses you may pay if you buy and hold shares of this Portfolio. Expenses are deducted from the Portfolio's income before dividends are paid. Some expenses are shared by all the Portfolios and are allocated on a pro rata basis.

(as a % of average daily net assets)



Management Fees....................................................   0.84%
Distribution (and/or service)(12b-1) Fees..........................   0.25%
Other Expenses.....................................................   0.54%
     Administration Fees....................................  0.25%
     Other Operating Expenses...............................  0.29%
Total Annual Portfolio Operating Expenses..........................   1.63%
Expense Reimbursement (2)..........................................   0.14%
Net Annual Portfolio Operating Expenses............................   1.49%



(2) Reflects Navellier's contractual waiver of reimbursement of a portion of the portfolio's operating expenses.


FEE EXAMPLE. This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio's operating expenses remain the same. This example uses net annual operating expenses for the first year and total operating expenses for 3 years, 5 years and 10 years. Assuming the Adviser continues to reimburse the Portfolio, your actual expenses could be lower. Although your actual costs may be higher or lower, based on these assumptions your costs would be:




1 year......................................................    $  152
3 years.....................................................    $  501
5 years.....................................................    $  873
10 years....................................................    $1,921


EXPENSES PAID TO THE DISTRIBUTOR.


The Portfolio is allowed to pay fees to the Distributor and others for promoting, selling, and distributing its shares. These are commonly called "12b-1 fees." Because these fees are paid out of the Portfolio's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges, such as a sales commission at the time of purchase ("front end load") or sale ("back end load"). payments are made monthly and can total up to 0.25% of the Portfolio's average daily net assets per year. "12b-1" payments in excess of reimbursable operating expenses for the Aggressive Growth Portfolio may be refunded to the Portfolio.


HOW THE PORTFOLIO HAS PERFORMED

The charts below give some indication of the risks of investing in the Aggressive Growth Portfolio.

                               AGGRESSIVE GROWTH
[PERFORMANCE CHART -- TOTAL RETURN]

1995*                                                           0.00%
1996                                                           22.62%
1997                                                            9.77%
1998                                                           11.51%
1999                                                           46.11%
2000                                                            3.06%

YEAR BY YEAR TOTAL RETURN. This chart shows how the Portfolio's performance has changed from year to year. Fees are not included in this chart. If they were, the Portfolio's returns would be less than those shown.


1995*        0%
1996     22.62%
1997      9.77%
1998     11.51%
1999     46.11%
2000      3.06%


* Inception December 28, 1995

HIGHEST AND LOWEST QUARTERLY RETURNS. This chart shows the range of returns experienced by the Portfolio since it began operations on December 28, 1995.

4th quarter 1998 - up 27.98%                          3rd quarter 1998 - down 17.11%

AVERAGE ANNUAL RETURNS. This chart compares the Portfolio's average annual returns to the Russell 2000 Growth Index for the same time period. This information may help provide an indication of the Portfolio's risks and potential rewards. All figures assume reinvestment of dividends and distributions. The Portfolio's past performance is not a guarantee of how it will perform in the future.


                                                                              ANNUALIZED
                                                              ONE YEAR    SINCE INCEPTION (1)
---------------------------------------------------------------------------------------------
Aggressive Growth Portfolio.................................    3.06%           17.64%
Russell 2000 Growth Index...................................  -22.43%            7.13%



(1) The effective date of the Aggressive Growth Portfolio was December 28, 1995. Performance was measured against the Russell 2000 Growth Index as of December 28, 1995.

THE NAVELLIER SMALL CAP VALUE PORTFOLIO
--------------------------------------------------------------------------------

THIS PORTFOLIO SEEKS LONG-TERM CAPITAL GROWTH BY INVESTING MAINLY IN STOCKS OF SMALL CAPITALIZATION COMPANIES WHICH WE BELIEVE ARE SELLING AT PRICES BELOW THEIR TRUE MARKET VALUE.

OUR PRINCIPAL STRATEGY

This Portfolio is designed to buy undervalued stocks which we believe will increase in value over a long-term period. Most often, we buy common stocks of companies whose current and projected price to earnings, price to book and other value ratios are lower than the market's average ratios as measured by the Russell 2000 Value Index.

We attempt to uncover stocks with strong return potential and acceptable risk characteristics. To do this, we use our proprietary computer model to analyze criteria such as dividend yields, book to price, present value of growth opportunities, and other value variables for all actively traded stocks on U.S. domestic exchanges.


The stocks with the best combination of valuation ratios and return potential are blended into a diversified portfolio. This Portfolio is designed to have the best possible return at a reasonable risk level.


Every quarter, we evaluate our tests and reweight their influence on the computer models as necessary. This allows us to continuously monitor which factors appear to be currently in favor in the financial markets.

WHAT WE INVEST IN


Under normal conditions, the Portfolio invests at least 80% of its total assets in companies with market capitalization under $2 billion. The remaining 20% may be invested in other types of securities, such as:


     ? bonds, cash, or cash equivalents, for temporary defensive purposes, if we believe it will help protect the Portfolio from potential losses, or to meet shareholder redemptions; and,


     ? up to 15% of its total assets in foreign securities traded on the United States market.


THE PRINCIPAL RISKS

As with any mutual fund, there are risks of investing. We cannot guarantee we will meet our investment goals. Furthermore, it is possible that you may lose some or all of your money.

MARKET RISK. Investment in common stocks is subject to the risks of changing economic, stock market, industry, and company conditions which could cause the Portfolio's stocks to decrease in value. Because we invest aggressively, the Portfolio could experience more price volatility than less aggressive funds.

LIQUIDITY RISK. Small capitalization stocks trade fewer shares than larger capitalization stocks. This may make shares more difficult to sell if there are not enough buyers. Although we do not anticipate liquidity problems, the potential risk exists. You should not invest in this Portfolio unless you are willing to accept this risk.


VALUE INVESTING RISK. The Portfolio Manager's judgement may be incorrect when a particular security is assumed to be undervalued in relation to the company's fundamental economic value.


PORTFOLIO TURNOVER.


Before investing in a mutual fund you should review its portfolio turnover rate. This gives an indication of how transaction costs could affect the Portfolio's future performance. The more often stocks are traded, the more a Portfolio will be charged brokerage commissions, dealer mark-ups, and other transaction costs that lower performance. In addition, sales of stocks may generate capital gains taxes. Short term trading may result in short term capital gains which are taxed as ordinary income to shareholders. We do not expect this Portfolio to have a turnover rate of more than 300% each year, and it may be less. We will go higher if it will improve a Portfolio's performance.

FEES AND EXPENSES OF THE PORTFOLIO

This section will help you understand the fees and operating expenses of this Portfolio and how they may affect you. You pay the fees shown below directly to us when you buy or sell shares. Operating expenses are paid each year by the Portfolio.

FEES. This table describes the fees you may pay if you buy and hold shares of this Portfolio. You pay no initial sales charges to buy or sell shares of the Small Cap Value Portfolio.

Exchange Fee (1)............................................  0-$5


(1) Shares of this portfolio may be exchanged for shares of the other Navellier Performance Funds Portfolios at net asset value without charge (up to five
    (5) exchanges per account). There is a charge of $5 per exchange thereafter.


OPERATING EXPENSES PAID EACH YEAR BY THE PORTFOLIO. This table describes the operating expenses you may pay if you buy and hold shares of this Portfolio. Expenses are deducted from the Portfolio's income before dividends are paid. Some expenses are shared by all the Portfolios and are allocated on a pro rata basis.


                                       (as a % of average daily net assets)

Management Fees....................................................  0.84%
Distribution (and/or service)(12b-1) Fees..........................  0.25%
Other Expenses.....................................................  7.53%
  Administration Fees.......................................  0.25%
  Other Operating Expenses..................................  7.28%
Total Annual Portfolio Operating Expenses..........................  8.62%
Expense Reimbursement (2)..........................................  7.13%
Net Annual Portfolio Operating Expenses............................  1.49%



(2) Reflects Navellier's contractual waiver of reimbursement of a portion of the portfolio's operating expenses.


FEE EXAMPLE. This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.


The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio's operating expenses remain the same. This example uses net annual operating expenses for the first year and total operating expenses for 3 years, 5 years and 10 years. Assuming the Adviser continues to reimburse the Portfolio, your actual expenses could be lower. Although your actual costs may be higher or lower, based on these assumptions your costs would be:



1 year.........................  $  152
3 years........................  $1,872
5 years........................  $3.470
10 years.......................  $6,986


EXPENSES PAID TO THE DISTRIBUTOR.


The Portfolio is allowed to pay fees to the Distributor and others for promoting, selling, and distributing its shares. These are commonly called "12b-1 fees." Because these fees are paid out of the Portfolio's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges, such as a sales commission at the time of purchase ("front end load") or sale ("back end load"). Payments are made monthly and can total up to 0.25% of the Portfolio's average daily net assets per year.

HOW THE PORTFOLIO HAS PERFORMED

The charts below give some indication of the risks of investing in the Small Cap Value Portfolio.

                                SMALL CAP VALUE
[PERFORMANCE CHART -- TOTAL RETURN]

1997*                                                                             1.25
1998                                                                             -8.28
1999                                                                              0.44
2000                                                                             20.29

YEAR BY YEAR TOTAL RETURN. This chart shows how the Portfolio's performance has changed from year to year. Fees are not included in this chart. If they were, the Portfolio's returns would be less than those shown.


1997*     1.25%
1998     (8.28%)
1999      0.44%
2000     20.29%


* Inception Dec. 19, 1997

HIGHEST AND LOWEST QUARTERLY RETURNS. This chart shows the range of returns experienced by the Portfolio since it began operations on December 19, 1997.

2nd quarter 1999 - up 17.81%                          3rd quarter 1998 - down 18.72%

AVERAGE ANNUAL RETURNS. This chart compares the Portfolio's average annual returns to the Russell 2000 Value Index for the same time period. This information may help provide an indication of the Portfolio's risks and potential rewards. All figures assume reinvestment of dividends and distributions. The Portfolio's past performance is not a guarantee of how it will perform in the future.


                                                                              ANNUALIZED
                                                              ONE YEAR    SINCE INCEPTION (1)
---------------------------------------------------------------------------------------------
Small Cap Value Portfolio...................................   20.29%            3.87%
Russell 2000 Value Index....................................   22.83%            5.40%


(1) The effective date of the Small Cap Value Portfolio was December 19, 1997. Performance was measured against the Russell 2000 Value Index as of December 19, 1997.

THE NAVELLIER LARGE CAP VALUE PORTFOLIO
--------------------------------------------------------------------------------

THIS PORTFOLIO SEEKS LONG-TERM CAPITAL GROWTH BY INVESTING IN STOCKS OF LARGE CAPITALIZATION COMPANIES WHICH WE BELIEVE ARE SELLING AT PRICES BELOW THEIR TRUE MARKET VALUE.

OUR PRINCIPAL STRATEGY

This Portfolio is designed to buy undervalued stocks which we believe will increase in value over a long-term period. Most often, we buy common stocks of companies whose current and projected price to earnings, price to book and other value ratios are lower than the market's average ratios as measured by the Russell 1000 Value Index.

We attempt to uncover stocks with strong return potential and acceptable risk characteristics. To do this, we use our proprietary computer model to analyze criteria such as dividend yields, book to price, present value of growth opportunities, and other value variables for all actively traded stocks on U.S. domestic exchanges.


The stocks with the best combination of valuation ratios and return potential are blended into a diversified portfolio. This Portfolio is designed to have the best possible return at a reasonable risk level.


Every quarter, we evaluate our tests and reweight their influence on the computer models as necessary. This allows us to continuously monitor which factors appear to be currently in favor in the financial markets.

WHAT WE INVEST IN


Under normal conditions, the Portfolio invests at least 80% of its total assets in companies with market capitalization over $5 billion. The remaining 20% may be invested in other types of securities, such as:


     ? bonds, cash, or cash equivalents, for temporary defensive purposes, if we believe it will help protect the Portfolio from potential losses, or to meet shareholder redemptions; and,


     ? up to 15% of its total assets in foreign securities traded on the United States market.


THE PRINCIPAL RISKS

As with any mutual fund, there are risks of investing. We cannot guarantee we will meet our investment goals. Furthermore, it is possible that you may lose some or all of your money.

MARKET RISK. Investment in common stocks is subject to the risks of changing economic, stock market, industry, and company conditions which could cause the Portfolio's stocks to decrease in value. Because we invest aggressively, the Portfolio could experience more price volatility than less aggressive funds.


VALUE INVESTING RISK. The Portfolio Manager's judgement may be incorrect when a particular security is assumed to be undervalued in relation to the company's fundamental economic value.


PORTFOLIO TURNOVER.


Before investing in a mutual fund you should review its portfolio turnover rate. This gives an indication of how transaction costs could affect the Portfolio's future performance. The more often stocks are traded, the more a Portfolio will be charged brokerage commissions, dealer mark-ups, and other transaction costs that lower performance. In addition, sales of stocks may generate capital gains taxes. Short term trading may result in short term capital gains which are taxed as ordinary income to shareholders. We do not expect this Portfolio to have a turnover rate of more than 300% each year, and it may be lower. We will go higher if it will improve a Portfolio's performance.

FEES AND EXPENSES OF THE PORTFOLIO

This section will help you understand the fees and operating expenses of this Portfolio and how they may affect you. You pay the fees shown below directly to us when you buy or sell shares. Operating expenses are paid each year by the Portfolio.

FEES. This table describes the fees you may pay if you buy and hold shares of this Portfolio. You pay no initial sales charges to buy or sell shares of the Large Cap Value Portfolio.

Exchange Fee (1)............................................  0-$5


(1) Shares of this portfolio may be exchanged for shares of the other Navellier Performance Funds Portfolios at net asset value without charge (up to five
    (5) exchanges per account). There is a charge of $5 per exchange thereafter.


OPERATING EXPENSES PAID EACH YEAR BY THE PORTFOLIO. This table describes the operating expenses you may pay if you buy and hold shares of this Portfolio. Expenses are deducted from the Portfolio's income before dividends are paid. Some expenses are shared by all the Portfolios and are allocated on a pro rata basis.


                                        (as a % of average daily net assets)
Management Fees....................................................    0.75%
Distribution (and/or service)(12b-1) Fees..........................    0.25%
Other Expenses.....................................................    9.00%
  Administration Fees.......................................  0.25%
  Other Operating Expenses..................................  8.75%
Total Annual Portfolio Operating Expenses..........................   10.00%
Expense Reimbursement (2)..........................................    8.60%
Net Annual Portfolio Operating Expenses............................    1.40%



(2) Reflects Navellier's contractual waiver of reimbursement of a portion of the portfolio's operating expenses.


FEE EXAMPLE. This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.


The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio's operating expenses remain the same. This example uses net annual operating expenses for the first year and total operating expenses for 3 years, 5 years and 10 years. Assuming the Adviser continues to reimburse the Portfolio, your actual expenses could be lower. Although your actual costs may be higher or lower, based on these assumptions your costs would be:



1 year.........................  $  143
3 years........................  $2,112
5 years........................  $3,890
10 years.......................  $7,612


EXPENSES PAID TO THE DISTRIBUTOR.


The Portfolio is allowed to pay fees to the Distributor and others for promoting, selling, and distributing its shares. These are commonly called "12b-1 fees." Because these fees are paid out of the Portfolio's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges, such as a sales commission at the time of purchase ("front end load") or sale ("back end load"). Payments are made monthly and can total up to 0.25% of the Portfolio's average daily net assets per year.

HOW THE PORTFOLIO HAS PERFORMED

The charts below give some indication of the risks of investing in the Large Cap Value Portfolio.

                                LARGE CAP VALUE
[PERFORMANCE CHART -- TOTAL RETURN]

1997*                                                                             1.18
1998                                                                             20.48
1999                                                                              4.24
2000                                                                              0.92

YEAR BY YEAR TOTAL RETURN. This chart shows how the Portfolio's performance has changed from year to year. Fees are not included in this chart. If they were, the Portfolio's returns would be less than those shown.


1997*     1.18%
1998     20.48%
1999      4.24%
2000      0.92%


* Inception Dec. 19, 1997

HIGHEST AND LOWEST QUARTERLY RETURNS. This chart shows the range of returns experienced by the Portfolio since it began operations on December 19, 1997.

4th quarter 1998 - up 15.68%                                  3rd quarter 1999 - down 10.01%

AVERAGE ANNUAL RETURNS. This chart compares the Portfolio's average annual returns to the Russell 1000 Value Index for the same time period. This information may help provide an indication of the Portfolio's risks and potential rewards. All figures assume reinvestment of dividends and distributions. The Portfolio's past performance is not a guarantee of how it will perform in the future.


                                                                             ANNUALIZED
                                                             ONE YEAR    SINCE INCEPTION (1)
--------------------------------------------------------------------------------------------
Large Cap Value Portfolio..................................   0.92%             8.54%
Russell 1000 Value Index...................................   7.02%            10.65%


(1) The effective date of the Large Cap Value Portfolio was December 19, 1997. Performance was measured against the Russell 1000 Value Index as of December 19, 1997.

FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------


The financial highlights are intended to help you understand each Portfolio's financial performance to date. Certain information reflects financial results for a single Portfolio share. The total returns in the table represent the rate you would have earned (or lost) on an investment in the Portfolio (assuming reinvestment of all dividends and distributions). Prior to 1997, Deloitte & Touche audited the Portfolio's financial information. After 1997, this information has been audited by Tait, Weller & Baker, whose report, along with the Portfolios' financial statements, are included in the SAI or annual report, available upon request.



                                                             LARGE CAP GROWTH
                                                                PORTFOLIO
                                            --------------------------------------------------
                                                                                FOR THE PERIOD
                                            FOR THE YEARS ENDED DECEMBER 31,        ENDED
                                            --------------------------------     DECEMBER 31,
                                             2000         1999         1998         1997*
----------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net Asset Value -- Beginning of Period....  $ 23.59      $ 14.47      $10.25        $10.00
----------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income (Loss)..............    (0.20)       (0.12)      (0.02)         0.01
Net Realized and Unrealized Gain (Loss) on
  Investments.............................    (1.61)        9.24        4.24          0.25
----------------------------------------------------------------------------------------------
Total from Investment Operations..........    (1.81)        9.12        4.22          0.26
----------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS:
From Net Investment Income................       --           --          --         (0.01)
From Net Realized Gain....................    (0.05)          --          --            --
----------------------------------------------------------------------------------------------
Total Distributions to Shareholders.......    (0.05)          --          --            --
----------------------------------------------------------------------------------------------
Net Increase (Decrease) in Net Asset
  Value...................................    (1.86)        9.12        4.22          0.26
----------------------------------------------------------------------------------------------
Net Asset Value -- End of Period..........  $ 21.73      $ 23.59      $14.47        $10.26
----------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN...................    (7.66)%      63.03%      41.17%         2.56%(A)
----------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
Expenses After Reimbursement (Note 2).....     1.48%        1.49%       1.54%         1.90%(B)
Expenses Before Reimbursement (Note 2)....     1.76%        2.75%       9.11%         6.66%(B)
Net Investment Loss After Reimbursement
  (Note 2)................................    (1.14)%      (0.99)%     (0.43)%        2.40%(B)
Net Investment Loss Before Reimbursement
  (Note 2)................................    (1.43)%      (2.26)%     (8.00)%       (2.36)%(B)
----------------------------------------------------------------------------------------------
SUPPLEMENTARY DATA:
Portfolio Turnover Rate...................       54%          75%         80%           --
Net Assets at End of Period (in
  thousands)..............................  $44,068      $12,667      $2,402        $  103
Number of Shares Outstanding at End of
  Period (in thousands)...................    2,028          537         166            10
----------------------------------------------------------------------------------------------



(A) Total returns for periods of less than one year are not annualized.


(B) Annualized



* From Commencement of Operations December 19, 1997



(Note 2) Reflects Navellier's contractual waiver of reimbursement of a portion of the Portfolio's operating expenses.



                       See Notes to Financial Statements.

                                                                                                    MID CAP
                                                           MID CAP GROWTH                            GROWTH
                                                             PORTFOLIO                             PORTFOLIO
                                       ------------------------------------------------------    --------------
                                                                                                 CLASS I SHARES
                                                                                                 --------------
                                                                               FOR THE PERIOD    FOR THE PERIOD
                                         FOR THE YEARS ENDED DECEMBER 31,          ENDED             ENDED
                                       -------------------------------------    DECEMBER 31,      DECEMBER 31,
                                         2000       1999      1998     1997        1996*             2000**
---------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net Asset Value -- Beginning of
  Period.............................  $  30.20   $  13.65   $12.43   $10.27      $  10.00          $ 31.31
---------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income (Loss).........     (0.25)     (0.08)   (0.06)   (0.06)         0.01            (0.08)
Net Realized and Unrealized Gain on
  Investments........................      1.32(A)    17.40    1.59     2.75          0.27             0.15(A)
---------------------------------------------------------------------------------------------------------------
Total from Investment Operations.....      1.07      17.32     1.53     2.69          0.28             0.07
---------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS:
From Net Investment Income...........        --         --       --       --         (0.01)              --
From Net Realized Gain...............     (0.43)     (0.77)   (0.31)   (0.53)           --            (0.43)
---------------------------------------------------------------------------------------------------------------
Total Distributions to
  Shareholders.......................     (0.43)     (0.77)   (0.31)   (0.53)        (0.01)           (0.43)
---------------------------------------------------------------------------------------------------------------
Net Increase in Net Asset Value......      0.64      16.55     1.22     2.16          0.27            (0.36)
---------------------------------------------------------------------------------------------------------------
Net Asset Value -- End of Period.....  $  30.84   $  30.20   $13.65   $12.43      $  10.27          $ 30.95
---------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN..............      3.63%    126.97%   12.31%   26.18%         2.75%(B)         0.31%(B)
---------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
Expenses After Reimbursement (Note
  2).................................      1.34%      1.49%    1.66%    2.00%         2.00%(C)         0.99%(C)
Expenses Before Reimbursement (Note
  2).................................      1.41%      1.69%    2.56%    3.27%       113.02%(C)         1.06%(C)
Net Investment Loss After
  Reimbursement (Note 2).............     (0.87)%    (1.00)%  (0.38)%  (0.69)%        0.87%(C)        (0.47)%(C)
Net Investment Loss Before
  Reimbursement (Note 2).............     (0.94)%    (1.23)%  (1.27)%  (1.96)%     (110.15)%(C)       (0.54)%(C)
---------------------------------------------------------------------------------------------------------------
SUPPLEMENTARY DATA:
Portfolio Turnover Rate..............       196%       208%     211%     163%           --              196%
Net Assets at End of Period (in
  thousands).........................  $261,040   $137,108   $8,124   $8,373      $  1,642          $24,947
Number of Shares Outstanding at End
  of Period (in thousands)...........     8,463      4,540      595      673           160              806
---------------------------------------------------------------------------------------------------------------



(A )The per share amount does not coincide with the net realized and unrealized loss for the year because of the timing of sales and redemptions of Fund shares and the amount of per share realized and unrealized gain and loss at such time.



(B) Total returns for periods of less than one year are not annualized.



(C) Annualized



 * From Commencement of Operations November 26, 1996.


** From Commencement of Operations February 2, 2000.



(Note 2) Reflects Navellier's contractual waiver of reimbursement of a portion of the Portfolio's operating expenses.



                       See Notes to Financial Statements.

                                                              AGGRESSIVE MICRO CAP
                                                                   PORTFOLIO
                                              ----------------------------------------------------
                                                                                    FOR THE PERIOD
                                               FOR THE YEARS ENDED DECEMBER 31,         ENDED
                                              ----------------------------------     DECEMBER 31,
                                                2000         1999         1998          1997*
--------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net Asset Value -- Beginning of Period......  $ 22.35       $20.42       $20.40        $ 15.64
--------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net Investment Loss.........................    (0.14)       (0.28)       (0.14)         (0.05)
Net Realized and Unrealized Gain on
  Investments...............................     5.43(A)      3.27         0.16           5.17
--------------------------------------------------------------------------------------------------
Total from Investment Operations............     5.29         2.99         0.02           5.12
--------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS:
From Net Realized Gain......................    (0.61)       (1.06)          --          (0.36)
--------------------------------------------------------------------------------------------------
Net Increase in Net Asset Value.............     4.68         1.93         0.02           4.76
--------------------------------------------------------------------------------------------------
Net Asset Value -- End of Period............  $ 27.03       $22.35       $20.42        $ 20.40
--------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN.....................    23.82%       14.79%        0.10%         32.76%(B)
--------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
Expenses After Reimbursement (Note 2).......     1.48%        1.49%        1.51%          1.55%(C)
Expenses Before Reimbursement (Note 2)......     1.84%        2.68%        2.50%          3.21%(C)
Net Investment Loss After Reimbursement
  (Note 2)..................................    (0.85)%      (1.06)%      (0.71)%        (0.54)%(C)
Net Investment Loss Before Reimbursement
  (Note 2)..................................    (1.21)%      (2.24)%      (1.70)%        (2.20)%(C)
--------------------------------------------------------------------------------------------------
SUPPLEMENTARY DATA:
Portfolio Turnover Rate.....................      269%         190%         196%            86%
Net Assets at End of Period (in
  thousands)................................  $29,191       $5,869       $9,651        $10,190
Number of Shares Outstanding at End of
  Period (in thousands).....................    1,080          263          473            500
--------------------------------------------------------------------------------------------------



(A) The per share amount does not coincide with the net realized and unrealized loss for the year because of the timing of sales and redemptions of Fund shares and the amount of per share realized and unrealized gain and loss at such time.


(B) Total returns for periods of less than one year are not annualized.


(C) Annualized


*From Commencement of Operations March 17, 1997



(Note 2) Reflects Navellier's contractual waiver of reimbursement of a portion of the Portfolio's operating expenses.



                       See Notes to Financial Statements.

                                                          AGGRESSIVE GROWTH
                                                              PORTFOLIO
                                         ----------------------------------------------------
                                                   FOR THE YEARS ENDED DECEMBER 31,
                                         ----------------------------------------------------
                                          2000       1999       1998        1997       1996
---------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net Asset Value -- Beginning of Year...  $ 19.01    $ 14.82    $ 13.29    $  12.25    $  9.99
---------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net Investment Loss....................    (0.19)     (0.16)     (0.15)      (0.14)     (0.12)
Net Realized and Unrealized Gain on
  Investments..........................     0.59       6.95       1.68        1.34       2.38(A)
---------------------------------------------------------------------------------------------
Total from Investment Operations.......     0.40       6.79       1.53        1.20       2.26
---------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS:
From Net Realized Gain.................    (3.19)     (2.60)        --       (0.16)        --
---------------------------------------------------------------------------------------------
Net Increase (Decrease) in Net Asset
  Value................................    (2.79)      4.19       1.53        1.04       2.26
---------------------------------------------------------------------------------------------
Net Asset Value -- End of Year.........  $ 16.22    $ 19.01    $ 14.82    $  13.29    $ 12.25
---------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN................     3.06%     46.11%     11.51%       9.77%     22.62%
---------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
Expenses After Reimbursement (Note
  2)...................................     1.49%      1.49%      1.68%       2.00%      2.00%
Expenses Before Reimbursement (Note
  2)...................................     1.63%      1.68%      1.89%       2.15%      2.22%
Net Investment Loss After Reimbursement
  (Note 2).............................    (1.11)%    (1.00)%    (0.92)%     (1.07)%    (1.57)%
Net Investment Loss Before
  Reimbursement (Note 2)...............    (1.26)%    (1.20)%    (1.13)%     (1.22)%    (1.77)%
---------------------------------------------------------------------------------------------
SUPPLEMENTARY DATA:
Portfolio Turnover Rate................      376%       702%       237%        247%       169%
Net Assets at End of Year (in
  thousands)...........................  $87,145    $90,028    $81,404    $101,746    $95,246
Number of Shares Outstanding at End of
  Year (in thousands)..................    5,372      4,736      5,491       7,657      7,774
---------------------------------------------------------------------------------------------



(A) The per share amount does not coincide with the net realized and unrealized loss for the year because of the timing of sales and redemptions of Fund shares and the amount of per share realized and unrealized gain and loss at such time.



(Note 2) Reflects Navellier's contractual waiver of reimbursement of a portion of the Portfolio's operating expenses.



                       See Notes to Financial Statements.

                                                                SMALL CAP VALUE
                                                                   PORTFOLIO
                                              ---------------------------------------------------
                                                                                   FOR THE PERIOD
                                              FOR THE YEARS ENDED DECEMBER 31,         ENDED
                                              ---------------------------------     DECEMBER 31,
                                               2000         1999         1998          1997*
-------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net Asset Value -- Beginning of Period......  $ 9.06       $ 9.21       $10.12         $10.00
-------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income (Loss)................   (0.04)        0.19         0.07           0.01
Net Realized and Unrealized Gain (Loss) on
  Investments...............................    1.88        (0.15)       (0.91)          0.12
-------------------------------------------------------------------------------------------------
Total from Investment Operations............    1.84         0.04        (0.84)          0.13
-------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS:
From Net Investment Income..................   (0.02)       (0.19)       (0.07)         (0.01)
-------------------------------------------------------------------------------------------------
Total Distributions to Shareholders.........   (0.02)       (0.19)       (0.07)         (0.01)
-------------------------------------------------------------------------------------------------
Net Increase (Decrease) in Net Asset
  Value.....................................    1.82        (0.15)       (0.91)          0.12
-------------------------------------------------------------------------------------------------
Net Asset Value -- End of Period............  $10.88       $ 9.06       $ 9.21         $10.12
-------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN.....................   20.29%        0.44%       (8.28)%         1.25%(A)
-------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
Expenses After Reimbursement (Note 2).......    1.48%        1.49%        1.53%          1.75%(B)
Expenses Before Reimbursement (Note 2)......    8.62%        9.25%       13.01%          7.74%(B)
Net Investment Loss After Reimbursement
  (Note 2)..................................   (0.56)%       2.42%        1.12%          1.94%(B)
Net Investment Loss Before Reimbursement
  (Note 2)..................................   (7.70)%      (5.34)%     (10.36)%        (4.03)%(B)
-------------------------------------------------------------------------------------------------
SUPPLEMENTARY DATA:
Portfolio Turnover Rate.....................     148%          91%          85%             2%
Net Assets at End of Period (in
  thousands)................................  $1,964       $1,232       $  857         $  101
Number of Shares Outstanding at End of
  Period (in thousands).....................     181          136           93             10
-------------------------------------------------------------------------------------------------



(A) Total returns for periods of less than one year are not annualized.


(B) Annualized



*From Commencement of Operations December 19, 1997



(Note 2) Reflects Navellier's contractual waiver of reimbursement of a portion of the Portfolio's operating expenses.



                       See Notes to Financial Statements.

                                                                LARGE CAP VALUE
                                                                   PORTFOLIO
                                              ---------------------------------------------------
                                                                                   FOR THE PERIOD
                                              FOR THE YEARS ENDED DECEMBER 31,         ENDED
                                              ---------------------------------     DECEMBER 31,
                                               2000         1999         1998          1997*
-------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net Asset Value -- Beginning of Period......  $10.43       $11.39       $10.11         $10.00
-------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income.......................    0.12         0.21         0.16           0.01
Net Realized and Unrealized Gain (Loss) on
  Investments...............................   (0.03)        0.27         1.91           0.11
-------------------------------------------------------------------------------------------------
Total from Investment Operations............    0.09         0.48         2.07           0.12
-------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS:
From Net Investment Income..................   (0.18)       (0.21)       (0.16)         (0.01)
From Net Realized Gain......................      --        (1.23)       (0.63)            --
-------------------------------------------------------------------------------------------------
Total Distributions to Shareholders.........   (0.18)       (1.44)       (0.79)         (0.01)
-------------------------------------------------------------------------------------------------
Net Increase (Decrease) in Net Asset
  Value.....................................   (0.09)       (0.96)        1.28           0.11
-------------------------------------------------------------------------------------------------
Net Asset Value -- End of Period............  $10.34       $10.43       $11.39         $10.11
-------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN.....................    0.92%        4.24%       20.48%          1.18%(A)
-------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
Expenses After Reimbursement (Note 2).......    1.40%        1.40%        1.42%          1.50%(B)
Expenses Before Reimbursement (Note 2)......   10.00%       10.14%       14.34%          5.03%(B)
Net Investment Loss After Reimbursement
  (Note 2)..................................    1.42%        2.10%        1.69%          3.09%(B)
Net Investment Loss Before Reimbursement
  (Note 2)..................................   (7.18)%      (6.63)%     (11.22)%        (0.45)%(B)
-------------------------------------------------------------------------------------------------
SUPPLEMENTARY DATA:
Portfolio Turnover Rate.....................     175%          90%         256%            --
Net Assets at End of Period (in
  thousands)................................  $1,199       $  994       $  655         $  101
Number of Shares Outstanding at End of
  Period (in thousands).....................     116           95           58             10
-------------------------------------------------------------------------------------------------



(A) Total returns for periods of less than one year are not annualized.



(B) Annualized



* From Commencement of Operations December 19, 1997



(Note 2) Reflects Navellier's contractual waiver of reimbursement of a portion of the Portfolio's operating expenses.



                       See Notes to Financial Statements.

WHO IS RESPONSIBLE FOR THE PORTFOLIOS
--------------------------------------------------------------------------------


INVESTMENT ADVISER



Navellier Management, Inc. is the Investment Adviser to all the Portfolios. Navellier is located at One East Liberty, Third Floor, Reno, Nevada, 89501.


LOUIS G. NAVELLIER has been the CEO and President of Navellier Management, Inc. since 1994. He has an aggressive investment style suitable only for investors willing to accept a little more risk and who can hold stocks long-term. Mr. Navellier developed a computer model based on an existing proven model, which identifies attractive stocks to meet the goals of each Portfolio. He has been advising Portfolio Managers based on his investment technique since 1987. Mr. Navellier has the final decision making authority on stock purchases and sales and is ultimately responsible for all decisions regarding the Portfolios.


ALAN ALPERS has been the Senior Portfolio Manager and Analyst for Navellier Management, Inc. since 1994. Mr. Alpers is the portfolio manager of and is responsible for the daily activities of all the Portfolios. He believes that with Navellier's quantitative and fundamental analysis he can select stocks that will outperform the overall stock market without exposing investors to excessive risk.



INVESTMENT ADVISER'S FEE. We receive a 0.84% annual fee for managing all of the funds except the Large Cap Value Portfolio (for which we receive a 0.75% annual fee) payable monthly, based upon each Portfolio's average daily net assets. We also receive a 0.25% annual fee for providing administrative services.


OUTSIDE CONSULTANT


The Fund has a consulting agreement with Robert Barnes, Ph.D. for analysis of large cap stocks. Dr. Barnes is paid by the Adviser, not by the Large Cap Growth Portfolio.



DR. BARNES is a consultant for the Large Cap Growth Portfolio. He has over 25 years experience as a trader and business analyst. He has authored twelve books and many articles on quantitative trading methods and has developed customized computer programs for trading strategies and portfolio management. His mathematical and statistical background helps him model, forecast, and simulate investment, government, and other industry operations. He has acted as liaison between programmers and traders for investment companies and has developed theories on price behavior, risk/reward statistics, derivatives, arbitrage strategies, forecasting functions, and forensic techniques. Mr. Barnes earned his B.S. in mathematics with a minor in Economics at Rensselaer Polytechnic Institute and his M.S. in mathematics at Lehigh University and taught investment classes at The New School from 1981-1985.


DISTRIBUTOR

Navellier Securities Corp. is the Distributor for the Portfolios and is responsible for the sale and distribution of shares to individual shareholders and broker-dealers. Mr. Navellier is 100% owner of the Distributor.

ACCOUNT POLICIES
--------------------------------------------------------------------------------


Here are some important details to know before investing in a Navellier Performance Funds Portfolio:


HOW WE PRICE SHARES.

Shares are priced at net asset value (NAV). The net asset value is calculated by adding the values of all securities and other assets of the Portfolio, subtracting liabilities, and dividing by the number of outstanding shares.

WHEN SHARES ARE PRICED.

NAV calculations are made once each day, after the close of trading (4:00 p.m. Eastern Time). Shares are not priced on any national holidays or other days when the New York Stock Exchange (NYSE) is closed.

IMPORTANT INFORMATION ABOUT FOREIGN STOCK TRADES.

Foreign stock trades may occur on days when the NYSE is closed. As a result, share values may change when you are unable to buy or sell shares.

NOTIFICATION OF CHANGES.

You will be notified of any significant changes to the Portfolios in writing at least 90 days before the changes take effect.

WHEN STATEMENTS ARE SENT.


We will send you an account statement at least quarterly.



EXCESSIVE TRADING



The exchange privilege is not intended as a vehicle for short-term or excessive trading. The Fund does not permit excessive trading/market-timing. Excessive purchases, redemptions or exchanges of fund shares disrupt portfolio management and drive fund expenses higher. The Fund may limit or terminate your exchange privileges or may not accept future investments from you if you engage in excessive trading. In determining excessive trading, we consider frequent purchases and redemptions having similar effects as exchanges to be excessive trading. Four or more exchanges in a quarter (3 months) is considered excessive trading, though the Fund reserves the right to impose restrictions if there are less frequent transactions.



MARKET TIMING



The Fund is not designed for market timing organizations or other entities using programmed or frequent exchanges. The Fund reserves the right to reject any specific purchase order, including an order made by a market timer. Any redemption that is made as a result of this activity will be subject to any and all redemption fees.



PLEASE NOTE: The Fund reserves the right to delay sending redemption proceeds for up to seven days.

UNDERSTANDING EARNINGS
--------------------------------------------------------------------------------

A Portfolio may pay you dividends or distributions. Here are some specifics about these earnings:

THREE KINDS OF DIVIDENDS.

Dividends paid to you could be:

     ?  a return of capital (a repayment of the money you invested);

     ?  dividends or interest earned by shares of the stocks in a Portfolio;

     ?  capital gains earned by selling shares of stocks at a profit.

WHEN DIVIDENDS AND DISTRIBUTIONS ARE PAID.

Each Portfolio will distribute all of its net investment income and net realized capital gains (if any) once a year, usually in December.

YOUR CHOICE: SHARES OR CASH.

You may choose to receive dividends or distributions in one of two ways:

     ? We will automatically reinvest your dividends and distributions in additional shares of the Portfolio, priced at the net asset value, unless you ask to be paid in cash. We have the right to alter this policy as long as we notify you at least 90 days before the record date for a dividend or distribution; or

     ? To be paid in cash, you must notify us in writing. Cash payments will be made by check, mailed to the same address as statements and confirmations, unless you instruct us otherwise in writing.

WHO RECEIVES A DIVIDEND.

You are entitled to a dividend or distribution if you buy shares before the close of business (4 p.m. Eastern Time) on the record date (the day the dividend or distribution is declared). Each Portfolio has the right to use this money until the date of payment to you.

UNDERSTANDING TAXES
--------------------------------------------------------------------------------


Distributions received in cash or additional shares of a Portfolio may be subject to federal income tax. The following are general rules concerning the tax consequences of investing in the Navellier Performance Funds Portfolios. Be sure to consult your tax advisor about the specific tax implications of your investments.


TAX CONSEQUENCES OF DIVIDENDS.

Your dividends are taxable in the following ways:

     ?  A return of capital is not taxable to you.

     ? Dividends and interest earned by the Portfolio are taxable to you as ordinary income.

     ? Capital gains distributions are taxable as long-term capital gains, regardless of how long you have held the shares. When you sell or exchange shares you will realize a capital gain or loss, depending on the difference between what your shares cost you and what you receive for them. A capital gain or loss will be long-term or short-term, depending on the length of time you held the shares.

WHEN DIVIDENDS ARE TAXABLE.

Dividends are taxable in the year they are declared. You could, therefore, receive a dividend payment in January that is taxable in the previous year because it was declared in the previous year.

TAX EXCEPTIONS.

Dividends will not be taxable in the year they are paid if the Portfolio is being held in a tax-advantaged account, such as an IRA.

GAINS AND LOSSES.

If you sell or exchange shares, you will usually receive either a gain or a loss (based on the difference between what you paid for the shares and the price at which you sold or exchanged them). These gains and losses may be subject to federal income tax, are usually treated as capital gains, and will be either long-term or short-term depending on how long you held the shares.

REPORTING.


You must report all dividends and redemptions. You may be subject to a 31% backup withholding, as required by law. (See the signature area of our application.) This amount will be credited against your federal income tax liabilities.



STATE AND LOCAL TAXES.


Dividends may be subject to state and local taxes.

BE CAREFUL: TIMING CAN MAKE A DIFFERENCE.

Capital gains and dividends reduce the net asset value (NAV) of each Portfolio share. Before buying shares, be aware when dividends, including capital gains distributions, are expected to be paid. If they are paid shortly after you purchase shares, the value of your shares will be reduced and the dividend or distribution will be taxable to you, even though the account will have the same value before and after the distribution.

HOW TO BUY, SELL, AND EXCHANGE SHARES
--------------------------------------------------------------------------------

Here are some general rules to consider:

THREE WAYS TO PLACE ORDERS.

You may place an order with:

     ?  the Distributor, Navellier Securities Corp.;


     ?  the Transfer Agent, FBR National Bank & Trust; or


     ?  one of our selected broker-dealers.

PURCHASE MINIMUMS.

You may buy Navellier Performance Portfolios for:

     ? an initial amount of at least $2,000 per Portfolio (at least $500 per Portfolio for an IRA or other tax qualified retirement plan); and,

     ?  additional investments of at least $100 per Portfolio.

MINIMUM ACCOUNT BALANCES.

Accounts of less than $2,000 per Portfolio ($500 per Portfolio for IRAs) are expensive to maintain. Therefore, if you sell an amount of shares that brings your account balance below the minimum, we may ask you to add to the account to raise it above the minimum. If, 30 days later, the balance is still below the minimum, we have the right to sell the shares and close the account without your consent. (We will not close accounts if the balance falls because of market price fluctuations.)

PRICING.

You receive the next NAV calculated after your properly completed order is received.

DIVIDENDS.

You will be credited with dividends for shares on the day you purchase them, but you will not be credited with dividends for shares on the day you sell them.

WHEN YOU RECEIVE YOUR MONEY.


You may instruct us to deposit the proceeds of a sale into the Fund for Government Investors, an unaffiliated money market mutual fund, or to mail you the proceeds. Normally, we will mail your check within seven days of the redemption. (This generally applies in cases of very large redemptions, excessive trading or during unusual market conditions.) If you sell all your shares, you will receive an amount equal to the total value of the shares plus all declared but unpaid dividends. If you buy shares by check and sell them within the next 15 days, we may delay paying you until after the 15th day from the purchase date or until the check clears, whichever occurs first. You can avoid this delay if you wire money to buy shares.


RESTRICTIONS ON PHONE ORDERS.


The Fund and its Transfer Agent will not be responsible for the authenticity of phone instructions or any losses, resulting from unauthorized shareholder transactions if they reasonably believe that such instructions were genuine. You automatically receive telephone redemption and exchange privileges when you invest in the Fund. Telephone redemption is not available for shares held in IRAs. Furthermore, you must wait 30 days after notifying FBR National Bank & Trust of a change in your address before selling your shares by telephone. Each Portfolio may change, modify, or terminate its telephone redemption services at any time upon 30 days' notice. If you or your financial institution transact business with the Fund over the telephone, you will generally bear the risk of any loss.


CHANGING THE TERMS.

We can change any of the methods of buying or selling after giving you 30 days' written notice.

EXCHANGING SHARES.

You may instruct us to exchange shares in one Navellier Portfolio for shares in another Navellier Portfolio (unless your state doesn't allow exchanges). We will do this by selling the shares in one Portfolio and buying shares in another. There are certain limitations:

     ? The amount must be at least $2,000 ($500 for IRAs) if you're exchanging into a Portfolio for the first time; or $100 if you have already bought shares in that Portfolio.

     ?  You may make only one exchange within any 30-day period.

     ? You may make up to 10 exchanges per year; after the fifth one, there will be a $5 fee per exchange.

BUYING SHARES


BY MAIL

FILL OUT AN APPLICATION. Complete an application naming the Portfolio or Portfolios in which you are investing and how much money is to be invested in each.

WRITE A CHECK.  Make the check payable to "The Navellier Performance Funds."

SEND THE CHECK AND APPLICATION.  Mail the check and application to:

     The Navellier Performance Funds

     c/o FBR National Bank & Trust

     4922 Fairmont Avenue
     Bethesda, MD 20814

Once your check and properly completed application are received, your shares will be bought at the next determined NAV. For example, if we receive your check after 4 p.m. Eastern time, the purchase will be made based on the shares' NAV of the next trading day. If additional information is required, your application will be considered incomplete until we have received it.

PLEASE NOTE:  No foreign checks are accepted.

BY WIRE

CALL YOUR BANK.  Tell your bank to send wiring instructions including:

     ? the Portfolio or Portfolios in which you are investing, and how much is to be invested in each;

     ?  your Navellier account number;

     ?  the order number (if available);

     ?  your name.

GIVE THE BANK WIRING INSTRUCTIONS.  Send the wire transfer to:


     FBR National Bank & Trust

     Bethesda, MD
     Routing number 0550 71084
     For account of The Navellier Performance Funds
     Account number 029 385770

FOLLOW UP WITH A PHONE CALL. You must follow up the wire with a phone call to us at 1-800-622-1386 or 1-301-657-1510 and tell us the amount you wired and the bank sending the wire.

PLEASE NOTE: You are responsible for any wiring charges from your bank. If we purchase shares based on your wiring instructions and have to cancel the purchase because your wire is not received, you may be liable for any loss the Portfolio may incur.

BY AUTOMATIC PLAN


MAKE MONTHLY PURCHASES. You may make automatic monthly purchases of Portfolio shares directly from your bank account. Simply complete the automatic monthly withdrawal section of the application authorizing your bank to transfer money from your checking account to FBR National Bank & Trust. This is a free service, and you may discontinue it at any time.



PLEASE NOTE:  The Fund reserves the right to reject any purchase order.

SELLING OR EXCHANGING SHARES

BY MAIL

SEND THE FOLLOWING INFORMATION.  Send a written request including the:

     ?  name of the Portfolio;

     ?  account name and number;

     ?  exact names of each registered account owner;

     ? number or dollar amount of shares to be sold (or that all shares are to be sold).

The mailing address is:

     The Navellier Performance Funds

     c/o FBR National Bank & Trust

     4922 Fairmont Avenue
     Bethesda, MD 20814

BY PHONE


MAKE A PHONE CALL. Call FBR National Bank & Trust at 1-800-622-1386 by 4 p.m. Eastern Time to have your shares sold that day.


HAVE YOUR INFORMATION READY. Provide the proper personal identification information requested of you. We reserve the right to refuse the order if we cannot reasonably confirm the authenticity of the instructions.

BY AUTOMATIC PLAN


MAKE REGULAR WITHDRAWALS. If you have a total of $25,000 or more invested in Navellier Performance Funds Portfolios, you may instruct us to make monthly, quarterly, or annual payments of any amount above $1,000 to anyone you name. Shares will be sold on the last business day of each month. Contact us to arrange this service.


BUYING OR SELLING THROUGH SELECTED BROKER-DEALERS

You may buy or sell shares through selected broker-dealers. The shares will be bought at the next determined NAV after receiving the order. If you think an order should have been delivered to us before 4 p.m. Eastern time but it was not, you must resolve the issue directly with your broker-dealer. The broker-dealer is responsible for sending your order in promptly.


BROKER COMPENSATION. Brokers will be paid a service fee depending on the average net assets in the Portfolio in which they purchase shares. These fees are paid from the 12b-1 fee deducted from each Portfolio. In addition to covering the cost of commissions and service fees, the 12b-1 fee is used to pay for other expenses such as sales literature, prospectus printing and distribution and compensation to the distributor and its wholesalers. For more information on the 12b-1 fees for each Portfolio, see the "Fees and Expenses of the Portfolio" section for each Portfolio. Certain broker-dealers may also impose transaction charges or fees for services. However, shares of the Fund purchased directly from the Fund will be free of any such transaction charges or service fees.

NEED TO KNOW MORE?
--------------------------------------------------------------------------------


THE NAVELLIER PERFORMANCE FUNDS PORTFOLIOS


Additional information is available free of charge in the Fund's Annual/Semi-Annual Report and the Statement of Additional Information (SAI). In our Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the past fiscal year. The SAI is incorporated by reference (legally considered part of this document). Documents will be sent within 3 business days of receipt of request.


     The Navellier Performance Funds

     c/o Navellier Securities Corp.
     One East Liberty, Third Floor
     Reno, Nevada 89501
     1-800-887-8671

     Internet address: http://www.navellierperformancefunds.com


Copies can also be viewed at the SEC's Public Reference Room in Washington, D.C. (1-800-SEC-0330), or on the Commission's Internet site (http://www.sec.gov), or by written request (including duplicating fee) to the Public Reference Section of the Commission, Washington, D.C. 20549-6009.

SEC File Number-811-9142

                                        PART B

                           THE NAVELLIER PERFORMANCE FUNDS

                         STATEMENT OF ADDITIONAL INFORMATION


                              DATED APRIL 30, 2001




    This Statement of Additional Information, which is not a prospectus, should be read in conjunction with the Prospectus of The Navellier Performance Funds (the "Fund"), dated April 30, 2001, the Prospectus of the Aggressive Small Cap Equity Portfolio of the Navellier Performance Funds dated April 30, 2001 and the Prospectus and Statement of Additional Information for the Class I shares of the Navellier Mid Cap Growth Portfolio of The Navellier Performance Funds dated April 30, 2001; copies of which Prospectuses and Statement of Additional Information may be obtained, without charge, by contacting the Fund, at its mailing address c/o Navellier Securities, Corp., One East Liberty, Third Floor, Reno, Nevada 89501; Tel: 1-800-887-8671.

                                  TABLE OF CONTENTS

GENERAL INFORMATION AND HISTORY. . . . . . . . . . . . . . . . . . . . . 1

INVESTMENT OBJECTIVES AND POLICIES . . . . . . . . . . . . . . . . . . . 1


TRUSTEES AND OFFICERS OF THE FUND. . . . . . . . . . . . . . . . . . . .17



CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES. . . . . . . . . . .20



THE INVESTMENT ADVISER, DISTRIBUTOR,
  CUSTODIAN AND TRANSFER AGENT . . . . . . . . . . . . . . . . . . . . .21



BROKERAGE ALLOCATION AND OTHER PRACTICES . . . . . . . . . . . . . . . .31



CAPITAL STOCK AND OTHER SECURITIES . . . . . . . . . . . . . . . . . . .35



PURCHASE, REDEMPTION, AND PRICING OF SHARES. . . . . . . . . . . . . . .37



TAXES. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .41



UNDERWRITERS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .46



CALCULATION OF PERFORMANCE DATA. . . . . . . . . . . . . . . . . . . . .47



FINANCIAL STATEMENTS . . . . . . . . . . . . . . . . . . . . . . . . . .49



APPENDIX . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

                         GENERAL INFORMATION AND HISTORY

    The Fund is a business trust company organized under the laws of the State of Delaware on October 17, 1995.


                       INVESTMENT OBJECTIVES AND POLICIES

INVESTMENT OBJECTIVE OF THE NAVELLIER AGGRESSIVE GROWTH PORTFOLIO

    The investment objective of the Navellier Aggressive Growth Portfolio is to achieve long term growth of capital primarily through investments in stocks of companies with appreciation potential.


    The Navellier Aggressive Growth Portfolio is a non-diversified Portfolio, which means it may invest a larger than normal percentage of its total assets in the equity (including convertible debt) securities of any one company or companies which the Investment Adviser believes represents an opportunity for significant capital appreciation. The Investment Adviser will not invest more than 10% of the Portfolio's assets in the securities of any single company or 25% or more of the Portfolio's assets in securities issued by companies in any one industry. Since the Investment Adviser can invest more of the Portfolio's assets in the stock of a single company, this Portfolio should be considered to offer greater potential for capital appreciation as well as greater risk of loss due to the potential increased investment of assets in a single company. This Portfolio, because of its non-diversification, also poses a greater potential for volatility. This Portfolio should not be considered suitable for investors seeking current income. This Portfolio may invest its assets in the securities of a broad range of companies without restriction on their capitalization. Under normal circumstances, the Aggressive Growth Portfolio will invest at least 65% of its total assets in securities of companies. However, that projected minimum percentage could be lowered during adverse market conditions or for defensive purposes and is not a fundamental policy of the Portfolio. Securities of issuers include, but are not limited to, common and preferred stock, and convertible preferred stocks that are convertible into common stock. While this Portfolio intends to operate as a non-diversified open end management investment company for the purposes of the 1940 Act, it also intends to qualify as a regulated investment company under the Internal Revenue Code ("Code"). As a non-diversified investment company under the 1940 Act, the Fund may invest more than 5% and up to 25% of its assets in the securities of any one issuer at the time of purchase. However, for purposes of the Internal Revenue Code, as of the last day of any fiscal quarter, this Portfolio may not have more than 25% of its total assets invested in any one issuer, and, with respect to 50% of its total assets, the Portfolio may not have more than 5% of its total assets invested in any one issuer, nor may it own more than 10% of the outstanding voting securities of any one issuer. These limitations do not apply to investments in securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities or the securities of investment companies that qualify as regulated investment companies under the Code.


    Investors in the Aggressive Growth Portfolio pay no initial sales charge
(load) but do pay an annual 0.25% fee ("12b-1 fee") which over a period of years could result in higher overall expenses than payment of an initial sales load.

INVESTMENT OBJECTIVE OF THE NAVELLIER MID CAP GROWTH PORTFOLIO


    The Investment Objective of the Mid Cap Growth Portfolio is to achieve long-term growth of capital primarily through investment in mid cap companies with appreciation potential. The Mid Cap Growth Portfolio invests in equity securities traded in all United States markets including dollar denominated foreign securities traded in United States markets. It is a diversified portfolio, meaning it limits its investment in the securities of any single company (issuer) to a maximum of 5% of the Portfolio assets and further limits its investments to less than 25% of the Portfolio's assets in any one industry group. The Mid Cap Growth Portfolio seeks long term capital appreciation through investments in securities of mid cap companies (companies with market capitalization of between $2 Billion and $10 Billion) which the Investment Adviser feels are undervalued in the marketplace. Investors in the Mid Cap Growth Portfolio pay no initial sales charge (load) but do pay an annual 0.25% fee ("12b-1 fee") which over a period of years could result in higher overall expenses than payment of an initial sales load. Navellier Management, Inc. is the Investment Adviser for the Mid Cap Growth Portfolio. Navellier Securities Corp. is the principal distributor for the Mid Cap Growth Portfolio's shares. This Portfolio should not be considered suitable for investors seeking current income.


INVESTMENT OBJECTIVE OF THE NAVELLIER AGGRESSIVE MICRO CAP PORTFOLIO

    The Investment Objective of the Navellier Aggressive Micro Cap Portfolio is to achieve long-term growth of capital primarily through investment in companies with appreciation potential. The Aggressive Micro Cap Portfolio invests in equity securities traded in the United States securities markets of domestic issuers and of foreign issuers. The sole objective of the Aggressive Micro Cap Portfolio will be to seek to achieve long term growth of capital primarily through investments in securities of micro cap companies (companies with market capitalization of less than $1 Billion) with appreciation potential. There can be no assurance that the Portfolio will achieve its investment objectives. The Portfolio's investment objectives may not be changed without shareholder approval. This Portfolio should not be considered suitable for investors seeking current income. Investors in this Portfolio pay no initial sales charge but do pay an annual 0.25% fee ("12b-1 fee") which over a period of years could result in higher overall expenses than payment of an initial sales charge.

INVESTMENT OBJECTIVE OF THE NAVELLIER SMALL CAP VALUE PORTFOLIO


    The Investment Objective of the Small Cap Value Portfolio is to achieve long-term growth of capital primarily through investment in small cap companies which the Investment Adviser believes are undervalued and which the Investment Adviser believes have appreciation potential. This Portfolio seeks to achieve its investment objective by investing in equities of small cap issuers with superior fundamentals, including but not limited to, high dividend yields, and positive quarterly earnings changes and other value type screens. The Small Cap Value Portfolio invests in equity securities traded in all United States markets including dollar denominated foreign securities traded in United States markets. It is a diversified portfolio, meaning it limits its investment in the securities of any single company (issuer) to a maximum of 5% of the Portfolio assets and further limits its investments to less than 25% of the Portfolio's assets in any one industry group. The Small Cap Value Portfolio seeks long term capital appreciation through investments in securities of small cap companies (companies with market capitalization of less than $2 Billion) which the Investment Adviser feels are undervalued in the marketplace. Investors in the Small Cap Value Portfolio pay no initial sales charge (load) but do pay an annual 0.25% fee ("12b-1 fee") which over a period of years could result in higher overall expenses than payment of an initial sales load. Navellier Management, Inc. is the Investment Adviser for the Small Cap Value Portfolio. Navellier Securities Corp. is the principal distributor for the Small Cap Value Portfolio's shares. This Portfolio should not be considered suitable for investors seeking current income.

INVESTMENT OBJECTIVE OF THE NAVELLIER LARGE CAP GROWTH PORTFOLIO

    The investment objective of the Navellier Large Cap Growth Portfolio is to achieve long term growth of capital primarily through investments in stocks of companies with appreciation potential.


    The Navellier Large Cap Growth Portfolio is a non-diversified Portfolio, which means it may invest a larger than normal percentage of its total assets in the equity (including convertible debt) securities of any one company or companies which the Investment Adviser believes represents an opportunity for significant capital appreciation. The Investment Adviser will not invest more than 10% of the Portfolio's assets in the securities of any single company or 25% or more of the Portfolio's assets in securities issued by companies in any one industry. Since the Investment Adviser can invest more of the Portfolio's assets in the stock of a single company, this Portfolio should be considered to offer greater potential for capital appreciation as well as greater risk of loss due to the potential increased investment of assets in a single company. This Portfolio, because of its non-diversification, also poses a greater potential for volatility. This Portfolio should not be considered suitable for investors seeking current income. This Portfolio may invest its assets in the securities of a broad range of companies with market capitalization in excess of five billion dollars. Under normal circumstances, this Portfolio will invest at least 65% of its total assets in securities of companies with market capitalizations in excess of $5 Billion. However, that projected minimum percentage could be lowered during adverse market conditions or for defensive purposes and is not a fundamental policy of the Portfolio. Securities of issuers include, but are not limited to, common and preferred stock, and convertible preferred stocks that are convertible into common stock. While this Portfolio intends to operate as a non-diversified open end management investment company for the purposes of the 1940 Act, it also intends to qualify as a regulated investment company under the Internal Revenue Code ("Code"). As a non-diversified investment company under the 1940 Act, this Portfolio may invest more than 5% and up to 25% of its assets in the securities of any one issuer at the time of purchase. However, for purposes of the Internal Revenue Code, as of the last day of any fiscal quarter, this Portfolio may not have more than 25% of its total assets invested in any one issuer, and, with respect to 50% of its total assets, this Portfolio may not have more than 5% of its total assets invested in any one issuer, nor may it own more than 10% of the outstanding voting securities of any one issuer. These limitations do not apply to investments in securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities or the securities of investment companies that qualify as regulated investment companies under the Code.


    Investors in the Navellier Large Cap Growth Portfolio pay no initial sales charge but do pay an annual 0.25% fee ("12b-1 fee") which over a period of years could result in higher overall expenses than payment of an initial sales charge.

INVESTMENT OBJECTIVE OF THE NAVELLIER LARGE CAP VALUE PORTFOLIO


    The investment objective of the Navellier Large Cap Value Portfolio is to achieve a long-term increase in capital, primarily through investments in stocks of large cap companies which the Investment Adviser believes are undervalued.



    The Large Cap Value Portfolio invests in equity securities traded in all United States markets, including dollar-denominated foreign securities traded in the United States markets. It is a diversified portfolio, meaning it limits its investment in the securities of any single company (issuer) to a maximum of 5% of the Portfolio assets and further limits its investments to less than 25% of the Portfolio's assets in any one industry group. The Large Cap Value Portfolio seeks long term capital appreciation through investments in securities of large cap companies (companies with market capitalization of over $5 Billion) which the Investment Adviser feels are undervalued in the marketplace. Investors in the Large Cap Value Portfolio pay no initial sales charge (load) but do pay an annual 0.25% fee ("12b-1 fee") which over a period of years could result in higher overall expenses than payment of an initial sales load. Navellier Management, Inc. is the Investment Adviser for the Large Cap Value Portfolio. Navellier Securities Corp. is the principal distributor for the Large Cap Value Portfolio's shares. This Portfolio should not be considered suitable for investors seeking current income.






INVESTMENT OBJECTIVE OF THE NAVELLIER AGGRESSIVE SMALL CAP EQUITY PORTFOLIO

    The Investment Objective of the Navellier Aggressive Small Cap Equity Portfolio is to achieve long-term growth of capital primarily through investment in small cap companies with appreciation potential. The Aggressive Small Cap Equity Portfolio invests in equity securities traded in the United States securities markets of domestic issuers and of foreign issuers. The sole objective of the Aggressive Small Cap Equity Portfolio will be to seek to achieve long term growth of capital primarily through investments in securities of small cap companies (companies with market capitalization of less than $2 Billion) with appreciation potential. There can be no assurance that the Portfolio will achieve its investment objectives. The Portfolio's investment objectives may not be changed without shareholder approval. This Portfolio should not be considered suitable for investors seeking current income. Investors in this Portfolio pay an annual 0.25% 12b-1 fee which over a period of years could result in higher overall expenses than payment of an initial sales charge.

OTHER INVESTMENTS


     While under normal circumstances each of the Portfolios will invest at least 80% of its total assets in equity securities, each of the Portfolios may, for temporary defensive purposes or to maintain cash or cash equivalents to meet anticipated redemptions, also invest in debt securities and money market funds if, in the opinion of the Investment Adviser, such investment will further the cash needs or temporary defensive needs of the Portfolio. In addition, when the Investment Adviser feels that market or other conditions warrant it, for temporary defensive purposes, each Portfolio may retain cash or invest all or any portion of its assets in cash equivalents, including money market mutual funds. Under normal conditions, a Portfolio's holdings in non-equity securities should not exceed 20% of the total assets of the Portfolio. If a Portfolio's assets, or a portion thereof, are retained in cash or money market funds or money market mutual funds, such holdings will, in all probability, be deposited in interest-bearing or money market accounts or money market mutual funds such as the Fund for Government Investors, an unaffiliated money market mutual fund. FBR National Bank & Trust is the Fund's Transfer Agent and Custodian. Cash deposits by the Fund in interest bearing instruments issued by FBR National Bank & Trust ("Transfer Agent") will only be deposited with the Transfer Agent if its interest rates, terms, and security are equal to or better than could be received by depositing such cash with another savings institution. Money market mutual fund investments have no FDIC protection. Deposits in FBR National Bank & Trust interest bearing, non money market mutual fund deposit accounts have only $100,000 protection. Money market mutual fund investment products are not insured by the FDIC. They are not deposits. Nor are they any other obligation of, or guaranteed by, any bank or bank affiliate and involve investment risks, including possible loss of the principal amount invested.


    It is anticipated that, for each of the Portfolios, all of their investments in corporate debt securities (other than commercial paper) and preferred stocks will be represented by debt securities and preferred stocks which have, at the time of purchase, a rating within the four highest grades as determined by Moody's Investors Service, Inc. (Aaa, Aa, A, Baa) or by Standard & Poor's Corporation (AAA, AA, A, BBB; securities which are rated BBB/Baa have speculative characteristics). Although investment-quality securities are subject to market fluctuations, the risk of loss of income and principal is generally expected to be less than with lower quality securities. In the event the rating of a debt security or preferred stock in which the Portfolio has invested drops below investment grade, the Portfolio will promptly dispose of such investment. When interest rates go up, the market value of debt securities generally goes down and long-term debt securities tend to be more volatile than short term debt securities.


    In determining the types of companies which will be suitable for investment by the Aggressive Growth Portfolio, the Mid Cap Growth Portfolio, the Aggressive Small Cap Portfolio, the Small Cap Value Portfolio, the Large Cap Growth Portfolio, the Large Cap Value Portfolio, and the Aggressive Small Cap Equity Portfolio, the Investment Adviser will screen over 9,000 stocks and will take into account various factors and base its stock selection on its own model portfolio theory concepts. Each Portfolio invests primarily in what the Investment Adviser believes are undervalued common stocks believed to have long-term appreciation potential. Stocks are selected on the basis of an evaluation of factors such as earnings growth, expanding profit margins, market dominance and/or factors that create the potential for market dominance, sales growth, and other factors that indicate a company's potential for growth or increased value. There are no limitations on the Aggressive Growth Portfolio or the Large Cap Growth Portfolio as to the type, operating history, or dividend paying record of companies or industries in which these two Portfolios may invest; the principal criteria for investment is that the securities provide opportunities for capital growth. The Mid Cap Growth Portfolio invests at least 80% of its total assets in equity securities of companies defined as Mid Cap (companies with capitalization of between $2 Billion and $10 Billion). The Aggressive Micro Cap Portfolio invests at least 80% of its total assets in equity securities of companies defined as micro cap (companies with capitalization of less than $1 Billion.) The Small Cap Value Portfolio and the Aggressive Small Cap Equity Portfolio invest at least 80% of their total assets in equity securities of companies defined as small cap (companies with capitalization of less than $2 Billion). The Large Cap Growth Portfolio and the Large Cap Value Portfolio invest at least 80% of their total assets in equity securities of companies defined as large cap (companies with capitalization over $5 Billion). These Portfolios will invest up to 100% of their capital in equity securities selected for their growth or value potential. The Investment Adviser will typically (but not always) purchase common stocks of issuers which have records of profitability and strong earnings momentum. When selecting such stocks for investment by the Portfolios, the issuers may be lesser known companies moving from a lower to a higher market share position within their industry groups rather than the largest and best known companies in such groups. The Investment Adviser, when investing for the Aggressive Growth Portfolio, the Large Cap Growth Portfolio and the Large Cap Value Portfolio may also purchase common stocks of well known, highly researched, large companies if the Investment Adviser believes such common stocks offer opportunity for long-term capital appreciation.

LACK OF OPERATING HISTORY AND EXPERIENCE


     The Aggressive Growth Portfolio went effective December 28, 1995 and has over five years of operations. The Mid Cap Growth Portfolio and the Aggressive Micro Cap Portfolio both went effective November 26, 1996 (however The Aggressive Micro Cap Portfolio was not actively marketed to the public until March 17, 1997). The Large Cap Growth, The Small Cap Value, and The Large Cap Value Portfolios are all investment company portfolios which went effective December 18, 1997. The Aggressive Small Cap Equity Portfolio was originally organized as an investment company under The Navellier Series Fund which went effective April 1, 1994. The Investment Adviser was organized on May 28, 1993. Although the Investment Adviser sub-contracts a substantial portion of its responsibilities for administrative services of the Fund's operations to various agents, including the Transfer Agent and the Custodian, the Investment Adviser still has overall responsibility for the administration of each of the Portfolios and oversees the administrative services performed by others as well as servicing customer's needs and, along with each Portfolio's Trustees, is responsible for the selection of such agents and their oversight. The Investment Adviser also has overall responsibility for the selection of securities for investment for each of the Portfolios. The Investment Adviser has a consulting agreement with Robert Barnes, Ph.D, whereby Mr. Barnes provides analysis and consults with the Investment Adviser regarding large cap equity securities as possible investments for The Large Cap Growth Portfolio.



     Louis Navellier, the owner of the Investment Adviser, is also the owner of another investment advisory firm, Navellier & Associates Inc., which presently manages over $4.5 billion in investor funds. Louis Navellier, the owner of the Investment Adviser, is also the owner of another investment advisory firm, Navellier Fund Management, Inc., and owns other investment advisory entities which manage assets and/or act as sub-advisors, all of which firms employ the same basic modern portfolio theories and select many of the same over-the-counter stocks and other securities which the Investment Adviser intends to employ and invest in while managing the Portfolios of the Fund. Because many of the over-the-counter and other securities which Investment Adviser intends to, or may, invest in have a smaller number of shares available to trade than more conventional companies, lack of shares available at any given time may result in one or more of the Portfolios of the Fund not being able to purchase or sell all shares which Investment Adviser desires to trade at a given time or period of time, thereby creating a potential liquidity problem which could adversely affect the performance of the Fund portfolios. Since the Investment Adviser will be trading on behalf of the various Portfolios of the Fund in some or all of the same securities at the same time that Navellier & Associates Inc., Navellier Fund Management, Inc. and other Navellier controlled investment entities are trading, the potential liquidity problem could be exacerbated. In the event the number of shares available for purchase or sale in a security or securities is limited and therefore the trade order cannot be fully executed at the time it is placed, i.e., where the full trade orders of Navellier & Associates Inc., Navellier Fund Management, Inc., and other Navellier controlled investment entities and the Fund cannot be completed at the time the order is made, Navellier & Associates, Inc., and the other Navellier controlled investment entities and the Investment Adviser will allocate their purchase or sale orders in proportion to the dollar value of the order made by the other Navellier entities, and the dollar value of the order made by the Fund. For example, if Navellier & Associates Inc., and Navellier Fund Management, Inc., each place a $25,000 purchase order and Investment Adviser on behalf of the Fund places a $50,000 purchase order for the same stock and only $50,000 worth of stock is available for purchase, the order would be allocated $12,500 each of the stock to Navellier & Associates Inc., and Navellier Fund Management, Inc., and $25,000 of the stock to the Fund. As the assets of each Portfolio of the Fund increase the potential for shortages of buyers or sellers increases, which could adversely affect the performance of the various Portfolios. While the Investment Adviser generally does not anticipate liquidity problems (i.e., the possibility that the Portfolio cannot sell shares of a company and therefore the value of those shares drops) unless the Fund has assets in excess of two billion dollars (although liquidity problems could still occur when the Fund has assets of substantially less than two billion dollars), each investor is being made aware of this potential risk in liquidity and should not invest in the Fund if he, she, or it is not willing to accept this potentially adverse risk, and by investing, acknowledges that he, she or it is aware of the risks.


    An investment in shares of any Portfolio of the Fund involves certain speculative considerations. There can be no assurance that any of the Portfolios' objectives will be achieved or that the value of the investment will increase. An investment in shares of the Aggressive Growth Portfolio and/or the Large Cap Growth Portfolio may also involve a higher degree of risk than an investment in shares of a more traditional open-end diversified investment company because the Aggressive Growth Portfolio and the Large Cap Growth Portfolio may each invest up to 10% of its assets in the securities of any single issuer and up to 25% of its assets in the securities of any single industry, thereby potentially creating greater volatility or increasing the chance of losses. As non-diversified investment Portfolios, the Aggressive Growth Portfolio and the Large Cap Growth Portfolio may each be subject to greater fluctuation in the total market value of such Portfolio, and economic, political or regulatory developments may have a greater impact on the value of these Portfolios than would be the case if these Portfolios were diversified among a greater number of issuers. All Portfolios intend to comply with the diversification and other requirements applicable to regulated investment companies under the Internal Revenue Code.

    As part of a merger of the Aggressive Small Cap Equity Portfolio of the Navellier Series Fund ("Series Portfolio") into the Aggressive Small Cap Equity Portfolio of this Fund ("Performance Portfolio"), the Performance Portfolio has agreed to accept all assets and to assume all valid liabilities of the Series Portfolio. There were approximately $70 million in assets transferred to the Performance Portfolio. The former Trustees of the Navellier Series Fund, which was merged into the Aggressive Small Cap Equity Portfolio ("Portfolio") on July 24, 1998 have made a demand to be indemnified for their attorneys fees and costs which they claim to be approximately $4 million, in connection with a class action lawsuit filed against them by shareholders of the Portfolio. The current Trustees of the Navellier Performance Funds (the "Fund") and the legal counsel to the Fund do not believe the former Trustees have a valid claim. However, if such claim is ultimately determined by a court to be valid, only the assets of the Portfolio would be subject to such claim and not the assets of any other Portfolio of the Fund. However, even then, Navellier Management, Inc. ("NMI") has agreed that, if any such claim were ultimately determined to be valid, NMI, not the Portfolio, would pay such claim.

    INVESTMENT POLICIES. The investment objectives and policies of each Portfolio are described in the "Investment Objectives and Policies" section of the Prospectus. The following general policies supplement the information contained in that section of the Prospectus. Also following are other types of investments in which the various Portfolios may invest.


    CERTIFICATES OF DEPOSIT. Certificates of deposit are generally short-term, interest-bearing, negotiable certificates issued by banks or savings and loan associations against funds deposited in the issuing institution.

    TIME DEPOSITS. Time deposits are deposits in a bank or other financial institution for a specified period of time at a fixed interest rate for which a negotiable certificate is not received.

    BANKER'S ACCEPTANCES. A banker's acceptance is a time draft drawn on a commercial bank by a borrower usually in connection with an international commercial transaction (to finance the import, export, transfer, or storage of goods). The borrower, as well as the bank, is liable for payment, and the bank unconditionally guarantees to pay the draft at its face amount on the maturity date. Most acceptances have maturities of six months or less and are traded in secondary markets prior to maturity.

    COMMERCIAL PAPER. Commercial paper refers to short-term, unsecured promissory notes issued by corporations to finance short-term credit needs. Commercial paper is usually sold on a discount basis and has a maturity at the time of issuance not exceeding nine months.

    CORPORATE DEBT SECURITIES. Corporate debt securities with a remaining maturity of less than one year tend to become liquid and can sometimes be traded as money market securities.

    UNITED STATES GOVERNMENT OBLIGATIONS. Securities issued or guaranteed as to principal and interest by the United States government include a variety of Treasury securities, which differ only in their interest rates, maturities, and times of issuance. Treasury bills have a maturity of one year or less. Treasury notes have maturities of one to seven years, and Treasury bonds generally have a maturity of greater than five years.

    Agencies of the United States government which issue or guarantee obligations include, among others, export-import banks of the United States, Farmers' Home Administration, Federal Housing Administration, Government National Mortgage Association, Maritime Administration, Small Business Administration, the Defense Security Assistance Agency of the Department of Defense, and the Tennessee Valley Authority. Obligations of instrumentalities of the United States government include securities issued or guaranteed by, among others, the Federal National Mortgage Associates, Federal Intermediate Credit Banks, Banks for Cooperatives, and the United States Postal Service. Some of the securities are supported by the full faith and credit of the United States government; others are supported by the right of the issuer to borrow from the Treasury, while still others are supported only by the credit of the instrumentality.

    STOCK INDEX FUTURES. A stock index futures contract (an "Index Future") is a contract to buy an integral number of units of the relevant index at a specified future date at a price agreed upon when the contract is made. A unit is the value at a given time of the relevant index.

INVESTING IN SECURITIES OF FOREIGN ISSUERS

    Investments in foreign securities (those which are traded principally in markets outside of the United States), particularly those of non-governmental issuers, involve considerations which are not ordinarily associated with investing in domestic issuers. These considerations include, among others, changes in currency rates, currency exchange control regulations, the possibility of expropriation, the unavailability of financial information, the difficulty of interpreting financial information prepared under laws applicable to foreign securities markets, the impact of political, social, or diplomatic developments, difficulties in invoking legal process abroad, and the difficulty of assessing economic trends in foreign countries. Furthermore, issuers of foreign securities are subject to different, and often less comprehensive, accounting, reporting and disclosure requirements than domestic issuers. The laws of some foreign countries may limit a Fund's ability to invest in securities of certain issuers located in those countries. The securities of some foreign issuers and securities traded principally in foreign securities markets are less liquid and at times more volatile than securities of comparable U.S. issuers and securities traded principally in U.S. securities markets. Foreign brokerage commissions and other fees are also generally higher than those charged in the United States. There are also special tax considerations which apply to securities of foreign issuers and securities traded principally in foreign securities markets.

    The risks of investing in foreign securities may be intensified in the case of investments in emerging markets or countries with limited or developing capital markets. Prices of securities of companies in emerging markets can be significantly more volatile than prices of securities of companies in the more developed nations of the world, reflecting the greater uncertainties of investing in less developed markets and economies. In particular, countries with emerging markets may have relatively unstable governments, present the risk of nationalization of businesses, restrictions on foreign ownership, or prohibitions of repatriation of assets, and may have less protection of property rights than more developed countries. The economies of countries with emerging markets may be predominantly based on only a few industries or dependent on revenues from particular commodities or on international aid or development assistance, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates. Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of substantial holdings difficult or impossible at times. Consequently, securities of issuers located in countries with emerging markets may have limited marketability and may be subject to more abrupt or erratic price movements. Also, such local markets typically offer less regulatory protections for investors.

    While to some extent the risks to the Fund of investing in foreign securities may be limited, since each Portfolio may not invest more than 15% of its net asset value in such securities and each Portfolio of the Fund may only invest in foreign securities which are traded in the United States securities markets, the risks nonetheless exist.



    The Investment Adviser will use the same basic selection criteria for investing in foreign securities as it uses in selecting domestic securities as described in the Investment Objectives and Policies section of this Prospectus and for the International Equity Portfolio, will use the criteria described in the Investment Objectives and Policies for the International Equity Portfolio described in this Prospectus.

    INVESTMENT RESTRICTIONS. The Fund's fundamental policies as they affect a Portfolio cannot be changed without the approval of a vote of a majority of the outstanding securities of such Portfolio. A proposed change in fundamental policy or investment objective will be deemed to have been effectively acted upon with respect to any Portfolio if a majority of the outstanding voting securities of that Portfolio votes for the matter. Such a majority is defined as the lesser of (a) 67% or more of the voting shares of the Fund present at a meeting of shareholders of the Portfolio, if the holders of more than 50% of the outstanding shares of the Portfolio are present or represented by proxy or (b) more than 50% of the outstanding shares of the Portfolio. For purposes of the following restrictions (except the percentage restrictions on borrowing and illiquid securities -- which percentage must be complied with) and those contained in the Prospectus: (i) all percentage limitations apply immediately after a purchase or initial investment; and (ii) any subsequent change in any applicable percentage resulting from market fluctuations or other changes in the amount of total assets does not require elimination of any security from the Portfolio.

    The following investment restrictions are fundamental policies of the Fund with respect to all Portfolios (unless otherwise specified below) and may not be changed except as described above. The various Portfolios of the Fund except as otherwise specified herein may not:


    1. Purchase any securities on margin; PROVIDED, HOWEVER; that the Portfolios of the Fund may obtain short-term credit as may be necessary for the clearance of purchases and sales of securities.


    2. Make cash loans, except that the Fund may purchase bonds, notes, debentures, or similar obligations which are customarily purchased by institutional investors whether publicly distributed or not.

    3. Make securities loans, except that the Fund may make loans of the portfolio securities of any Portfolio, provided that the market value of the securities subject to any such loans does not exceed 33-1/3% of the value of the total assets (taken at market value) of such Portfolio.


    4. Make investments in real estate or commodities or commodity contracts, including futures contracts, although the Fund may purchase securities of issuers which deal in real estate or commodities although this is not a primary objective of the Portfolio.


    5. Invest in oil, gas, or other mineral exploration or development programs, although the Fund may purchase securities of issuers which engage in whole or in part in such activities.

    6. Purchase securities of companies for the purpose of exercising management or control.

    7. Participate in a joint or joint and several trading account in securities.

    8.   Issue senior securities or borrow money, except that the Fund may
(i) borrow money only from banks for any Portfolio for temporary or emergency (not leveraging) purposes, including the meeting of redemption requests, that might otherwise require the untimely disposition of securities, provided that any such borrowing does not exceed 10% of the value of the total assets (taken at market value) of such Portfolio, and (ii) borrow money only from banks for any Portfolio for investment purposes, provided that (a) after each such borrowing, when added to any borrowing described in clause (i) of this paragraph, there is an asset coverage of at least 300% as defined in the Investment Company Act of 1940, and
(b) is subject to an agreement by the lender that any recourse is limited to the assets of that Portfolio with respect to which the borrowing has been made. As an operating policy, no Portfolio may invest in portfolio securities while the amount of borrowing of the Portfolio exceeds 5% of the total assets of such Portfolio.

    9. Pledge, mortgage, or hypothecate the assets of any Portfolio to an extent greater than 10% of the total assets of such Portfolio to secure borrowings made pursuant to the provisions of Item 8 above.

    10. Purchase for any Portfolio "restricted securities" (as defined in Rule 144(a)(3) of the Securities Act of 1933), if, as a result of such purchase, more than 10% of the net assets (taken at market value) of such Portfolio would then be invested in such securities nor will the Fund invest in illiquid or unseasoned securities if as a result of such purchase more than 5% of the net assets of such portfolio would be invested in either illiquid or unseasoned securities.

    11. Invest more than 10% of the Aggressive Growth Portfolio's or of the Large Cap Growth Portfolio's assets in the securities of any single company or 25% or more of any portfolio's total assets in a single industry; invest more than 5% of the assets of the Mid Cap Growth Portfolio, the Aggressive Micro Cap Portfolio, the Small Cap Value Portfolio and the Large Cap Value Portfolio in securities of any single issuer.

    If a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage beyond the specified limit resulting from a change in values of portfolio securities or amount of net assets shall not be considered a violation of the restrictions, except as to the 5%, 10% and 300% percentage restrictions on borrowing specified in Restriction Number 8 above.

     PORTFOLIO TURNOVER. Each Portfolio has a different expected annual rate of portfolio turnover which is calculated by dividing the lesser of purchases or sales of portfolio securities during the fiscal year by the monthly average of the value of the Portfolio's securities (excluding from the computation all securities, including options, with maturities at the time of acquisition of one year or less). A high rate of portfolio turnover generally involves correspondingly greater expenses to the Portfolio, including brokerage commission expenses, dealer mark-ups, and other transaction costs on the sale of securities, which must be borne directly by the Portfolio. Turnover rates may vary greatly from year to year as well as within a particular year and may also be affected by cash requirements for redemptions of each Portfolio's shares and by requirements which enable the Fund to receive certain favorable tax treatment. The portfolio turnover rate for the Navellier Aggressive Micro Cap Portfolio for the period January 1, 2000 through December 31, 2000 was 269%. The portfolio turnover rate for the Navellier Small Cap Value Portfolio for the period January 1, 2000 through December 31, 2000 was 148%. The portfolio turnover rate for the Navellier Large Cap Growth Portfolio for the period January 1, 2000 through December 31, 2000 was 54%. The portfolio turnover rate for the Navellier Aggressive Growth Portfolio for the period January 1, 2000 through December 31, 2000 was 376%. The portfolio turnover rate for the Navellier Mid Cap Growth Portfolio for the period January 1, 2000 through December 31, 2000 was 196%. The portfolio turnover rate for the Navellier Aggressive Small Cap Equity Portfolio for the period January 1, 2000 through December 31, 2000 was 240%. The portfolio turnover rate for Navellier Large Cap Value Portfolio for the year ended December 31, 2000 was 175%. The Fund will attempt to limit the annual portfolio turnover rate of each Portfolio to 300% or less, however, this rate may be exceeded if in the Investment Adviser's discretion securities are or should be sold or purchased in order to attempt to increase the Portfolio's performance. In Wisconsin for the year ended December 31, 2000 annual portfolio turnover rate of 300% or more is considered a speculative activity and under Wisconsin statutes could involve relatively greater risks or costs to the Fund.

        TRUSTEES AND OFFICERS OF THE FUND



    The Fund's Board of Trustees directs the business and affairs of each Portfolio of the Fund as well as supervises the Investment Adviser, Distributor, Transfer Agent and Custodian, as described below.





    The following information, as of December 31, 2000, is provided with respect to each trustee and officer of the Fund:




                             POSITION(S) HELD WITH                   PRINCIPAL OCCUPATION(S)
NAME AND ADDRESS             REGISTRANT AND ITS AFFILIATES           DURING PAST FIVE YEARS
----------------             -----------------------------           ----------------------
Louis Navellier(1)           Trustee and President of The            Mr. Navellier is and has been
One East Liberty             Navellier Performance Funds.            the CEO and President of Navellier
Third Floor                  Mr. Navellier is also the CEO,          & Associates Inc., an investment
Reno, NV 89501               President, Secretary, and Treasurer     management company since 1988;
                             of Navellier Management, Inc., a        CEO and President of Navellier
                             Delaware corporation which is the       Management, Inc., an investment
                             Investment Adviser to the Fund.         management company since May 10,
                             Mr. Navellier is also CEO, President,   1993; CEO and President of Navellier
                             Secretary, and Treasurer of Navellier   International Management, Inc.,
                             Securities Corp., the principal         an investment management company,
                             underwriter of the Fund's shares.       since May 10, 1993; CEO and President
                                                                     of Navellier Securities Corp. since
                                                                     May 10, 1993; CEO and President of
                                                                     Navellier Fund Management, Inc., an
                                                                     investment management company, since
                                                                     November 30, 1995; and has been
                                                                     publisher and editor of MPT Review
                                                                     from August 1987 to the present and
                                                                     was publisher and editor of the
                                                                     predecessor investment advisory
                                                                     newsletter OTC Insight, which he
                                                                     began in 1980 and wrote through July
                                                                     1987; a Trustee of The Navellier
                                                                     Millennium Funds, a mutual fund family
                                                                     since 1998.

Arnold Langsen(2)            Trustee (however, Professor Langsen     Professor Langsen is currently retired.
The Langsen Group, Inc.      is the President and a shareholder of   He was Professor Emeritus of Financial
of California                The Langsen Group, Inc. of California,  Economics, School of Business, California
637 Silver Lake Dr.          which corporation provides consulting   State University at Hayward (1973-1992);
Danville, CA 94526           services to Navellier & Associates      Visiting Professor, Financial Economics,
                             Inc.)                                   University of California at Berkeley
                                                                     (1984-1987).

Barry Sander                 Trustee                                 Currently retired as of December 1, 1998,
695 Mistletoe Rd., #2                                                formerly he was the President and CEO of Ursa
Ashland, OR 97520                                                    Major Inc., a stencil manufacturing firm
                                                                     and had been for the past nine years.

Joel Rossman                 Trustee                                 Currently retired as of March 15, 1998.
300 Third Street                                                     Formerly he was President and CEO of
San Francisco, CA  94107                                             Personal Stamp Exchange, Inc., a
                                                                     manufacturer, designer and
                                                                     distributor of rubber stamp products.
                                                                     He had been President and CEO of
                                                                     Personal Stamp Exchange for the
                                                                     preceding 10 years.

Jacques Delacroix            Trustee                                 Professor of Business Administration,
University of                                                        Leavy School of Business, Santa Clara
Santa Clara                                                          University (1983-present)
Santa Clara, CA

Arjen Kuyper(1)              Treasurer                               Mr. Kuyper is COO of Navellier & Associates,
One East Liberty                                                     Inc. and has been since September 1, 1998.
Third Floor                                                          Prior to that he was operations manager for
Reno, NV 89501                                                       Navellier & Associates, Inc. since 1992 and
                                                                     operations manager for Navellier Management,
                                                                     Inc. and for Navellier Securities Corp.,
                                                                     since 1993.





------------------------------

(1) This person is an interested person affiliated with the Investment Adviser.


(2) This person, although technically not an interested person affiliated with the Investment Adviser, does own a company which provides consulting services to Navellier & Associates Inc., a company owned by Louis Navellier.

                                    OFFICERS


    The officers of the Fund are affiliated with the Investment Adviser and receive no salary or fee from the Fund. The Fund's disinterested Trustees are each compensated by the Fund with an annual fee, payable quarterly (calculated at an annualized rate), of $12,500. The Trustees' fees may be adjusted according to increased responsibilities if the Fund's assets exceed one billion dollars. In addition, each disinterested Trustee receives reimbursement for actual expenses of attendance at Board of Trustees meetings.



    The Fund does not expect, in its current fiscal year, to pay aggregate remuneration in excess of $60,000 for services in all capacities to any (a) Trustee, (b) officer, (c) affiliated person of the Fund (other than the Investment Adviser), (d) affiliated person of an affiliate or principal underwriter of the Fund, or (e) all Trustees and officers of the Fund as a group.


    The Board of Trustees is permitted by the Fund's By-Laws to appoint an advisory committee which shall be composed of persons who do not serve the Fund in any other capacity and which shall have no power to dictate corporate operations or to determine the investments of the Fund. The Fund currently has no advisory committee.


--------------------------------------------------------------------------------
                                  REMUNERATION TABLE
--------------------------------------------------------------------------------
    Name                        Capacity In Which           Aggregate
                              Remuneration Received        Remuneration
                                                              From
                                                          Registrant and
                                                           Fund Complex
                                                          for the fiscal
                                                            year ended
                                                         December 31, 2000
--------------------------------------------------------------------------------
    Louis G. Navellier         Trustee, President,        $      0.00
                            Chief Executive Officer,
                                  and Treasurer
--------------------------------------------------------------------------------
    Barry Sander                    Trustee               $  9,375.00
--------------------------------------------------------------------------------
    Arnold Langsen                  Trustee               $ 12,875.00
--------------------------------------------------------------------------------
    Joel Rossman                    Trustee               $ 12,500.00
--------------------------------------------------------------------------------
    Jacques Delacroix               Trustee               $ 12,500.00
--------------------------------------------------------------------------------

            CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES


    Louis Navellier is not a control person of the Fund or of any Portfolio.

                    THE INVESTMENT ADVISER, DISTRIBUTOR,
                          CUSTODIAN AND TRANSFER AGENT

THE INVESTMENT ADVISER


     Navellier Management, Inc. acts as the Investment Adviser to each of the seven existing Portfolios of the Fund. Navellier Management, Inc. is the Investment Adviser to the Navellier Large Cap Growth Portfolio and has a consulting agreement with Robert Barnes, Ph.D. for analysis regarding large cap stocks. (See discussion below.) The Investment Adviser is registered as an investment adviser under the Investment Advisers Act of 1940. The Investment Adviser is responsible for selecting the securities which will constitute the pool of securities which will be selected for investment for each Portfolio. Pursuant to a separate Administrative Services Agreement, the Investment Adviser provides each Portfolio of the Fund with certain administrative services, including accounting and bookkeeping services and supervising the Custodian's and Transfer Agent's activities and each Portfolio's compliance with its reporting obligations. The Investment Adviser may contract (and pay for out of its own resources including the administrative fee it receives) for the performance of such services to the Custodian, Transfer Agent, or others, and may retain all of its 0.25% administrative services fee or may share some or all of its fee with such other person(s). The Investment Adviser also provides each Portfolio of the Fund with a continuous investment program based on its investment research and management with respect to all securities and investments. The Investment Adviser will determine from time to time what securities and other investments will be selected to be purchased, retained, or sold by the various portfolios of the Fund.





    The Investment Adviser is owned and controlled by its sole shareholder, Louis G. Navellier (a 100% stockholder). Louis G. Navellier is an affiliated person of the Fund and is also the sole owner of the Distributor, Navellier Securities Corp. Louis Navellier is also the sole shareholder of Navellier & Associates Inc. (See the Statement of Additional Information.) Navellier & Associates, Inc. is registered as an investment adviser with the Securities and Exchange Commission. Louis Navellier is, and has been, in the business of rendering investment advisory services to significant pools of capital since 1987.




CONSULTANT

    Robert Barnes, Ph.D., is a consultant to Navellier Management, Inc. in the management of the Navellier Large Cap Growth Portfolio. Mr. Barnes has over 25 years experience as a trader and business analyst. He has authored twelve books and many articles on quantitative trading methods. He has developed customized computer programs for trading strategies and portfolio management. He is qualified as a mathematician and statistician for modeling, forecasting and simulating investment, government and other industry operations. He has acted as liaison between programmers and traders for investment companies. He has developed theories on price behavior, risk/reward statistics, derivatives, arbitrage strategies, forecasting functions and forensic techniques. Mr. Barnes earned his B.S. in mathematics with a minor in Economics at Rensselaer Polytechnic Institute and his M.S. in mathematics at Lehigh University. He taught price discovery modeling strategies and portfolio management at The New School from 1981--1985.

    Mr. Barnes' investment approach is comprised of a two part trading style: 1) selection and 2) timing of entry and exit of stock positions. He selects stocks for trade by examining their growth rates in past trends, choosing those that have exhibited superior performance in the past in order to maximize return for the portfolio. He then uses a number of timing methods in order to enter and exit positions for those chosen stocks. These timing methods are continuously updated and optimized in order to maximize return and to reduce risk (by variation of timing points and diversifying across many stocks) in the portfolio.


    For information regarding the Fund's expenses and the fees paid to the Investment Adviser see "Expenses of the Fund".

    (a)  THE INVESTMENT ADVISER



     The offices of the Investment Adviser (Navellier Management, Inc.) are located at One East Liberty, Third Floor, Reno, Nevada 89501. The Investment Adviser began operations in May 1993 and advises this Fund, The Navellier Millennium Funds and acts as subadvisor to The Growth + Value Portfolio of the Pilgrim Fund.



         (i) The following individuals own the enumerated shares of outstanding stock of the Investment Adviser and, as a result, maintain control over the Investment Adviser:


                        Shares of Outstanding Stock   Percentage of
Name                    of the Investment Adviser     Outstanding Shares
----                    -------------------------     ------------------
Louis G. Navellier                1,000                     100%


         (ii) The following individuals are affiliated with the Fund, the Investment Adviser, and the Distributor in the following capacities:



Name                         Position
----                         --------
Louis G. Navellier           Trustee and President of The Navellier Series Fund;
                             Director, CEO, President, Secretary, and Treasurer
                             of Navellier Management, Inc.,; Director,
                             President, CEO, Secretary, and Treasurer of
                             Navellier Securities Corp.; one of the Portfolio
                             Managers of the Aggressive Growth Portfolio, the
                             Mid Cap Growth Portfolio, the Aggressive Micro Cap
                             Portfolio, the Large Cap Growth Portfolio, the
                             Large Cap Value Portfolio, the Small Cap Value
                             Portfolio and the Aggressive Small Cap Equity
                             Portfolio.

Alan Alpers                  One of the Portfolio Managers of the Aggressive
                             Growth Portfolio, the Mid Cap Growth Portfolio, the
                             Aggressive Micro Cap Portfolio, the Large Cap
                             Growth Portfolio, the Large Cap Value Portfolio,
                             the Small Cap Value Portfolio and the Aggressive
                             Small Cap Equity Portfolio.

Robert Barnes, Ph.D.         Consultant to Navellier Management, Inc., the
                             Investment Adviser for the Large Cap Growth
                             Portfolio of The Navellier Performance Funds.

Arjen Kuyper                 Treasurer of The Navellier Performance Funds.

    (iii) The management fees payable to the Investment Adviser under the terms of the Investment Advisory Agreements (the "Advisory Agreements") between the Investment Adviser and the Fund are payable monthly and are based upon 0.84% of the average daily net assets of the Aggressive Growth Portfolio, the Mid Cap Growth Portfolio, the Aggressive Micro Cap Portfolio, the Small Cap Value Portfolio, the Large Cap Growth Portfolio and the Aggressive Small Cap Equity Portfolio. The management fee payable to the Investment Adviser under the terms of the Advisory Agreement applicable to the Large Cap Value Portfolio is 0.75% of that Portfolio's average daily net assets. The Investment Adviser has the right, but not the obligation, to waive any portion or all of its management fee, from time to time.






    The Investment Adviser also pays Robert Barnes a consulting fee for consulting services and analysis of large cap securities in connection with the Large Cap Growth Portfolio. Investment Adviser pays Mr. Barnes an annual fee of 0.11% of the average daily net assets of the Large Cap Growth Portfolio. Such consulting fee is paid by the Investment Adviser and is not paid by the Fund or by the Large Cap Growth Portfolio.


    Navellier Management, Inc. was paid investment advisory fees for the following Portfolios in the following amounts for the following fiscal years:


 Navellier Aggressive Growth Portfolio
--------------------------------------
2000                                            $  773,288.
                                                ----------

 Navellier Mid Cap Growth Portfolio
-----------------------------------
2000                                            $2,147,283.
                                                ----------

 Navellier Aggressive Micro Cap Portfolio
-----------------------------------------
2000                                            $  194,715.
                                                ----------

Navellier Aggressive Small Cap Equity Portfolio
-----------------------------------------------
2000                                            $  326,985.
                                                ----------

Navellier Small Cap Value Portfolio
-----------------------------------
2000                                            $   10,104.
                                                ----------

Navellier Large Cap Growth Portfolio
------------------------------------
2000                                            $  296,249.
                                                ----------

Navellier Large Cap Value Portfolio
-----------------------------------
2000                                            $    7,487.
                                                ----------

    The Investment Adviser has agreed to waive reimbursement of all or a portion of the expenses advanced by it on behalf of the following portfolios for the following years if total operating expenses exceed the following amounts:





         Portfolio                      Expense Limit        Year(s)
         ---------                      -------------        -------
 Aggressive Growth Portfolio                1.49%               2001
 Mid Cap Growth Portfolio                   1.34%               2001
 Mid Cap Growth Portfolio - I Shares        0.99%               2001
 Aggressive Micro Cap Portfolio             1.49%               2001
 Small Cap Value Portfolio                  1.49%               2001
 Large Cap Growth Portfolio                 1.49%               2001
 Large Cap Value Portfolio                  1.40%               2001
 Aggressive Small Cap Equity Portfolio      1.49%               2001




     During the twelve month period ended December 31, 2000, the Investment Adviser paid operating expenses of $202,456; $269,769; $557,277; $116,655;
$87,994; $153,122 and $87,515 for the Aggressive Small Cap Equity, Aggressive Growth, Mid Cap Growth, Aggressive Micro Cap, Small Cap Value, Large Cap Growth, and the Large Cap Value Portfolios, respectively. Under the operating expense agreement, the Adviser requested, and the Aggressive Small Cap Equity Portfolio, the Aggressive Growth Portfolio, the Mid Cap Growth Portfolio, the Aggressive Micro Cap Portfolio, the Small Cap Value Portfolio, the Large Cap Growth Portfolio, and the Large Cap Value Portfolio reimbursed, $58,390, $138,087, $371,975, $34,770, $1,804, $52,902 and $1,497, respectively, of such expenses.
Effective May 1, 1998, the Adviser agreed to limit the total operating expenses of each Portfolio to 1.49% of average annual net assets, except for the Large Cap Value Portfolio's expense limitation of 1.40% and the Mid Cap Growth Portfolio's expense limitation of $1.34% (for regular shares) and 0.99% (for I shares).




    Expenses not expressly assumed by the Investment Adviser under the Advisory Agreement are paid by the Fund. The Advisory Agreements list examples of expenses paid by the Fund for the account of the applicable Portfolio, the major categories of which relate to taxes, fees to Trustees, legal, accounting, and audit expenses, custodian and transfer agent expenses, certain printing and registration costs, and non-recurring expenses, including litigation.



    The Advisory Agreement provides that the Investment Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund or its investors except for losses (i) resulting from the willful misfeasance, bad faith, or gross negligence on its part, (ii) resulting from reckless disregard by it of its obligations and duties under the Advisory Agreement, or (iii) a loss for which the Investment Adviser would not be permitted to be indemnified under the Federal Securities laws.

     (iv) Pursuant to an Administrative Services Agreement, the Investment Adviser receives an annual fee of .25% of the value of the assets under management and provides or is responsible for the provision of certain administrative services to the Fund, including, among others, the preparation and maintenance of certain books and records required to be maintained by the Fund under the Investment Company Act of 1940. The Administrative Services Agreement permits the Investment Adviser to contract out for all of its duties thereunder; however, in the event of such contracting, the Investment Adviser remains responsible for the performance of its obligations under the Administrative Services Agreement. The Investment Adviser has an agreement with FBR National Bank & Trust (successor in interest to Rushmore Trust & Savings,
FSB), to perform, in addition to custodian and transfer agent services, some or all administrative services and may contract in the future with other persons or entities to perform some or all of its administrative services. All of these contracted services are and will be paid for by the Investment Adviser out of its fees or assets.


     In exchange for its services under the Administrative Services Agreement, the Fund reimburses the Investment Adviser for certain expenses incurred by the Investment Adviser in connection therewith but does not reimburse Investment Adviser (over the amount of 0.25% annual Administrative Services Fee) to reimburse it for fees Investment Adviser pays to others for administrative services. The agreement also allows Investment Adviser to pay to its delegate part or all of such fees and reimbursable expense payments incurred by it or its delegate.

    The Investment Advisory Agreements permit the Investment Adviser to act as investment adviser for any other person, firm, or corporation, and designates the Investment Adviser as the owner of the name "Navellier" or any use or derivation of the word Navellier. If the Investment Adviser shall no longer act as investment adviser to the Fund, the right of the Fund to use the name "Navellier" as part of its title may, solely at the Investment Adviser's option, be withdrawn.

    The Investment Adviser advanced the Fund's organizational expenses which were $126,000. The Fund has agreed to reimburse the Investment Adviser for the organizational and other expenses it advances, without interest, on a date or dates to be chosen at the sole discretion of Navellier Management, Inc., or the Investment Adviser can elect to waive reimbursement of some or all of such advances. No Portfolio shall be responsible for the reimbursement of more than its proportionate share of expenses.

    (b)  THE DISTRIBUTOR

    The Fund's Distributor is Navellier Securities Corp., a Delaware Corporation organized and incorporated on May 10, 1993. Navellier Securities Corp. is registered as a broker-dealer with the Securities Exchange Commission and National Association of Securities Dealers and the various states in which this Fund's securities will be offered for sale by Distributor and will be registered with such agencies and governments before any Fund shares are sold by it. The Fund's shares will be continuously distributed by Navellier

Securities Corp. (the "Distributor") located at One East Liberty, Third Floor, Reno, Nevada 89501, pursuant to a Distribution Agreement, dated October 17, 1995. The Distribution Agreement obligates the Distributor to pay certain expenses in connection with the offering of the shares of the Fund. The Distributor is responsible for any payments made to its registered representatives as well as the cost in excess of the 12b-1 fee (discussed below under "Distribution Plan") of printing and mailing Prospectuses to potential investors and of any advertising incurred by it in connection with the distribution of shares of the Fund.

DISTRIBUTION PLANS

    THE AGGRESSIVE GROWTH PORTFOLIO DISTRIBUTION PLAN


    The Aggressive Growth Portfolio has adopted a Plan pursuant to Rule 12b-1 under the 1940 Act (the "Plan"), whereby it reimburses Distributor or others in an amount up to 0.25% per annum of the average daily net assets of the Aggressive Growth Portfolio for expenses incurred for the promotion and distribution of the shares of such Portfolio of the Fund, including, but not limited to, the printing of prospectuses, statements of additional information and reports used for sales purposes, expenses (including personnel of Distributor) of preparation of sales literature and related expenses, advertisements and other distribution-related expenses, including a prorated portion of Distributor's overhead expenses attributable to the distribution of such Portfolio Fund shares. Such payments are made monthly. The 12b-1 fee includes, in addition to promotional activities, amounts the Aggressive Growth Portfolio may pay to Distributor or others as a service fee to reimburse such parties for personal services provided to shareholders of the Aggressive Growth Portfolio and/or the maintenance of shareholder accounts. The total amount of 12b-1 fees paid for such personal services and promotional services shall not exceed 0.25% per year of the average daily net assets of the Aggressive Growth Portfolio. The Distributor can keep all of said 12b-1 fees it receives to the extent it is not required to pay others for such services. Such Rule 12b-1 fees are made pursuant to the distribution plan(s) and distribution agreements entered into between such service providers and Distributor or the Fund directly. Payments in excess of reimbursable expenses under the plan in any year must be refunded. The Rule 12b-1 expenses and fees in excess of 0.25% per year of the Aggressive Growth Portfolio's average net assets that otherwise qualify for payment may not be carried forward into successive annual periods. The Plan also covers payments by certain parties to the extent such payments are deemed to be for the financing of any activity primarily intended to result in the sale of shares issued by the Aggressive Growth Portfolio within the context of Rule 12b-1. The Distributor was paid $230,878 for the Aggressive Growth Portfolio in 12b-1 fees during the twelve month period ended December 31, 2000. The payments under the Plan are included in the maximum operating expenses which may be borne by the Aggressive Growth Portfolio.



    Navellier Securities Corp. ("NSC") was paid $230,878 for the Aggressive Growth Portfolio in 12b-1 fees during fiscal 2000 and spent $35,106 for advertising, $43,867 for printing, $16,702 for mailing (including mailing of prospectuses to other than current shareholders), $0 to underwriters, $80,807 to compensate dealers, $ to compensate NSC sales and other personnel, $0 for interest and $23,162 in other expenses during fiscal 2000.

    Louis Navellier, the sole owner of Navellier Management, Inc. and the sole owner of Navellier Securities Corp., received a direct financial interest in the operation of the 12b-1 Plan.


    The Mid Cap Growth Portfolio, the Aggressive Micro Cap Portfolio, the Small Cap Value Portfolio, the Large Cap Growth Portfolio, the Large Cap Value Portfolio, and the Aggressive Small Cap Equity Portfolio
-------------------------------------------------------------------------------



have each adopted a Plan pursuant to Rule 12b-1 under the 1940 Act (the "Plan"), whereby each such Portfolio compensates Distributor or others in the amount of 0.25% per annum of the average daily net assets of each such Portfolio for expenses incurred and services rendered for the promotion and distribution of the shares of each such Portfolio of the Fund, including, but not limited to, the printing of prospectuses, statements of additional information and reports used for sales purposes, expenses (including personnel of Distributor) of preparation of sales literature and related expenses, advertisements and other distribution-related expenses, including a prorated portion of Distributor's overhead expenses attributable to the distribution of each such Portfolio's Fund shares. Such payments are made monthly. Each 12b-1 fee includes, in addition to promotional activities, amounts that each such Portfolio pays to Distributor or others as a service fee to compensate such parties for personal services provided to shareholders of such Portfolio and/or the maintenance of shareholder accounts. The total amount of 12b-1 fees paid for such personal services and promotional services shall be 0.25% per year of the average daily net assets of each such Portfolio. The Distributor can keep all of said 12b-1 fees it receives to the extent it is not required to pay others for such services. Such Rule 12b-1 fees are made pursuant to the distribution plan and distribution agreements entered into between such service providers and Distributor or each of the Portfolios directly. Each 12b-1 Plan for each such Portfolio also covers payments by the Distributor and Investment Adviser to the extent such payments are deemed to be for the financing of any activity primarily intended to result in the sale of shares issued by each such Portfolio within the context of Rule 12b-1. The payments under each such 12b-1 Plan for each Portfolio are included in the maximum operating expenses which may be borne by each such Portfolio. Payments under each such 12b-1 Plan for each such Portfolio may exceed actual expenses incurred by the Distributor, Investment Adviser or others.



    The Distributor was paid $610,624; $58,737; $3,008; $97,492; $88,813 and
$2,500 respectively in 12b-1 fees during the twelve month period ended December 31, 2000 for services in connection with the Mid Cap Growth Portfolio, Aggressive Micro Cap Portfolio, Small Cap Value Portfolio, Aggressive Small Cap Equity Portfolio, Large Cap Growth Portfolio and Large Cap Value Portfolio, and spent $115,825 for advertising, $145,099 for printing, $55,244 for mailing (including mailing of prospectuses to other than current shareholders), $0 to
underwriters, $267,289 to compensate dealers, $          to compensate NSC sales
and other personnel, $0 for interest and $73,308 in other expenses during fiscal 2000. Investors may also be charged a transaction fee if they effect transactions in fund shares through a broker or agent. Louis Navellier has a direct financial interest in the operation of each of these 12b-1 Plans.

    (c)  THE CUSTODIAN AND TRANSFER AGENT


    FBR National Bank & Trust, 4922 Fairmont Avenue, Bethesda, Maryland 20814, serves as the custodian of the Fund's portfolio securities and as the Fund's transfer agent and, in those capacities, maintains certain accounting and other records of the Fund and processes requests for the purchase or the redemption of shares, maintains records of ownership for shareholders, and performs certain other shareholder and administrative services on behalf of the Fund. The Distributor shall be responsible for the review of applications in order to guarantee that all requisite and statistical information has been provided with respect to the establishment of accounts.


    (d)  LEGAL COUNSEL


    The Law Offices of Samuel Kornhauser 155 Jackson Street, Suite 1807, San Francisco, California 94111 is legal counsel to the Fund, to the Investment Adviser and to the Distributor.

                  BROKERAGE ALLOCATION AND OTHER PRACTICES


     In effecting portfolio transactions for the Fund, the Investment Adviser adheres to the Fund's policy of seeking best execution and price, determined as described below, except to the extent it is permitted to pay higher brokerage commissions for "brokerage and research services," as defined herein. The Investment Adviser may cause the Fund to pay a broker or dealer an amount of commission for effecting a securities transaction in excess of the amount of commission which another broker or dealer would have charged for effecting the transaction if the Investment Adviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer or that any offset of direct expenses of a Portfolio yields the best net price. As provided in Section 28(e) of the Securities Exchange Act of 1934, "brokerage and research services" include giving advice as to the value of securities, the advisability of investing in, purchasing, or selling securities, and the availability of securities; furnishing analysis and reports concerning issuers, industries, economic facts and trends, portfolio strategy and the performance of accounts; and effecting securities transactions and performing functions incidental thereto (such as clearance and settlement). Brokerage and research services provided by brokers to the Fund or to the Investment Adviser are considered to be in addition to and not in lieu of services required to be performed by the Investment Adviser under its contract with the Fund and may benefit both the Fund and other clients of the Investment Adviser or customers of or affiliates of the Investment Adviser. Conversely, brokerage and research services provided by brokers to other clients of the Investment Adviser or its affiliates may benefit the Fund.


    If the securities in which a particular Portfolio of the Fund invests are traded primarily in the over-the-counter market, where possible, the Fund will deal directly with the dealers who make a market in the securities involved unless better prices and execution are available elsewhere. Such dealers usually act as principals for their own account. On occasion, securities may be purchased directly from the issuer. Bonds and money market instruments are generally traded on a net basis and do not normally involve either brokerage commissions or transfer taxes.


    The determination of what may constitute best execution and price in the execution of a securities transaction by a broker involves a number of considerations including, without limitation, the overall direct net economic result to the Fund (involving both price paid or received and any net commissions and other costs paid), the efficiency with which the transaction is effected, the ability to effect the transaction at all where a large block is involved, the availability of the broker to stand ready to execute possibly difficult transactions in the future, and the financial strength and stability of the broker. Such considerations are judgmental and are weighed by the Investment Adviser in determining the overall reasonableness of brokerage commissions paid by the Fund. Some portfolio transactions are subject to the Rules of Fair Practice of the National Association of Securities Dealers, Inc., and subject to obtaining best prices and executions, effected through dealers who sell shares of the Fund.

    The Board of Trustees of the Fund will periodically review the performance of the Investment Adviser of its respective responsibilities in connection with the placement of portfolio transactions on behalf of the Fund and review the commissions paid by the Fund over representative periods of time to determine if they are reasonable in relation to the benefits to the Fund.

    The Board of Trustees will periodically review whether the recapture for the benefit of the Fund of some portion of the brokerage commissions or similar fees paid by the Fund on portfolio transactions is legally permissible and advisable. At present, no recapture arrangements are in effect. The Board of Trustees will review whether recapture opportunities are available and are legally permissible, and, if so, will determine, in the exercise of their business judgment, whether it would be advisable for the Fund to seek such recapture.


                          EXPENSES OF THE FUND

GENERAL


     Each Portfolio is responsible for the payment of its own expenses. These expenses are deducted from that Portfolio's investment income before dividends are paid. These expenses include, but are not limited to: fees paid to the Investment Adviser (fees paid to the Consultant are paid by the Investment Adviser from its fees and are NOT paid by the Fund or the applicable Portfolio or by the shareholders), the Custodian and the Transfer Agent; Trustees' fees; taxes; interest; brokerage commissions; organization expenses; securities registration ("blue sky") fees; legal fees; auditing fees; printing and other expenses which are not directly assumed by the Investment Adviser under its investment advisory or expense reimbursement agreements with the Fund. General expenses which are not associated directly with a specific Portfolio (including fidelity bond and other insurance) are allocated to each Portfolio based upon their relative net assets. The Investment Adviser may, but is not obligated to, from time to time advance funds, or directly pay, for expenses of the Fund and may seek reimbursement of or waive reimbursement of those advanced expenses.



COMPENSATION OF THE INVESTMENT ADVISER



    The Investment Adviser presently receives an annual 0.84% fee for investment management of The Aggressive Growth Portfolio, the Mid Cap Growth Portfolio, the Aggressive Micro Cap Portfolio; the Small Cap Value Portfolio, the Large Cap Growth Portfolio and the Aggressive Small Cap Equity Portfolio and receives an annual 0.75% fee for investment management of the Large Cap Value Portfolio. Each fee is payable monthly, based upon each Portfolio's average daily net assets. The Investment Adviser also receives a 0.25% annual fee for rendering administrative services to the Fund pursuant to an Administrative Services Agreement and is entitled to reimbursement for operating expenses it advances for the Fund.


DISTRIBUTION PLANS

    THE AGGRESSIVE GROWTH PORTFOLIO DISTRIBUTION PLAN

    The Aggressive Growth Portfolio has adopted a Plan pursuant to Rule 12b-1 under the 1940 Act (the "Plan"), whereby it reimburses Distributor or others in an amount up to 0.25% per annum of the average daily net assets of the Aggressive Growth Portfolio for expenses incurred for the promotion and distribution of the shares of such Portfolio of the Fund, including, but not limited to, the printing of prospectuses, statements of additional information and reports used for sales purposes, expenses (including personnel of Distributor) of preparation of sales literature and related expenses, advertisements and other distribution-related expenses, including a prorated portion of Distributor's overhead expenses attributable to the distribution of such Portfolio Fund shares. Such payments are made monthly. The 12b-1 fee includes, in addition to promotional activities, amounts the Aggressive Growth Portfolio may pay to Distributor or others as a service fee to reimburse such parties for personal services provided to shareholders of the Aggressive Growth Portfolio and/or the maintenance of shareholder accounts. The total amount of 12b-1 fees paid for such personal services and promotional services shall not exceed 0.25% per year of the average daily net assets of the Aggressive Growth Portfolio. The Distributor can keep all of said 12b-1 fees it receives to the extent it is not required to pay others for such services. Such Rule 12b-1 fees are made pursuant to the distribution plan(s) and distribution agreements entered into between such service providers and Distributor or the Fund directly. Payments in excess of reimbursable expenses under the plan in any year must be refunded. The Rule 12b-1 expenses and fees in excess of 0.25% per year of the Aggressive Growth Portfolio's average net assets that otherwise qualify for payment may not be carried forward into successive annual periods. The Plan also covers payments by certain parties to the extent such payments are deemed to be for the financing of any activity primarily intended to result in the sale of shares issued by the Aggressive Growth Portfolio within the context of Rule 12b-1. The payments under the Plan are included in the maximum operating expenses which may be borne by the Aggressive Growth Portfolio.


   THE DISTRIBUTION PLANS FOR THE MID CAP GROWTH, THE AGGRESSIVE MICRO CAP, THE SMALL CAP VALUE, THE LARGE CAP GROWTH, THE LARGE CAP VALUE, AND THE AGGRESSIVE SMALL CAP EQUITY PORTFOLIOS



    The Mid Cap Growth Portfolio, the Aggressive Micro Cap Portfolio, the Small Cap Value Portfolio, the Large Cap Growth Portfolio, the Large Cap Value Portfolio and the Aggressive Small Cap Equity Portfolio have each adopted a Plan pursuant to Rule 12b-1 under the 1940 Act (the "Plan"), whereby each Portfolio compensates Distributor or others in the amount of 0.25% per annum of the average daily net assets of the applicable Portfolio for expenses incurred and services rendered for the promotion and distribution of the shares of that particular Portfolio of the Fund, including, but not limited to, the printing of prospectuses, statements of additional information and reports used for sales purposes, expenses (including personnel of Distributor) of preparation of sales literature and related expenses, advertisements and other distribution-related expenses, including a prorated portion of Distributor's overhead expenses attributable to the distribution of each particular portfolio's shares. Such payments are made monthly. Each 12b-1 fee includes, in addition to promotional activities, amounts each Portfolio pays to Distributor or others as a service fee to compensate such parties for personal services provided to shareholders of such Portfolio and/or the maintenance of shareholder accounts. The total amount of 12b-1 fees paid for such personal services and promotional services for each such portfolio shall be 0.25% per year of the average daily net assets of each

Portfolio. The Distributor can keep all of said 12b-1 fees it receives to the extent it is not required to pay others for such services. Such Rule 12b-1 fees are made pursuant to the distribution plan and distribution agreements entered into between such service providers and Distributor or each particular Portfolio directly. The 12b-1 Plan for each of these Portfolios also covers payments by the Distributor and Investment Adviser to the extent such payments are deemed to be for the financing of any activity primarily intended to result in the sale of shares issued by each such Portfolio within the context of Rule 12b-1. The payments under the 12b-1 Plan for each of these Portfolios are included in the maximum operating expenses which may be borne by each of these Portfolios. Payments under the 12b-1 Plan for each of these Portfolios may exceed actual expenses incurred by the Distributor, Investment Adviser or others.



BROKERAGE COMMISSIONS


    The Investment Adviser may select selected broker-dealers to execute portfolio transactions for the Portfolios of the Fund, provided that the commissions, fees, or other remuneration received by such party in exchange for executing such transactions are reasonable and fair compared to those paid to other brokers in connection with comparable transactions. In addition, when selecting broker-dealers for Fund portfolio transactions, the Investment Adviser may consider the record of such broker-dealers with respect to the sale of shares of the Fund.

                     CAPITAL STOCK AND OTHER SECURITIES

    The rights and preferences attached to the shares of each Portfolio are described in the Prospectus. (See "Description of Shares".) The Investment Company Act of 1940 requires that where more than one class or series of shares exists, each class or series must be preferred over all other classes or series in respect of assets specifically allocated to such class or series. Rule 18f-2 under the Act provides that any matter required to be submitted by the provisions of the Investment Company Act or applicable state law, or otherwise, to the holders of the outstanding voting securities of an investment company such as the Fund shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each series affected by such matter. Rule 18f-2 further provides that a series shall be deemed to be affected by a matter unless the interests of each series in the matter are substantially identical or that the matter does not affect any interest of such series. However, the Rule exempts the selection of independent public accountants, the approval of principal distribution contracts, and the election of Trustees from the separate voting requirements of the Rule.


                           DESCRIPTION OF SHARES


    The Fund is a Delaware business trust organized on October 17, 1995. The Declaration of Trust permits the Trustees to issue an unlimited number of shares of beneficial interest. The Board of Trustees has the power to designate one or more classes ("Portfolios") of shares of beneficial interest and to classify or reclassify any unissued shares with respect to such classes. Presently the Fund is offering shares of seven Portfolios--the Navellier Aggressive Growth Portfolio, the Navellier Mid Cap Growth Portfolio, the Navellier Aggressive Micro Cap Portfolio, the Navellier Small Cap Value Portfolio, the Navellier Large Cap Growth Portfolio, the Navellier Large

Cap Value Portfolio and the Aggressive Small Cap Equity Portfolio each of which is described above.


    The shares of each Portfolio, when issued, are fully paid and non-assessable, are redeemable at the option of the holder, are fully transferable, and have no conversion or preemptive rights. Shares are also redeemable at the option of each Portfolio of the Fund when a shareholder's investment, as a result of redemptions in the Fund, falls below the minimum investment required by the Fund (see "Redemption of Shares"). Each share of a Portfolio is equal as to earnings, expenses, and assets of the Portfolio and, in the event of liquidation of the Portfolio, is entitled to an equal portion of all of the Portfolio's net assets. Shareholders of each Portfolio of the Fund are entitled to one vote for each full share held and fractional votes for fractional shares held, and will vote in the aggregate and not by Portfolio except as otherwise required by law or when the Board of Trustees determines that a matter to be voted upon affects only the interest of the shareholders of a particular Portfolio. Voting rights are not cumulative, so that the holders of more than 50% of the shares voting in any election of Trustees can, if they so choose, elect all of the Trustees. While the Fund is not required, and does not intend, to hold annual meetings of shareholders, such meetings may be called by the Trustees at their discretion, or upon demand by the holders of 10% or more of the outstanding shares of any Portfolio for the purpose of electing or removing Trustees.


    All shares (including reinvested dividends and capital gain distributions) are issued or redeemed in full or fractional shares rounded to the third decimal place. No share certificates will be issued. Instead, an account will be established for each shareholder and all shares purchased will be held in book-entry form by the Fund.

                 PURCHASE, REDEMPTION, AND PRICING OF SHARES

    The Fund's various portfolio shares are sold to the general public on a continuous basis through the Distributor, the Transfer Agent and the Distributor's network of broker-dealers.

PURCHASE BY MAIL


    Investments in the Fund can be made directly to the Distributor or through the transfer agent--FBR National Bank & Trust--or through selected securities dealers who have the responsibility to transmit orders promptly and who may charge a processing fee.


TO INVEST BY MAIL: Fill out an application designating which Portfolio you are investing in and make a check payable to "The Navellier Performance Funds." Mail the check along with the application to:


        The Navellier Performance Funds
        c/o FBR National Bank & Trust
        4922 Fairmont Avenue
        Bethesda, MD 20814


    Purchases by check will be credited to an account as of the date the Portfolio's net asset value is next determined after receipt of payment and a properly completed account application. Foreign checks will not be accepted. Be certain to specify which Portfolio or Portfolios you are investing in.

    Purchase orders which do not specify the Portfolio in which an investment is to be made will be returned. (See "Purchase and Pricing of Shares--General Purchasing Information".) Net asset value per share is calculated once daily as of 4 p.m. E.S.T. on each business day. (See "Purchase and Pricing of Shares--Valuation of Shares".)

THE NAVELLIER PERFORMANCE FUNDS' PORTFOLIOS

    The shares of each Portfolio are sold at their net asset value per share next determined after an order in proper form (i.e., a completely filled out application form) is received by the Transfer Agent.

    If an order for shares of a Portfolio is received by the Transfer Agent by 4:00 p.m. on any business day, such shares will be purchased at the net asset value determined as of 4:00 p.m. New York Time on that day. Otherwise, such shares will be purchased at the net asset value determined as of 4:00 p.m New York Time on the next business day. However, orders received by the Transfer Agent from the Distributor or from dealers or brokers after the net asset value is determined that day will receive such net asset value price if the orders were received by the Distributor or broker or dealer from its customer prior to such determination and were transmitted to and received by the Transfer Agent prior to its close of business on that day (normally 4:00 p.m. New York Time). Shares are entitled to receive any declared dividends on the day following the date of purchase.

PURCHASES THROUGH SELECTED DEALERS


    Shares purchased through Selected Dealers will be effected at the net asset value next determined after the Selected Dealer receives the purchase order, provided that the Selected Dealer transmits the order to the Transfer Agent and the Transfer Agent accepts the order by 4:00 p.m. New York Time on the day of determination. See "Valuation of Shares". If an investor's order is not transmitted and accepted by 4:00 p.m. New York Time, the investor must settle his or her entitlement to that day's net asset value with the Selected Dealer. Investors may also purchase shares of the Fund by telephone through a Selected Dealer by having the Selected Dealer telephone the Transfer Agent with the purchase order. Investors may be charged a transaction fee if they effect transactions in Fund shares through a broker or agent. However, shares purchased directly from the Fund will be free of any transaction charges.


    Certain selected Dealers may effect transactions in shares of the Portfolios through the National Securities Clearing Corporation's Fund/SERV system.

    Purchases of shares through Selected Dealers not utilizing the National Securities Clearing Corporation's Fund/SERV system will be effected when received in proper form by the Transfer Agent, as described above, in the same manner and subject to the same terms and conditions as are applicable to shares purchased directly through the Transfer Agent. There is no sales load charged to the investor on purchases of the Fund's Portfolios, whether purchased through a Selected Dealer or directly through the Transfer Agent; there is however an ongoing Rule 12b-1 fee applicable to all portfolios.

    Shareholders who wish to transfer Fund shares from one broker-dealer to another should contact the Fund at (800) 622-1386.


    REDEMPTION OF SHARES. The Prospectus, under "Redemption of Shares" describes the requirements and methods available for effecting redemption. The Fund may suspend the right of redemption or delay payment more than seven days
(a) during any period when the New York Stock Exchange or any other applicable exchange, is closed (other than a customary weekend and holiday closing),
(b) when trading on the New York Stock Exchange, or any other applicable exchange, is restricted, or an emergency exists as determined by the Securities and Exchange Commission ("SEC") or the Fund so that disposal of the Fund's investments or a fair determination of the net asset values of the Portfolios is not reasonably practicable, or (c) for such other periods as the SEC by order may permit for protection of the Portfolio's shareholders.

    The Fund normally redeems shares for cash. However, the Board of Trustees can determine that conditions exist making cash payments undesirable. If they should so determine (and if a proper election pursuant to Rule 18F-1 of the Investment Company Act has been made by the Fund), redemption payments could be made in securities valued at the value used in determining net asset value. There generally will be brokerage and other costs incurred by the redeeming shareholder in selling such securities.

REDEMPTIONS BY TELEPHONE


    You automatically receive telephone redemption and exchange privileges when you purchase Fund shares. You may sell or exchange your shares by phone.


    If any account has more than one owner, the Transfer Agent may rely on the telephone instructions of any one owner. Each Portfolio of the Fund employs reasonable procedures in an effort to confirm the authenticity of telephone instructions, which may include giving some form of personal identification prior to acting on the telephone instructions. If these procedures are not followed, the Fund and the Transfer Agent may be responsible for any losses because of unauthorized or fraudulent instructions. By requesting telephone redemption privileges, you authorize the Transfer Agent to act upon any telephone instructions it believes to be genuine, (1) to redeem shares from your account and (2) to mail or wire transfer the redemption proceeds. You cannot redeem shares by telephone until 30 days after you have notified the Transfer Agent of any change of address.

    Telephone redemption is not available for shares held in IRAs. Each Portfolio may change, modify, or terminate its telephone redemption services at any time upon 30 days' notice.

FURTHER REDEMPTION INFORMATION


    Additional documentation regarding a redemption by any means may be required when deemed appropriate by the Fund and/or the Transfer Agent, and the request for such redemption will not be considered to have been received in proper form until such additional documentation has been received. An investor should contact the Fund or the Transfer Agent to inquire what, if any, additional documentation may be required.


    The Fund reserves the right to modify any of the methods of redemption upon 30 days' written notice to shareholders.

    Due to the high cost of maintaining accounts of less than $2,000 ($500 for IRA or other qualifying plan accounts), the Fund reserves the right to redeem shares involuntarily in any such account at their then current net asset value. Shareholders will first be notified and allowed 30 days to make additional share purchases to bring their accounts to more than $2,000 ($500 for IRA or other qualifying plan accounts). An account will not be redeemed involuntarily if the balance falls below $2,000 ($500 for IRA or other qualifying plan accounts) by virtue of fluctuations in net asset value rather than through investor redemptions.


    Under certain circumstances (i.e., when the applicable exchange is closed or trading has been restricted, etc.), the right of redemption may be suspended or the redemption may be satisfied by distribution of portfolio securities rather than cash if a proper election pursuant to Rule 18F-1 of the Investment Company Act has been made by the Fund.

    Investors may redeem their shares and instruct the Fund or Transfer Agent, in writing or by telephone, to either deposit the redemption proceeds in the Fund for Government Investors, an unaffiliated money market mutual fund, pending further instructions as to the investor's desire to subsequently reinvest in the Fund or the investor may direct some other disposition of said redemption proceeds.




    DETERMINATION OF NET ASSET VALUE. As described in the Prospectus under "Purchase and Pricing of Shares - Valuation of Shares," the net asset value of shares of each Portfolio of the Fund is determined once daily as of 4 p.m. New York time on each day during which the New York Stock Exchange, or other applicable exchange, is open for trading. The New York Stock Exchange is scheduled to be closed for trading on the following days: New Year's Day, Presidents' Day, Martin Luther King Jr.'s birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. The Board of Trustees of the Exchange reserves the right to change this schedule. In the event that the New York Stock Exchange or the national securities exchanges on which small cap equities are traded adopt different trading hours on either a permanent or temporary basis, the Board of Trustees of the Fund will reconsider the time at which net asset value is to be computed.


    VALUATION OF ASSETS. In determining the value of the assets of any Portfolio of the Fund, the securities for which market quotations are readily available are valued at market value, which is currently determined using the last reported sale price, or, if no sales are reported - as is the case with many securities traded over-the-counter - the last reported bid price. Debt securities (other than short-term obligations, i.e., obligations which have 60 days or less left to maturity, which are valued on the basis of amortized cost) are normally valued on the basis of valuations provided by a pricing service when such prices are believed to reflect the fair value of such securities. Prices provided by a pricing service may be determined without exclusive reliance on quoted prices and take into account appropriate factors such as institution-size trading in similar groups of securities, yield, quality of issue, trading characteristics, and other market data. All other securities and assets are valued at their fair value as determined in good faith by the Board of Trustees, although the actual calculations may be made by persons acting pursuant to the direction of the Board of Trustees.

EXCHANGE PRIVILEGES

    Shares of each Portfolio in this Fund may be exchanged for one another at net asset value. Exchanges among portfolios of the Fund may be made only in those states where such exchanges may legally be made. The total value of shares being exchanged must at least equal the minimum investment requirement of the Portfolio into which they are being exchanged. Exchanges are made based on the net asset value next determined of the shares involved in the exchange. Only one exchange in any 30-day period is permitted. The Fund reserves the right to restrict the frequency or otherwise modify, condition, terminate, or impose charges upon the exchange, upon 60 days' prior written notice to shareholders. Exchanges between Portfolios will be subject to a $5 exchange fee after five (5) exchanges per year. There is a limit of ten (10) exchanges per year. Exchanges will be effected by the redemption of shares of the Portfolio held and the purchase of shares of the other Portfolio. For federal income tax purposes, any such exchange constitutes a sale upon which a gain or loss, if any, may be realized, depending upon whether the value of the shares being exchanged is more or less than the shareholder's adjusted cost basis. For this purpose, however, a shareholder's cost basis may not include the sales charge, if any, if the exchange is effectuated within 90 days of the acquisition of the shares. Shareholders wishing to make an exchange should contact the Transfer Agent. Exchange requests in the form required by the Transfer Agent and received by the Transfer Agent prior to 4:00 p.m. New York Time will be effected at the next determined net asset value.





EXCESSIVE TRADING



    The exchange privilege is not intended as a vehicle for short-term or excessive trading. The Fund does not permit excessive trading/market-timing. Excessive purchases, redemptions or exchanges of fund shares disrupt portfolio management and drive fund expenses higher. The Fund may limit or terminate your exchange privileges or may not accept future investments from you if you engage in excessive trading. In determining excessive trading, we consider frequent purchases and redemptions having similar effects as exchanges to be excessive trading. Four or more exchanges in a quarter (3 months) is considered excessive trading, though the Fund reserves the right to impose restrictions if there are less frequent transactions.



MARKET TIMING



    The Fund is not designed for market timing organizations or other entities using programmed or frequent exchanges. The Fund reserves the right to reject any specific purchase order, including an order made by a market timer. Any redemption that is made as a result of this activity will be subject to any and all redemption fees.



PLEASE NOTE: The Fund reserves the right to delay sending redemption proceeds for up to seven days. (This generally applies in cases of very large redemptions, excessive trading or during unusual market conditions.)


                                    TAXES

    In the case of a "series fund" (that is, a regulated investment company having more than one segregated portfolio of investments the beneficial interests in which are owned by the holders of a separate series of stock), each investment portfolio is treated as a separate corporation for federal income tax purposes. The Fund will be deemed a series fund for this purpose and, thus, each Portfolio will be deemed a separate corporation for such purpose.

    Each Portfolio of the Fund intends to qualify as a regulated investment company for federal income tax purposes. Such qualification requires, among other things, that each Portfolio (a) make a timely election to be a regulated investment company, (b) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of stock or securities (including options and futures) or foreign currencies, and (c) diversify its holdings so that at the end of each fiscal quarter (i) 50% of the market value of its assets is represented by cash, government securities, securities of other regulated investment companies, and securities of one or more other issuers (to the extent the value of the securities of any one such issuer owned by the Portfolio does not exceed 5% of the value of its total assets and 10% of the outstanding voting securities of such issuer) and (ii) not more than 25% of the value of its assets is invested in the securities (other than government securities and securities of other regulated investment companies) of any one industry. These requirements may limit the ability of the Portfolios to engage in transactions involving options and futures contracts.

    If each Portfolio qualifies as a regulated investment company, it will not be subject to federal income tax on its "investment company taxable income" (calculated by excluding the amount of its net capital gain, if any, and by excluding the dividends-received and net operating loss deductions) or "net capital gain" (the excess of its long-term capital gain over its net short-term capital loss) which is distributed to shareholders. In determining taxable income, however, a regulated investment company holding stock on the record date for a dividend is required to include the dividend in income on the later of the ex-dividend date or the date of acquisition.

          DIVIDENDS AND DISTRIBUTIONS


    All dividends and distributions with respect to the shares of any Portfolio will be payable in shares at net asset value or, at the option of the shareholder, in cash. Any shareholder who purchases shares of the Portfolio prior to the close of business on the record date for a dividend or distribution will be entitled to receive such dividend or distribution. Dividends and distributions (whether received in shares or in cash) are treated either as return of capital, ordinary income or long-term capital gain for federal income tax purposes. Between the record date and the cash payment date, each Portfolio retains the use and benefits of such monies as would be paid as cash dividends.

    Each Portfolio will distribute all of its net investment income and net realized capital gains, if any, annually in December.

    If a cash payment is requested with respect to the Portfolio, a check will be mailed to the shareholder. Unless otherwise instructed, the Transfer Agent will mail checks or confirmations to the shareholder's address of record.

    The federal income tax laws impose a four percent (4%) nondeductible excise tax on each regulated investment company with respect to the amount, if any, by which such company does not meet distribution requirements specified in the federal income tax laws. Each Portfolio intends to comply with the distribution requirements and thus does not expect to incur the four percent (4%) nondeductible excise tax, although the imposition of such excise tax may possibly occur.

    Shareholders will have their dividends and/or capital gain distributions reinvested in additional shares of the applicable Portfolio(s) unless they elect in writing to receive such distributions in cash. Shareholders whose shares are held in the name of a broker or nominee should contact such broker or nominee to determine whether they want dividends reinvested or distributed.

    The automatic reinvestment of dividends and distributions will not relieve participants of any income taxes that may be payable (or required to be withheld) on dividends and distributions. (See "Taxes" following.)

    In the case of foreign participants whose dividends are subject to U.S. income tax withholding and in the case of any participants subject to 31% federal backup withholding, the Transfer Agent will reinvest dividends after deduction of the amount required to be withheld.

    Experience may indicate that changes in the automatic reinvestment of dividends are desirable. Accordingly, the Fund reserves the right to amend or terminate this provision as applied to any dividend or distribution paid subsequent to written notice of the change sent to shareholders at least 90 days before the record date for such dividend or distribution.


    Dividends paid out of net investment income and net short-term capital gains of a Portfolio will be taxable to shareholders as ordinary income regardless of whether such distributions are reinvested in additional shares or paid in cash. If a portion of a Portfolio's net investment income is derived from dividends from domestic corporations, a corresponding portion of the dividends paid out of such income may be eligible for the dividends-received deduction. Corporate shareholders will be informed as to the portion, if any, of dividends received by them which will qualify for the dividends-received deduction.

    Dividends paid out of the net capital gain of a Portfolio that are designated as capital gain dividends by the Fund will be taxable to shareholders as long-term capital gains regardless of how long the shareholders have held their shares. Such dividends will not be eligible for the dividends-received deduction. If shares of the Fund to which such capital gains dividends are attributable are held by a shareholder for less than 31 days and there is a loss on the sale or exchange of such shares, then the loss, to the extent of the capital gain dividend or undistributed capital gain, is treated as a long-term capital loss.

    All distributions, whether received in shares or cash, must be reported by each shareholder on his federal income tax return. Taxable dividends declared in October, November, or December of any year and payable to shareholders of record on a specified date in such a month will be deemed to have been paid by the Fund and received by such shareholders on December 31 of the year if such dividend is actually paid by the Fund during January of the following year.

    Any dividends paid shortly after a purchase by an investor may have the effect of reducing the per share net asset value of the investor's shares by the per share amount of the dividends. Furthermore, such dividends, although in effect a return of capital, are subject to federal income taxes. Therefore, prior to purchasing shares of the Fund, the investor should carefully consider the impact of dividends, including capital gains distributions, which are expected to be or have been announced.

    The redemption of all or part of the shares of a series held by any shareholder will generally be treated as a sale or exchange unless the redemption fails to substantially reduce the shareholder's percentage ownership interest in the related Portfolio (determined for this purpose using certain specific rules of constructive ownership). Any redemption that does not substantially reduce a shareholder's percentage ownership interest in a Portfolio may be treated as a dividend.

    If a redemption is treated as a sale or exchange, the shareholder will generally recognize gain or loss measured by the difference between the redemption price and the basis of the shares. This gain will generally be treated as capital gain (long-term or short-term, depending upon the shareholder's holding period for the redeemed shares).

    The exchange of the shares in one Portfolio for shares in another Portfolio will be treated as a taxable exchange for federal income tax purposes. If the exchange occurs within 90 days of the acquisition of the original shares, however, the shareholder's basis in the original shares will not include the sales charge, if any, to the extent such charge does not exceed the amount that would have been charged on the acquisition of the second-acquired shares if such shares were acquired directly. To the extent that the sales charge, if any, paid upon acquisition of the original shares is not taken into account in determining the shareholder's gain or loss from the disposition of the original shares, it is added to the basis of the newly acquired shares.

    On or before January 31 of each year, the Fund will issue to each person who was a shareholder at any time in the prior year a statement of the federal income tax status of all distributions made to such shareholder.

    Shareholders who fail to provide correct taxpayer identification numbers or fail to certify as to no loss of exemption from backup withholding or otherwise fail to comply with applicable requirements of the law relating to backup withholding will be subject to backup withholding with respect to dividends at the rate of 31% unless they are corporations or come within other exempt categories. Any amounts paid as backup withholding will be creditable against the federal income tax liabilities of the affected shareholders. All shareholders should consult their own tax advisers with regard to the tax consequences applicable to their respective investments in the Fund.

    The foregoing discussion relates solely to United States federal income tax laws as applicable to United States persons (that is, citizens and residents of the United States and domestic corporations, partnerships, trusts, and estates). Each shareholder who is not a United States person should consult his tax adviser regarding the United States and non-United States tax consequences of ownership of shares, including the possibility that distributions by the Fund may be subject to a United States withholding tax at the rate of 30% (or at a lower rate under an applicable United States income tax treaty).

    Each Portfolio will be subject to a nondeductible excise tax for any year equal to 4% of the "required distribution" for the year over the "distributed amount" for the year. For this purpose, the term "required distribution" means, with respect to any year, the sum of (a) 98% of the Portfolio's "ordinary income" (that is, its taxable income determined by excluding its net capital gain, if any, by disallowing the dividends-received and net operating loss deductions, and by not taking into account any capital gain or loss), (b) 98% of its net capital gain income (that is, the excess of capital gains over capital losses) for the one-year period ending on December 31 of the year, and (c) the "prior year shortfall" (that is, the excess, if any, of the "grossed-up required distribution" for the prior year over the "distributed amount" for such year). For this purpose, the term "grossed-up required distribution" means, with respect to any year, the required distribution for the year (determined by including 100% of the Portfolio's ordinary income and capital gain net income) and the term "distributed amount" means, with respect to any year, the sum of
(a) the amount of dividends-paid or deemed paid during the year, (b) any amount on which the Portfolio is required to pay corporate tax for the year, and
(c) the excess, if any, of the distributed amount for the prior year over the required distribution for such year.

    The individual Portfolios will not be subject to tax in Delaware for any year in which they each qualify as a regulated investment company. They may, however, be subject to such tax for any year in which they do not so qualify and may be subject to tax in certain other states where they are deemed to be doing business. Moreover, distributions may be subject to state and local taxes. In those states which have income tax laws, the tax treatment of such Portfolios and the tax treatment of shareholders with respect to distributions may be different from the federal income tax treatment of such persons.

    The foregoing is a general summary of the federal income tax consequences of investing in the Fund to shareholders who are U.S. citizens or U.S. corporations. Shareholders should consult their own tax advisors about the tax consequences of an investment in the Fund in light of each shareholder's particular tax situation. Shareholders should also consult their own tax advisors about consequences under foreign, state, local or other applicable tax laws.

                                UNDERWRITERS

    The Fund's shares will be continuously distributed through Navellier Securities Corp. (the "Distributor") located at One East Liberty, Third Floor, Reno, Nevada 89501, pursuant to a distribution agreement dated October 17, 1995. The Distributor has been selling this Fund's shares since December 28, 1995.


    The Distributor acts as the sole principal underwriter of the Fund's shares. Through a network established by the Distributor, the Fund's shares may also be sold through selected investment brokers and dealers. For a description of the Distributor's obligations to distribute the Fund's securities, see "The Investment Adviser, Distributor, Custodian and Transfer Agent - Distributor."


    The following table sets forth the remuneration received by Navellier Securities Corp. ("NSC"), the Distributor, (which is wholly owned by Louis Navellier) for the following years:


                             Underwriting
                            Discounts and        Compensation         Brokerage             Other
       Year                  Commissions       on Redemptions        Commissions         Compensation*
       ----                  -----------       --------------        -----------         -------------
        1995                    $  0                $  0                $  0              $          0
        1996                    $  0                $  0                $  0              $    147,832
        1997                    $  0                $  0                $  0              $    258,601
        1998                    $  0                $  0                $  0              $    354,814
        1999                    $  0                $  0                $  0              $    443,158
        2000                    $  0                $  0                $  0              $    994,560


*   These "other compensation" amounts are 12b-1 fees paid to NSC.

                       CALCULATION OF PERFORMANCE DATA

    Performance information for each Portfolio may appear in advertisements, sales literature, or reports to shareholders or prospective shareholders. Performance information in advertisements and sales literature may be expressed as total return on the applicable Portfolio.

    The average annual total return on such Portfolios represents an annualization of each Portfolio's total return ("T" in the formula below) over a particular period and is computed by finding the current percentage rate which will result in the ending redeemable value ("ERV" in the formula below) of a $1,000 payment* ("P" in the formula below) made at the beginning of a one-, five-, or ten-year period, or for the period from the date of commencement of the Portfolio's operation, if shorter ("n" in the formula below). The following formula will be used to compute the average annual total return for the
Portfolio:

                                        n
                              P (1 + T)   = ERV

    In addition to the foregoing, each Portfolio may advertise its total return over different periods of time by means of aggregate, average, year-by-year, or other types of total return figures.



    For the fiscal year 2000, the Navellier Aggressive Growth Portfolio had a total return of 3.06%; The Navellier Mid Cap Growth Portfolio had a total return of 3.63%. The Navellier Aggressive Micro Cap Portfolio had a total return of 23.82%. The Small Cap Value Portfolio had a total return of 20.29%; the Large Cap Growth Portfolio had a total return of -7.66%; the Large Cap Value Portfolio had a total return of 0.92%; and the Aggressive Small Cap Equity Portfolio had a total return of -29.47%.



    Performance information for the Portfolios shall reflect only the performance of a hypothetical investment in the Portfolios during the particular time period on which the calculations are based. Performance information should be considered in light of the investment objectives and policies, characteristics and quality of the particular Portfolio, and the market conditions during the given time period, and should not be considered as a representation of what may be achieved in the future.

    Each Portfolio may, from time to time, include in advertisements containing total return the ranking of those performance figures relative to such figures for groups of mutual funds categorized by Lipper Analytical Services, or other services, as having the same investment objectives. The total return may also be used to compare the performance of the Portfolio against certain widely acknowledged outside standards or indices for stock and bond market performance. The Standard & Poor's Composite Index of 500 stocks ("S&P 500") is a market value-weighted and unmanaged index showing the changes in the aggregate market value of 500 stocks relative to the base period 1941-43. The S&P 500 is composed almost entirely of common stocks of companies listed on the New York Stock Exchange, although the common stocks of a few companies listed on the American Stock Exchange or traded over-the-counter are included.

As summarized in the Prospectus under the heading "Performance and Yield," the total return of each Portfolio may be quoted in advertisements and sales literature.

                              FINANCIAL STATEMENTS*

                      December 31, 2000 Financial Statements

* (References in these financial statements to the Aggressive Small Cap Portfolio refer to the Navellier Performance Funds portfolio which is now named the Navellier Aggressive Micro Cap Portfolio)

                                                 THE NAVELLIER PERFORMANCE FUNDS
--------------------------------------------------------------------------------
STATEMENTS OF NET ASSETS
DECEMBER 31, 2000


AGGRESSIVE GROWTH PORTFOLIO
--------------------------------------------------------------------------------
                                                                    MARKET VALUE
SHARES                                                                  (NOTE 1)
--------------------------------------------------------------------------------
COMMON STOCKS -- 93.9%
AIRLINES -- 1.8%
      50,000     Frontier Airlines Inc.*                             $ 1,546,875
                                                                     ----------
APPAREL -- 2.1%
      65,000     Christopher & Banks Corp.*                            1,832,187
                                                                     -----------

BIOTECHNOLOGY AND DRUGS -- 6.9%
     100,000     IVAX Corp.*                                           3,830,000
      60,000     Techne Corp.*                                         2,163,750
                                                                     -----------
                                                                       5,993,750
                                                                     -----------

CASINOS AND GAMING -- 7.4%
      75,000     International Game Technology *                       3,600,000
     180,000     Shufffle Master, Inc.*                                2,857,500
                                                                     -----------
                                                                       6,457,500
                                                                     -----------

COMPUTER EQUIPMENT, SOFTWARE AND SERVICES -- 11.0%
     100,000     Bell Microproducts, Inc.*                             1,587,500
      15,000     Check Point Software Technologies Ltd.*               2,003,438
      50,000     Jack Henry & Associates, Inc.                         3,106,250
      68,600     Manhattan Associates, Inc.*                           2,924,075
                                                                     -----------
                                                                       9,621,263
                                                                     -----------

ELECTRONIC COMPONENTS/EQUIPMENT -- 3.2%
      30,000     Amphenol Corporation*                                 1,175,625
      40,000     Power-One, Inc.*                                      1,572,500
                                                                     -----------
                                                                       2,748,125
                                                                     -----------

HEALTHCARE -- 18.4%
      93,300     RehabCare Group, Inc.*                                4,793,287
     100,000     Tenet Healthcare Corp.*                               4,443,750
      30,000     Trigon Healthcare, Inc.*                              2,334,375
      40,000     Universal Health Services, Inc.*                      4,470,000
                                                                     -----------
                                                                      16,041,412
                                                                     -----------

MANUFACTURING -- 3.9%
     250,000     Oakley Inc.*                                          3,375,000
                                                                     -----------

MEDICAL SPECIALTIES -- 13.0%
      20,000     Laboratory Corporation of America Holdings*           3,520,000
      20,000     Professional Detailing, Inc.*                         2,115,312
      40,000     Quest Diagnostics, Inc.*                              5,680,000
                                                                     -----------
                                                                      11,315,312
                                                                     -----------

OIL & GAS SERVICES -- 11.5%
      60,000     Dynegy, Inc.                                          3,363,750
     100,000     HS Resources, Inc.*                                   4,237,500
      65,000     Patterson Energy, Inc.*                               2,421,250
                                                                     -----------
                                                                      10,022,500
                                                                     -----------

REAL ESTATE -- 2.0%
     100,000     Catellus Development Corp.*                           1,750,000
                                                                     -----------

SEMICONDUCTORS AND RELATED -- 1.7%
      75,000     Standard Microsystems Corp.*                          1,518,750
                                                                     -----------

TELECOMMUNICATIONS AND EQUIPMENT -- 8.3%
     120,000     Aeroflax, Inc.*                                       3,459,372
      30,000     Newport Corp.                                         2,358,282
      40,000     Tollgrade Communications, Inc.*                       1,460,000
                                                                     -----------
                                                                       7,277,654
                                                                     -----------

TRANSPORTATION -- 1.7%
      40,000     Teekay Shipping Corp.                                 1,520,000
                                                                     -----------

UTILITIES -- 1.0%
      10,000     Duke Energy Corp.                                       852,500
                                                                     -----------

TOTAL COMMON STOCKS
  (COST $71,138,201)                                                  81,872,828
                                                                     -----------
SHORT TERM INVESTMENTS -- 7.1%

MONEY MARKET FUNDS -- 3.6%
   3,147,389     Fund for Government Investors                         3,147,389
                                                                     -----------

PAR VALUE
---------
GOVERNMENT AGENCY OBLIGATIONS -- 3.5%
   $3,000,000    FHLB Discount Notes 4.75% due 1/2/01                  2,998,417
                                                                     -----------
TOTAL SHORT TERM INVESTMENTS
  (COST $6,145,806)                                                    6,145,806
                                                                     -----------
TOTAL INVESTMENTS -- 101.0%
  (COST $77,284,007)                                                 $88,018,634
Liabilities in Excess of Other Assets -- (1.0%)                         (873,231)
                                                                     -----------
NET ASSETS -- 100.0%                                                 $87,145,403
                                                                     ===========
NET ASSETS CONSIST OF:
  Paid-in-Capital                                                    $78,697,427
  Accumulated Net Realized Loss on Investments                        (2,286,651)
  Net Unrealized Appreciation of Investments                          10,734,627
                                                                     -----------
NET ASSETS                                                           $87,145,403
                                                                     ===========
  NET ASSET VALUE PER SHARE
    (Based on 5,371,874 Shares Outstanding)                               $16.22
                                                                     ===========

                                                 THE NAVELLIER PERFORMANCE FUNDS
--------------------------------------------------------------------------------
STATEMENTS OF NET ASSETS
DECEMBER 31, 2000 (CONTINUED)


MID CAP GROWTH PORTFOLIO
--------------------------------------------------------------------------------
                                                                    MARKET VALUE
SHARES                                                                  (NOTE 1)
--------------------------------------------------------------------------------
COMMON STOCKS -- 92.0%
BIOTECHNOLOGY & DRUGS -- 10.8%
     116,000     ALZA Corp.*                                        $  4,930,000
      88,000     Forest Laboratories, Inc.*                           11,693,000
     150,000     IVAX Corp.*                                           5,745,000
      30,000     Protein Design Labs, Inc.*                            2,606,250
      80,000     Teva Pharmaceutical Industries, Ltd.                  5,860,000
                                                                    ------------
                                                                      30,834,250
                                                                    ------------

BUSINESS SERVICES -- 4.6%
     123,000     Plexus Corp.*                                         3,738,044
     360,000     Rober Half International, Inc.*                       9,540,000
                                                                    ------------
                                                                      13,278,044
                                                                    ------------

COMPUTER EQUIPMENT, SOFTWARE AND SERVICES -- 5.4%
     115,000     Jack Henry & Associates, Inc.                         7,144,375
      90,800     Mercury Interactive Corp.*                            8,194,700
                                                                    ------------
                                                                      15,339,075
                                                                    ------------

COMPUTER NETWORKS -- 6.8%
     242,000     Emulex Corp.*                                        19,344,875
                                                                    ------------

FINANCIAL SERVICES -- 18.0%
     500,300     Federated Investors, Inc.                            14,571,237
      90,000     Gallagher, Arthur J. & Co.                            5,726,250
     265,000     Old Republic International Corp.                      8,480,000
      80,000     SEI Investments Co.*                                  8,960,000
     182,500     Silicon Valley Bancshares                             6,307,656
     200,000     Waddell & Reed Financial, Inc.                        7,525,000
                                                                    ------------
                                                                      51,570,143
                                                                    ------------

HEALTHCARE -- 7.9%
     145,000     Amerisource Health Corp.*                             7,322,500
      94,000     Trigon Helathcare Inc.*                               7,314,375
      70,700     Universal Health Services*                            7,900,725
                                                                    ------------
                                                                      22,537,600
                                                                    ------------

MEDICAL EQUIPMENT AND SUPPLIES -- 5.0%
      84,300     PerkinElmer, Inc.                                     8,851,500
      90,000     St. Jude Medical, Inc.*                               5,529,375
                                                                    ------------
                                                                      14,380,875
                                                                    ------------

MEDICAL SPECIALTIES -- 7.4%
      50,000     Laboratory Corp. of America Holdings*                 8,800,000
      87,300     Quest Diagnostics Inc.*                              12,396,600
                                                                    ------------
                                                                      21,196,600
                                                                    ------------

OIL & GAS SERVICES -- 15.1%
      95,000     Anadarko Petrolium Corp.                              6,752,600
     105,000     Exelon Corp.                                          7,372,050
     207,000     Hanover Compressor Co.*                               9,224,438
     235,600     Mitchell Energy & Development Corp.                  14,430,500
      90,000     Nabors Industries, Inc.*                              5,323,500
                                                                    ------------
                                                                      43,103,088
                                                                    ------------

SEMICONDUCTORS AND RELATED -- 4.3%
     120,000     Cirrus Logic, Inc.*                                   2,250,000
     151,600     Integrated Device Technology, Inc.*                   5,021,750
     150,000     Micrel, Inc.*                                         5,053,125
                                                                    ------------
                                                                      12,324,875
                                                                    ------------

TELECOMMUNICATIONS -- 2.2%
      80,000     Newport Corp.                                         6,288,752
                                                                    ------------

UTILITIES -- 4.5%
     160,000     PPL Corp.                                             7,230,000
     190,000     Questar Corp.                                         5,711,875
                                                                    ------------
                                                                      12,941,875
                                                                    ------------

TOTAL COMMON STOCKS
 (COST $221,433,145)                                                 263,140,052
                                                                    ------------

SHORT TERM INVESTMENTS -- 7.3%

MONEY MARKET FUNDS -- 0.8%
   2,327,803     Fund for Government Investors                         2,327,803
                                                                    ------------

PAR VALUE
---------
GOVERNMENT AGENCY OBLIGATIONS -- 6.5%
  1$8,500,000    FHLB Discount Notes 4.75% due 1/2/01                 18,490,236
                                                                    ------------

TOTAL SHORT TERM INVESTMENTS
 (COST $20,818,039)                                                   20,818,039
                                                                    ------------

TOTAL INVESTMENTS -- 99.3%
  (COST $242,251,184)                                               $283,958,091
Other Assets Less Liabilities -- 0.7%                                  2,028,478
                                                                    ------------
NET ASSETS -- 100.0%                                                $285,986,569
                                                                    ============

                                                 THE NAVELLIER PERFORMANCE FUNDS
--------------------------------------------------------------------------------
STATEMENTS OF NET ASSETS
DECEMBER 31, 2000 (CONTINUED)


MID CAP GROWTH PORTFOLIO
--------------------------------------------------------------------------------
                                                                    MARKET VALUE
SHARES                                                                  (NOTE 1)
--------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
  Paid-in-Capital applicable to:
    Regular Class                                                   $237,902,393
    I Class                                                           27,652,884
  Accumulated Net Realized Loss on Investments                       (21,275,615)
  Net Unrealized Appreciation of Investments                          41,706,907
                                                                    ------------
NET ASSETS                                                          $285,986,569
                                                                    ============
  REGULAR CLASS                                                     $261,040,227
                                                                    ============
  I CLASS                                                           $ 24,946,342
                                                                    ============

NET ASSET VALUE PER SHARE:
  REGULAR CLASS
    (Based on 8,463,256 Shares Outstanding)
                                                                          $30.84
                                                                    ============
  I CLASS
    (Based on 806,142 Shares Outstanding)
                                                                          $30.95
                                                                    ============


AGGRESSIVE MICRO CAP PORTFOLIO
--------------------------------------------------------------------------------
                                                                    MARKET VALUE
SHARES                                                                  (NOTE 1)
--------------------------------------------------------------------------------
COMMON STOCKS -- 91.1%
APPAREL -- 2.9%
      30,000     Christopher & Banks Corp.*                         $    845,625
                                                                    ------------

BIOTECHNOLOGY AND DRUGS -- 4.4%
      22,300     Texas Biotechnology Corp.*                              191,557
      20,000     Trimeris, Inc.*                                       1,097,500
                                                                    ------------
                                                                       1,289,057
                                                                    ------------

CASINOS AND GAMING -- 4.1%
      35,000     Hollywood Casino Corp.*                                 323,750
      54,750     Shuffle Master, Inc.*                                   869,156
                                                                    ------------
                                                                       1,192,906
                                                                    ------------

COMPUTER EQUIPMENT, SOFTWARE AND SEVICES -- 15.7%
      49,500     Bell Microproducts Inc.*                                785,813
      29,000     Manhattan Associates, Inc.*                           1,236,125
      54,000     MapInfo Corp.*                                        2,551,500
                                                                    ------------
                                                                       4,573,438
                                                                    ------------

EDUCATION -- 2.5%
      19,000     Corinthian Colleges, Inc.*                              720,812
                                                                    ------------

ELECTRONICS -- 14.3%
      50,000     Jaco Electronics Inc. *                                 364,065
      28,000     Keithley Instruments, Inc.                            1,205,750
      20,000     Meritage Corp.*                                         740,000
      41,000     Richardson Electronics, Ltd.                            563,750
      31,600     Rogers Corp.*                                         1,297,575
                                                                    ------------
                                                                       4,171,140
                                                                    ------------

INSURANCE -- 3.1%
      31,000     Harleysville Group Inc.                                 906,750
                                                                    ------------

MANUFACTURING -- 7.4%
      39,000     Applied Films Corp.*                                    797,062
      40,000     Concord Camera Corp.*                                   660,000
      20,500     Direct Focus, Inc.*                                     688,031
                                                                    ------------
                                                                       2,145,093
                                                                    ------------

MEDICAL EQUIPMENT AND SUPPLIES -- 3.0%
      22,800     Inverness Medical Technology, Inc.*                     887,775
                                                                    ------------

                                                 THE NAVELLIER PERFORMANCE FUNDS
--------------------------------------------------------------------------------
STATEMENTS OF NET ASSETS
DECEMBER 31, 2000 (CONTINUED)


AGGRESSIVE MICRO CAP PORTFOLIO
--------------------------------------------------------------------------------
                                                                    MARKET VALUE
SHARES                                                                  (NOTE 1)
--------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
OIL & GAS SERVICES -- 19.6%
      30,000     Clayton Williams Energy, Inc.*                     $    810,000
      40,000     Key Production Company, Inc.*                         1,342,500
      30,000     Offshore Logistics, Inc.*                               646,407
      62,250     Prima Energy Corp.*                                   2,178,750
      40,000     Unit Corp.*                                             757,500
                                                                    ------------
                                                                       5,735,157
                                                                    ------------

SEMICONDUCTORS AND RELATED -- 6.1%
      29,000     Exar Corp.*                                             898,548
      44,000     Standard Microsystems Corp.*                            891,000
                                                                    ------------
                                                                       1,789,548
                                                                    ------------

TELECOMMUNICATIONS AND EQUIPMENT -- 8.0%
      20,000     Boston Communication Group, Inc.*                       557,500
      29,000     Celeritek, Inc.*                                      1,105,625
      30,000     Datum Inc. *                                            663,750
                                                                    ------------
                                                                       2,326,875
                                                                    ------------

TOTAL COMMON STOCKS
 (COST $25,666,132)                                                   26,584,176
                                                                    ------------

MONEY MARKET FUNDS -- 9.8%
   2,871,255     Fund for Government Investors
                 (Cost $2,871,255)                                     2,871,255
                                                                    ------------

TOTAL INVESTMENTS -- 100.9%
 (COST $28,537,387)                                                 $ 29,455,431
Liabilities in Excess of Other Assets -- (0.9%)                         (263,948)
                                                                    ------------
NET ASSETS -- 100.0%                                                $ 29,191,483
                                                                    ============

NET ASSETS CONSIST OF:
  Paid-in-Capital                                                   $ 33,865,970
  Accumulated Net Realized Loss on Investments                        (5,592,531)
  Net Unrealized Appreciation of Investments                             918,044
                                                                    ------------
NET ASSETS                                                          $ 29,191,483
                                                                    ============

NET ASSET VALUE PER SHARE
  (Based on 1,080,063 Shares Outstanding)                                 $27.03
                                                                    ============


SMALL CAP VALUE PORTFOLIO
--------------------------------------------------------------------------------
                                                                    MARKET VALUE
SHARES                                                                  (NOTE 1)
--------------------------------------------------------------------------------
COMMON STOCKS -- 92.9%
APPAREL -- 9.3%
       1,620     Columbia Sportswear Co. *                          $     80,595
       2,260     Dress Barn, Inc.*                                        65,540
         920     Kenneth Cole Productions, Inc.*                          37,030
                                                                    ------------
                                                                         183,165
                                                                    ------------

BIOTECHNOLOGY AND DRUGS -- 2.6%
       2,200     Cell Genesys, Inc.*                                      50,188
                                                                    ------------

BUSINESS SERVICES -- 5.2%
       2,280     Administaff, Inc.*                                       62,016
       1,480     Penton Media, Inc.                                       39,775
                                                                    ------------
                                                                         101,791
                                                                    ------------

CASINOS AND GAMING -- 1.4%
       2,100     Aztar Corp.*                                             27,169
                                                                    ------------

CHEMICALS -- 7.0%
         700     Albemarle Corp.                                          17,325
       1,950     Cabot Corp.                                              51,431
       5,350     Methanex Corp.*                                          34,441
       2,410     Penford Corp.                                            34,342
                                                                    ------------
                                                                         137,539
                                                                    ------------

COMPUTER SOFTWARE AND SERVICES -- 4.0%
       1,650     BARRA, Inc.*                                             77,756
                                                                    ------------

ENGINEERING AND CONSTRUCTION -- 2.4%
       1,300     Lennar Corp.                                             47,125
                                                                    ------------

FINANCIAL SERVICES -- 15.4%
       2,760     Boston Private Financial Holdings, Inc.                  54,855
       1,410     GBC Bancorp                                              54,109
       2,270     Greater Bay Bancorp                                      93,070
       3,230     Hudson City Bancorp, Inc.                                65,408
       1,000     Silicon Valley Bancshares*                               34,562
                                                                    ------------
                                                                         302,004
                                                                    ------------

INDUSTRIAL MACHINERY -- 2.9%
       1,850     Ampco-Pittsburgh Corp.                                   22,200
       3,250     Ladish Co., Inc.*                                        34,938
                                                                    ------------
                                                                          57,138
                                                                    ------------

INDUSTRIAL SPECIALTIES -- 8.5%
       4,050     Amcol International Corp.                                19,237
         800     Consol Energy, Inc.                                      22,350
       2,500     The Shaw Group, Inc.*                                   125,000
                                                                    ------------
                                                                         166,587
                                                                    ------------

                                                 THE NAVELLIER PERFORMANCE FUNDS
--------------------------------------------------------------------------------
STATEMENTS OF NET ASSETS
DECEMBER 31, 2000 (CONTINUED)


SMALL CAP VALUE PORTFOLIO
--------------------------------------------------------------------------------
                                                                    MARKET VALUE
SHARES                                                                  (NOTE 1)
--------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
MEDICAL SPECIALTIES -- 6.9%
       1,450     Diagnostics Products Corp.                         $     79,206
       1,650     Rightchoice Managed Care, Inc.*                          57,441
                                                                    ------------
                                                                         136,647
                                                                    ------------

OIL & GAS SERVICES -- 13.1%
         900     Helmerich & Payne, Inc.                                  39,488
       2,440     Key Production Company, Inc.*                            81,892
       2,510     Patina Oil & Gas Corp.                                   60,240
       1,150     Unit Corp.*                                              21,778
       1,610     Western Gas Resources, Inc.                              54,237
                                                                    ------------
                                                                         257,635
                                                                    ------------

RENTAL AND LEASING -- 1.8%
       1,870     Dollar Thrifty Automotive Group, Inc.*                   35,063
                                                                    ------------

RETAIL -- 1.7%
       3,250     Pier 1 Imports, Inc.                                     33,516
                                                                    ------------

SEMICONDUCTORS AND RELATED -- 3.1%
       3,020     Standard Microsystems Corp.*                             61,155
                                                                    ------------

TELECOMMUNICATIONS AND EQUIPMENT -- 3.3%
       2,220     Anixter International, Inc.*                             48,007
         830     NICE Systems Ltd., ADR*                                  16,651
                                                                    ------------
                                                                          64,658
                                                                    ------------

UTILITIES -- 4.3%
         920     CH Energy Group, Inc.                                    41,170
       1,650     Public Service Co. of New Mexico                         44,241
                                                                    ------------
                                                                          85,411
                                                                    ------------

TOTAL COMMON STOCKS
 (COST $1,524,226)                                                     1,824,547
                                                                    ------------

MONEY MARKET FUNDS -- 5.2%
     102,046     Fund for Government Investors
                   (Cost $102,046)                                  $    102,046
                                                                    ------------

TOTAL INVESTMENTS -- 98.1%
 (COST $1,626,272)                                                  $  1,926,593
Other Assets Less Liabilities -- 1.9%                                     37,606
                                                                    ------------
NET ASSETS -- 100.0%                                                $  1,964,199
                                                                    ============

NET ASSETS CONSIST OF:
  Paid-in-Capital                                                   $  1,810,662
  Accumulated Net Realized Loss on Investments                          (146,784)
  Net Unrealized Appreciation of Investments                             300,321
                                                                    ------------
NET ASSETS                                                          $  1,964,199
                                                                    ============

NET ASSET VALUE PER SHARE
  (Based on 180,593 Shares Outstanding)                                   $10.88
                                                                    ============

                                                 THE NAVELLIER PERFORMANCE FUNDS
--------------------------------------------------------------------------------
STATEMENTS OF NET ASSETS
DECEMBER 31, 2000 (CONTINUED)


LARGE CAP GROWTH PORTFOLIO
--------------------------------------------------------------------------------
                                                                    MARKET VALUE
SHARES                                                                  (NOTE 1)
--------------------------------------------------------------------------------
COMMON STOCKS -- 94.5%
AEROSPACE AND DEFENSE -- 2.4%
      16,000     The Boeing Co.                                     $  1,056,000
                                                                    ------------

BIOTECHNOLOGY AND DRUGS -- 15.1%
      15,000     Allergan, Inc.                                        1,452,187
      16,500     Amgen, Inc. *                                         1,054,969
      12,200     Forest Laboratories, Inc.*                            1,621,075
      36,600     IVAX Corp.*                                           1,401,780
      23,900     MedImmune, Inc.*                                      1,139,731
                                                                    ------------
                                                                       6,669,742
                                                                    ------------

COMMUNICATIONS EQUIPMENT AND SERVICES -- 17.9%
      36,800     ADC Telecommunications, Inc.*                           667,000
      24,300     Alcatel SA, ADR                                       1,359,281
       7,400     Broadcom Corp.*                                         621,600
      14,800     Brocade Communications System, Inc.*                  1,358,825
      14,750     Comverse Technology, Inc.*                            1,602,219
      22,300     Corning, Inc.                                         1,177,719
       8,800     Juniper Networks, Inc.*                               1,109,350
                                                                    ------------
                                                                       7,895,994
                                                                    ------------

COMPUTER EQUIPMENT, SOFTWARE AND SERVICES -- 20.7%
      22,000     Adobe Systems, Inc.                                   1,280,125
      24,000     BEA Systems, Inc.*                                    1,615,500
      12,400     Check Point Software Technologies Ltd.*               1,656,175
      18,760     EMC Corp.*                                            1,247,540
      12,800     Mercury Interactive Corp.*                            1,155,200
      16,300     Siebel Systems, Inc.*                                 1,102,287
      12,350     VERITAS Software Corp.*                               1,080,625
                                                                    ------------
                                                                       9,137,452
                                                                    ------------

COMPUTER NETWORKS -- 9.6%
      24,600     Emulex Corp.*                                         1,966,463
      14,150     Network Appliance, Inc.*                                908,253
      45,800     Oracle Corp.*                                         1,331,063
                                                                    ------------
                                                                       4,205,779
                                                                    ------------

ELECTRONIC COMPONENTS/EQUIPMENT -- 0.9%
      25,900     Vishay Intertechnology, Inc.*                           391,737
                                                                    ------------

FINANCIAL SERVICES -- 1.7%
      17,500     Amvescap Plc ADR                                        761,250
                                                                    ------------

OIL & GAS SERVICES -- 7.5%
      15,000     The Coastal Corp.                                     1,324,688
      35,100     Dynegy, Inc.                                          1,967,794
                                                                    ------------
                                                                       3,292,482
                                                                    ------------

RECREATIONAL VEHICLES -- 3.0%
      33,000     Harley Davidson, Inc.                                 1,311,750
                                                                    ------------

SEMICONDUCTORS AND RELATED -- 9.1%
      17,100     Analog Devices, Inc.*                                   875,306
       4,600     Cree, Inc.*                                             163,444
      17,850     QLogic Corp.*                                         1,374,450
      20,500     PMC-Sierra, Inc.*                                     1,611,813
                                                                    ------------
                                                                       4,025,013
                                                                    ------------

UTILITIES -- 6.6%
      38,000     Calpine Corp.*                                        1,712,375
      17,000     Exelon Corp.                                          1,193,570
                                                                    ------------
                                                                       2,905,945
                                                                    ------------

TOTAL COMMON STOCKS
 (COST $44,322,052)                                                   41,653,144
                                                                    ------------

MONEY MARKET FUNDS -- 6.2%
   2,713,975     Fund for Government Investors
                   (Cost $2,713,975)                                   2,713,975
                                                                    ------------

TOTAL INVESTMENTS -- 100.7%
 (COST $47,036,027)                                                  $44,367,119
Liabilities in Exess of Other Assets -- (0.7%)                          (298,767)
                                                                    ------------
NET ASSETS -- 100.0%                                                 $44,068,352
                                                                    ============

NET ASSETS CONSIST OF:
  Paid-in-Capital                                                    $50,696,648
  Accumulated Net Realized Loss on Investments                        (3,959,388)
  Net Unrealized Depreciation of Investments                          (2,668,908)
                                                                    ------------
NET ASSETS                                                           $44,068,352
                                                                    ============

NET ASSET VALUE PER SHARE
  (Based on 2,028,251 Shares Outstanding)                                 $21.73
                                                                    ============

                                                 THE NAVELLIER PERFORMANCE FUNDS
--------------------------------------------------------------------------------
STATEMENTS OF NET ASSETS
DECEMBER 31, 2000 (CONTINUED)


LARGE CAP VALUE PORTFOLIO
--------------------------------------------------------------------------------
                                                                    MARKET VALUE
SHARES                                                                  (NOTE 1)
--------------------------------------------------------------------------------
COMMON STOCKS -- 92.7%
AIRLINES -- 2.7%
       500       The Boeing Co.                                     $     33,000
                                                                    ------------
BANKING -- 5.8%
       400       Northern Trust Corp.                                     32,625
       300       State Street Corp.                                       37,263
                                                                    ------------
                                                                          69,888
                                                                    ------------

COMMUNICATION EQUIPMENT AND SERVICES -- 7.7%
       600       Amdocs Limited*                                          39,750
     1,000       AT&T Corp                                                17,313
       750       SBC Communications Inc.                                  35,812
                                                                    ------------
                                                                          92,875
                                                                    ------------

COMPUTER HARDWARE AND PERIPHERALS -- 1.1%
       900       Apple Computer, Inc.*                                    13,387
                                                                    ------------

COMPUTER SOFTWARE AND SERVICES -- 4.5%
       700       Microsoft Corp.*                                         30,363
       600       Rational Software Corp.*                                 23,363
                                                                    ------------
                                                                          53,726
                                                                    ------------

DISTRIBUTION AND WHOLESALE -- 2.0%
       800       Sysco Corp.                                              24,000
                                                                    ------------

INDUSTRIAL SPECIALTIES -- 3.4%
     1,000       Dover Corp.                                              40,563
                                                                    ------------

INSURANCE -- 8.3%
       700       Allstate Corp.                                           30,494
       600       Hartford Financial Services Group, Inc.                  42,375
       500       The St. Paul Companies, Inc.                             27,156
                                                                    ------------
                                                                         100,025
                                                                    ------------

FINANCIAL SERVICES -- 13.9%
     1,125       Amvescap Plc ADR                                         48,937
       950       The Charles Schwab Corp.                                 26,956
       600       Citigroup, Inc.                                          30,638
       480       Lehman Brothers Holdings, Inc.                           32,460
       400       Merrill Lynch & Co., Inc.                                27,275
                                                                    ------------
                                                                         166,266
                                                                    ------------

MOTOR VEHICLES -- 7.0%
     1,185       Ford Motor Co.                                           27,773
       700       General Motors Corp.                                     35,656
       870       Fiat S.p.A. ADR                                          21,098
                                                                    ------------
                                                                          84,527
                                                                    ------------

OIL & GAS SERVICES -- 7.3%
       850       El Paso Energy Corp.                                     60,881
     1,000       Imperial Oil Ltd.                                        26,300
                                                                    ------------
                                                                          87,181
                                                                    ------------
RETAIL -- 2.3%
       780       Sears, Roebuck & Co.                                     27,105
                                                                    ------------

SEMICONDUCTORS AND RELATED -- 2.9%
       900       LSI Logic Corp.*                                         15,381
       400       Maxim Integrated Products, Inc.*                         19,125
                                                                    ------------
                                                                          34,506
                                                                    ------------

UTILITIES -- 23.8%
       730       Ameren Corp.                                             33,808
     1,500       Cinergy Corp.                                            52,687
       590       Dominion Resources, Inc.                                 39,530
       450       Enron Corp.                                              37,406
       500       Entergy                                                  21,156
     1,530       FirstEnergy Corp.                                        48,291
     1,200       Reliant Energy, Inc.                                     51,975
                                                                    ------------
                                                                         284,853
                                                                    ------------

TOTAL COMMON STOCKS
 (COST $1,072,995)                                                     1,111,902
                                                                    ------------

MONEY MARKET FUNDS -- 6.1%
    72,846       Fund for Government Investors (Cost
                   $72,846)                                               72,846
                                                                    ------------

TOTAL INVESTMENTS -- 98.8%
 (COST $1,145,841)                                                    $1,184,748
Other Assets Less Liabilities -- 1.2%                                     13,840
                                                                    ------------
NET ASSETS -- 100.0%                                                  $1,198,588
                                                                    ============
NET ASSETS CONSIST OF:
  Paid-in-Capital                                                     $1,295,170
  Accumulated Net Realized Loss on Investments                          (135,489)
  Net Unrealized Appreciation of Investments                              38,907
                                                                    ------------
NET ASSETS                                                            $1,198,588
                                                                    ============
NET ASSET VALUE PER SHARE
  (Based on 115,951 Shares Outstanding)                                   $10.34
                                                                    ============

----------
*     NON-INCOME PRODUCING
ADR   AMERICAN DEPOSITORY RECEIPTS


                       SEE NOTES TO FINANCIAL STATEMENTS.

                                                 THE NAVELLIER PERFORMANCE FUNDS
--------------------------------------------------------------------------------
STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2000

                                                              AGGRESSIVE         MID CAP         AGGRESSIVE
                                                                GROWTH            GROWTH          MICRO CAP
                                                               PORTFOLIO        PORTFOLIO         PORTFOLIO
                                                              -----------      ------------      -----------
INVESTMENT INCOME
  Interest (Note 1).....................................      $   210,883      $    868,486      $   130,991
  Dividends (Note 1)....................................          136,250           329,496           27,559
                                                              -----------      ------------      -----------
    Total Investment Income.............................          347,133         1,197,982          158,550
                                                              -----------      ------------      -----------
EXPENSES

  Investment Advisory Fee (Note 2)......................          773,288         2,147,283          194,715
  Administrative Fee (Note 2)...........................          230,145           255,630           57,951
  Distribution Plan Fees -- Regular Class (Note 4)......          230,878           610,624           58,737
  Transfer Agent and Custodian Fee (Note 3).............          153,857           370,717           72,334
  Shareholder Reports and Notices.......................           35,963            72,670            8,643
  Registration Fees.....................................           16,962            52,459           18,532
  Organizational Expense (Note 1).......................           24,990                --               --
  Audit Fees............................................            9,000             9,000            9,000
  Trustees' Fees and Expenses (Note 2)..................            2,812             2,812            2,812
  Other Expenses........................................           26,185            49,619            5,334
                                                              -----------      ------------      -----------
    Total Expenses......................................        1,504,080         3,570,814          428,058
    Less Expenses Reimbursed by Investment Adviser
      (Note 2)..........................................         (131,682)         (185,302)         (81,885)
                                                              -----------      ------------      -----------
      Net Expenses......................................        1,372,398         3,385,512          346,173
                                                              -----------      ------------      -----------
NET INVESTMENT LOSS.....................................       (1,025,265)       (2,187,530)        (187,623)
                                                              -----------      ------------      -----------
Net Realized Gain (Loss) on Investment Transactions.....        5,128,839       (21,227,494)      (5,592,531)
Change in Net Unrealized Appreciation of Investments....       (3,438,491)        6,031,902         (284,007)
                                                              -----------      ------------      -----------
NET GAIN (LOSS) ON INVESTMENTS..........................        1,690,348       (15,195,592)      (5,876,538)
                                                              -----------      ------------      -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
  OPERATIONS............................................      $   665,083      $(17,383,122)     $(6,064,161)
                                                              ===========      ============      ===========


                       SEE NOTES TO FINANCIAL STATEMENTS.

                                                 THE NAVELLIER PERFORMANCE FUNDS
--------------------------------------------------------------------------------
STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2000


                                                                  SMALL CAP       LARGE CAP     LARGE CAP
                                                                    VALUE           GROWTH        VALUE
                                                                  PORTFOLIO       PORTFOLIO     PORTFOLIO
                                                                  ---------      ------------   ---------
INVESTMENT INCOME
  Interest (Note 1).........................................      $  3,615       $    102,805   $   3,878
  Dividends (Note 1)........................................         7,486             17,378      24,288
                                                                  --------       ------------   ---------
    Total Investment Income.................................        11,101            120,183      28,166
                                                                  --------       ------------   ---------
EXPENSES
  Investment Advisory Fee (Note 2)..........................        10,104            296,249       7,487
  Administrative Fee (Note 2)...............................         3,007             88,170       2,496
  Distribution Plan Fees (Note 4)...........................         3,008             88,813       2,500
  Transfer Agent and Custodian Fee (Note 3).................        39,768             80,734      39,489
  Organizational Expense (Note 1)...........................        18,360             18,360      18,360
  Registration Fees.........................................        15,540             24,269      15,547
  Audit Fees................................................         9,000              9,000       9,000
  Trustees' Fees and Expenses (Note 2)......................         2,812              2,812       2,812
  Shareholder Reports and Notices...........................         1,554             11,787       1,654
  Other Expenses............................................           960              6,160         653
                                                                  --------       ------------   ---------
    Total Expenses..........................................       104,113            626,354      99,998
    Less Expenses Reimbursed by Investment Adviser
      (Note 2)..............................................       (86,190)          (100,220)    (86,018)
                                                                  --------       ------------   ---------
      Net Expenses..........................................        17,923            526,134      13,980
                                                                  --------       ------------   ---------
NET INVESTMENT INCOME (LOSS)................................        (6,822)          (405,951)     14,186
                                                                  --------       ------------   ---------
Net Realized Gain (Loss) on Investment Transactions.........        34,715         (3,959,388)   (107,856)
Change in Net Unrealized Appreciation/Depreciation
  of Investments............................................       229,893         (6,904,162)     88,585
                                                                  --------       ------------   ---------
NET GAIN (LOSS) ON INVESTMENTS..............................       264,608        (10,863,550)    (19,271)
                                                                  --------       ------------   ---------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
  OPERATIONS................................................      $257,786       $(11,269,501)  $  (5,085)
                                                                  ========       ============   =========


                       SEE NOTES TO FINANCIAL STATEMENTS.

                                                 THE NAVELLIER PERFORMANCE FUNDS
--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS


                                               AGGRESSIVE GROWTH              MID CAP GROWTH
                                                   PORTFOLIO                     PORTFOLIO
                                          ----------------------------  ---------------------------
                                              FOR THE YEARS ENDED           FOR THE YEARS ENDED
                                                  DECEMBER 31,                 DECEMBER 31,
                                          ----------------------------  ---------------------------
                                              2000           1999           2000           1999
                                          -------------  -------------  -------------  ------------
FROM INVESTMENT ACTIVITIES
  Net Investment Loss...................  $  (1,025,265) $    (773,814) $  (2,187,530) $   (381,410)
  Net Realized Gain (Loss) on Investment
    Transactions........................      5,128,839     27,161,572    (21,227,494)    7,146,986
  Change in Net Unrealized Appreciation
    of Investments......................     (3,438,491)     3,761,122      6,031,902    33,944,862
                                          -------------  -------------  -------------  ------------
    Net Increase (Decrease) in Net
      Assets Resulting from

      Operations........................        665,083     30,148,880    (17,383,122)   40,710,438
                                          -------------  -------------  -------------  ------------
DISTRIBUTIONS TO SHAREHOLDERS
  From Net Realized Gain:
    Regular Class.......................    (14,102,160)   (11,023,982)    (3,510,520)   (3,369,098)
    I Class.............................             --             --       (295,384)           --
                                          -------------  -------------  -------------  ------------
      Total Distributions to
        Shareholders....................    (14,102,160)   (11,023,982)    (3,805,904)   (3,369,098)
                                          -------------  -------------  -------------  ------------
FROM SHARE TRANSACTIONS
  Net Proceeds from Sales of Shares:
      Regular Class.....................    152,111,538    136,256,553    463,679,016   116,509,706
      I Class...........................             --             --     28,824,576            --
  Reinvestment of Distributions:
      Regular Class.....................     13,991,106     10,759,472      3,380,026     3,250,780
      I Class...........................             --             --        294,096            --
  Cost of Shares Redeemed:
      Regular Class.....................   (155,548,611)  (157,516,582)  (324,704,413)  (28,117,930)
      I Class...........................             --             --     (1,405,268)           --
                                          -------------  -------------  -------------  ------------
    Net Increase (Decrease) in Net
      Assets Resulting from Share
      Transactions......................     10,554,033    (10,500,557)   170,068,033    91,642,556
                                          -------------  -------------  -------------  ------------
    TOTAL INCREASE (DECREASE) IN NET
      ASSETS............................     (2,883,044)     8,624,341    148,879,007   128,983,896
NET ASSETS -- Beginning of Year.........     90,028,447     81,404,106    137,107,562     8,123,666
                                          -------------  -------------  -------------  ------------
NET ASSETS -- End of Year...............  $  87,145,403  $  90,028,447  $ 285,986,569  $137,107,562
                                          =============  =============  =============  ============
SHARES
  Sold:
      Regular Class.....................      7,708,647      7,808,792     13,756,733     5,156,724
      I Class...........................             --             --        841,120            --
  Issued in Reinvestment of
    Distributions:

      Regular Class.....................        909,773        574,758        115,861       108,658
      I Class...........................             --             --         10,048            --
  Redeemed:
      Regular Class.....................     (7,982,360)    (9,139,184)    (9,949,385)   (1,320,305)
      I Class...........................             --             --        (45,026)           --
                                          -------------  -------------  -------------  ------------
    Net Increase (Decrease) in Shares...        636,060       (755,634)     4,729,351     3,945,077
                                          =============  =============  =============  ============


                       SEE NOTES TO FINANCIAL STATEMENTS.

                                                 THE NAVELLIER PERFORMANCE FUNDS
--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS


                                             AGGRESSIVE MICRO CAP           SMALL CAP VALUE
                                                   PORTFOLIO                   PORTFOLIO
                                          ---------------------------  --------------------------
                                              FOR THE YEARS ENDED         FOR THE YEARS ENDED
                                                 DECEMBER 31,                 DECEMBER 31,
                                          ---------------------------  --------------------------
                                              2000           1999          2000          1999
                                          -------------  ------------  ------------  ------------
FROM INVESTMENT ACTIVITIES
  Net Investment Income (Loss)..........  $    (187,623) $   (67,562)  $    (6,822)  $    25,255
  Net Realized Gain (Loss) on Investment
    Transactions........................     (5,592,531)   1,285,026        34,715      (132,236)
  Change in Net Unrealized Appreciation
    of Investments......................       (284,007)    (766,596)      229,893       117,015
                                          -------------  -----------   -----------   -----------
    Net Increase (Decrease) in Net
      Assets Resulting from Operations..     (6,064,161)     450,868       257,786        10,034
                                          -------------  -----------   -----------   -----------
DISTRIBUTIONS TO SHAREHOLDERS
  From Net Investment Income............             --           --        (2,976)      (25,255)
  From Net Realized Gain................       (626,880)    (261,332)           --            --
                                          -------------  -----------   -----------   -----------
    Total Distributions to
      Shareholders......................       (626,880)    (261,332)       (2,976)      (25,255)
                                          -------------  -----------   -----------   -----------
FROM SHARE TRANSACTIONS
  Net Proceeds from Sales of Shares.....    130,430,463    3,539,007     2,760,438       847,356
  Reinvestment of Distributions.........        613,427      258,260         2,900        25,255
  Cost of Shares Redeemed...............   (101,030,726)  (7,768,889)   (2,285,971)     (482,464)
                                          -------------  -----------   -----------   -----------
    Net Increase (Decrease) in Net
      Assets Resulting from Share
      Transactions......................     30,013,164   (3,971,622)      477,367       390,147
                                          -------------  -----------   -----------   -----------
    TOTAL INCREASE (DECREASE) IN NET
      ASSETS............................     23,322,123   (3,782,086)      732,177       374,926
NET ASSETS -- Beginning of Year.........      5,869,360    9,651,446     1,232,022       857,096
                                          -------------  -----------   -----------   -----------
NET ASSETS -- End of Year...............  $  29,191,483  $ 5,869,360   $ 1,964,199   $ 1,232,022
                                          =============  ===========   ===========   ===========
SHARES
  Sold..................................      4,162,443      171,557       276,935        93,218
  Issued in Reinvestment of
    Distributions.......................         23,832       11,929           294         2,787
  Redeemed..............................     (3,368,867)    (393,474)     (232,576)      (53,134)
                                          -------------  -----------   -----------   -----------
    Net Increase (Decrease) in Shares...        817,408     (209,988)       44,653        42,871
                                          =============  ===========   ===========   ===========


                       SEE NOTES TO FINANCIAL STATEMENTS.

                                                 THE NAVELLIER PERFORMANCE FUNDS
--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS


                                               LARGE CAP GROWTH            LARGE CAP VALUE
                                                  PORTFOLIO                   PORTFOLIO
                                          --------------------------  --------------------------
                                             FOR THE YEARS ENDED         FOR THE YEARS ENDED
                                                 DECEMBER 31,                DECEMBER 31,
                                          --------------------------  --------------------------
                                              2000          1999          2000          1999
                                          ------------  ------------  ------------  ------------
FROM INVESTMENT ACTIVITIES
  Net Investment Income (Loss)..........  $   (405,951) $   (65,226)  $    14,186   $    19,574
  Net Realized Gain (Loss) on Investment
    Transactions........................    (3,959,388)     159,827      (107,856)       90,722
  Change in Net Unrealized
    Appreciation/Depreciation of

    Investments.........................    (6,904,162)   3,684,106        88,585      (104,502)
                                          ------------  -----------   -----------   -----------
    Net Increase (Decrease) in Net
      Assets Resulting from Operations..   (11,269,501)   3,778,707        (5,085)        5,794
                                          ------------  -----------   -----------   -----------
DISTRIBUTIONS TO SHAREHOLDERS
  From Net Investment Income............            --           --       (20,250)      (19,574)
  From Net Realized Gain................      (107,968)          --            --      (102,701)
                                          ------------  -----------   -----------   -----------
    Total Distributions to Shareholders.      (107,968)          --       (20,250)     (122,275)
                                          ------------  -----------   -----------   -----------
FROM SHARE TRANSACTIONS
  Net Proceeds from Sales of Shares.....    79,600,081   12,367,626     2,612,107       691,527
  Reinvestment of Distributions.........       105,856           --        19,655       121,787
  Cost of Shares Redeemed...............   (36,926,858)  (5,881,138)   (2,401,469)     (358,642)
                                          ------------  -----------   -----------   -----------
    Net Increase in Net Assets Resulting
      from Share Transactions...........    42,779,079    6,486,488       230,293       454,672
                                          ------------  -----------   -----------   -----------
    TOTAL INCREASE IN NET ASSETS........    31,401,610   10,265,195       204,958       338,191
NET ASSETS -- Beginning of Year.........    12,666,742    2,401,547       993,630       655,439
                                          ------------  -----------   -----------   -----------
NET ASSETS -- End of Year...............  $ 44,068,352  $12,666,742   $ 1,198,588   $   993,630
                                          ============  ===========   ===========   ===========
SHARES
  Sold..................................     2,905,525      725,134       254,022        56,283
  Issued in Reinvestment of
    Distributions.......................         4,719           --         1,952        11,519
  Redeemed..............................    (1,418,881)    (354,236)     (235,245)      (30,133)
                                          ------------  -----------   -----------   -----------
    Net Increase in Shares..............     1,491,363      370,898        20,729        37,669
                                          ============  ===========   ===========   ===========


                       SEE NOTES TO FINANCIAL STATEMENTS.

                                                 THE NAVELLIER PERFORMANCE FUNDS
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS


                                                                       AGGRESSIVE GROWTH PORTFOLIO
                                                                    FOR THE YEARS ENDED DECEMBER 31,
                                                 ------------------------------------------------------------------------
                                                    2000           1999           1998           1997            1996
                                                 -----------    -----------    -----------    -----------     -----------
PER SHARE OPERATING PERFORMANCE:
  Net Asset Value -- Beginning of Year ........  $     19.01    $     14.82    $     13.29    $     12.25     $      9.99
                                                 -----------    -----------    -----------    -----------     -----------
  Income from Investment Operations:
    Net Investment Loss .......................        (0.19)         (0.16)         (0.15)         (0.14)          (0.12)
    Net Realized and Unrealized Gain on
      Investments .............................         0.59           6.95           1.68           1.34            2.38(A)
                                                 -----------    -----------    -----------    -----------     -----------
      Total from Investment Operations ........         0.40           6.79           1.53           1.20            2.26
                                                 -----------    -----------    -----------    -----------     -----------
  Distributions to Shareholders:
    From Net Realized Gain ....................        (3.19)         (2.60)            --          (0.16)             --
                                                 -----------    -----------    -----------    -----------     -----------
  Net Increase (Decrease) in Net Asset Value ..        (2.79)          4.19           1.53           1.04            2.26
                                                 -----------    -----------    -----------    -----------     -----------
  Net Asset Value -- End of Year ..............  $     16.22    $     19.01    $     14.82    $     13.29     $     12.25
                                                 ===========    ===========    ===========    ===========     ===========

TOTAL INVESTMENT RETURN .......................         3.06%         46.11%         11.51%          9.77%          22.62%

RATIOS TO AVERAGE NET ASSETS:
  Expenses After Reimbursement (Note 2) .......         1.49%          1.49%          1.68%          2.00%           2.00%
  Expenses Before Reimbursement (Note 2) ......         1.63%          1.68%          1.89%          2.15%           2.22%
  Net Investment Loss After Reimbursement
    (Note 2) ..................................        (1.11)%        (1.00)%        (0.92)%        (1.07)%         (1.57)%
  Net Investment Loss Before Reimbursement
    (Note 2) ..................................        (1.26)%        (1.20)%        (1.13)%        (1.22)%         (1.77)%

SUPPLEMENTARY DATA:
  Portfolio Turnover Rate .....................          376%           702%           237%           247%            169%
  Net Assets at End of Year (in thousands) ....  $    87,145    $    90,028    $    81,404    $   101,746     $    95,246
  Number of Shares Outstanding at End of
    Year (in thousands) .......................        5,372          4,736          5,491          7,657           7,774

----------

(A) The per share amount does not coincide with the net realized and unrealized loss for the year because of the timing of sales and redemptions of Fund shares and the amount of per share realized and unrealized gain and loss at such time.


                       SEE NOTES TO FINANCIAL STATEMENTS.

                                                 THE NAVELLIER PERFORMANCE FUNDS
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS


                                                                              MID CAP GROWTH
                                                                                PORTFOLIO

                                                                          CLASS A
                                           ------------------------------------------------------------------------
                                                            FOR THE YEARS ENDED                      FOR THE PERIOD
                                                                DECEMBER 31,                             ENDED
                                           ------------------------------------------------------     DECEMBER 31,
                                              2000             1999           1998         1997          1996*
                                           -----------      -----------    -----------  -----------  --------------
PER SHARE OPERATING PERFORMANCE:
  Net Asset Value -- Beginning of
    Period ..............................  $     30.20      $     13.65    $     12.43  $     10.27  $     10.00
                                           -----------      -----------    -----------  -----------  -----------
  Income from Investment Operations:
    Net Investment Income (Loss) ........        (0.25)           (0.08)         (0.06)       (0.06)        0.01
    Net Realized and Unrealized Gain on
      Investments .......................         1.32(A)         17.40           1.59         2.75         0.27
                                           -----------      -----------    -----------  -----------  -----------
      Total from Investment
        Operations ......................         1.07            17.32           1.53         2.69         0.28
                                           -----------      -----------    -----------  -----------  -----------
  Distributions to Shareholders:
    From Net Investment Income ..........           --               --             --           --        (0.01)
    From Net Realized Gain ..............        (0.43)           (0.77)         (0.31)       (0.53)          --
                                           -----------      -----------    -----------  -----------  -----------
  Total Distributions to Shareholders ...        (0.43)           (0.77)         (0.31)       (0.53)       (0.01)
                                           -----------      -----------    -----------  -----------  -----------
  Net Increase (Decrease) in Net Asset
    Value ...............................         0.64            16.55           1.22         2.16         0.27
                                           -----------      -----------    -----------  -----------  -----------
  Net Asset Value -- End of Period ......  $     30.84      $     30.20    $     13.65  $     12.43  $     10.27
                                           ===========      ===========    ===========  ===========  ===========

TOTAL INVESTMENT RETURN .................         3.63%          126.97%         12.31%       26.18%        2.75%(B)

RATIOS TO AVERAGE NET ASSETS:
  Expenses After Reimbursement (Note 2) .         1.34%            1.49%          1.66%        2.00%        2.00%(C)
  Expenses Before Reimbursement
    (Note 2) ............................         1.41%            1.69%          2.56%        3.27%      113.02%(C)
  Net Investment Loss After
    Reimbursement (Note 2) ..............        (0.87)%          (1.00)%        (0.38)%      (0.69)%       0.87%(C)
  Net Investment Loss Before
    Reimbursement (Note 2) ..............        (0.94)%          (1.23)%        (1.27)%      (1.96)%    (110.15)%(C)

SUPPLEMENTARY DATA:
  Portfolio Turnover Rate ...............          196%             208%           211%         163%          --
  Net Assets at End of Period (in
    thousands) ..........................  $   261,040      $   137,108    $     8,124  $     8,373  $     1,642
  Number of Shares Outstanding at End of
    Period (in thousands) ...............        8,463            4,540            595          673          160

                                              CLASS I
                                           --------------
                                           FOR THE PERIOD
                                               ENDED
                                            DECEMBER 31,
                                               2000**
                                           --------------
PER SHARE OPERATING PERFORMANCE:
  Net Asset Value -- Beginning of
    Period ..............................  $     31.31
                                           -----------
  Income from Investment Operations:
    Net Investment Income (Loss) ........        (0.08)
    Net Realized and Unrealized Gain on
      Investments .......................         0.15(A)
                                           -----------
      Total from Investment
        Operations ......................         0.07
                                           -----------
  Distributions to Shareholders:
    From Net Investment Income ..........           --
    From Net Realized Gain ..............        (0.43)
                                           -----------
  Total Distributions to Shareholders ...        (0.43)
                                           -----------
  Net Increase (Decrease) in Net Asset
    Value ...............................        (0.36)
                                           -----------
  Net Asset Value -- End of Period ......  $     30.95
                                           ===========

TOTAL INVESTMENT RETURN .................         0.31%(B)

RATIOS TO AVERAGE NET ASSETS:
  Expenses After Reimbursement (Note 2) .         0.99%(C)
  Expenses Before Reimbursement
    (Note 2) ............................         1.06%(C)
  Net Investment Loss After
    Reimbursement (Note 2) ..............        (0.47)%(C)
  Net Investment Loss Before
    Reimbursement (Note 2) ..............        (0.54)%(C)

SUPPLEMENTARY DATA:
  Portfolio Turnover Rate ...............          196%
  Net Assets at End of Period (in
    thousands) ..........................  $    24,947
  Number of Shares Outstanding at End of
    Period (in thousands) ...............          806


----------
(A) The per share amount does not coincide with the net realized and unrealized loss for the year because of the timing of sales and redemptions of Fund shares and the amount of per share realized and unrealized gain and loss at such time.
(B) Total returns for periods of less than one year are not annualized.
(C) Annualized

 *  FROM COMMENCEMENT OF OPERATIONS NOVEMBER 26, 1996.

**  FROM COMMENCEMENT OF OPERATIONS FEBRUARY 2, 2000.


                       SEE NOTES TO FINANCIAL STATEMENTS.

                                                 THE NAVELLIER PERFORMANCE FUNDS
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS


                                                             AGGRESSIVE MICRO CAP
                                                                  PORTFOLIO
                                           ----------------------------------------------------------
                                                      FOR THE YEARS ENDED              FOR THE PERIOD
                                                         DECEMBER 31,                      ENDED
                                           ---------------------------------------      DECEMBER 31,
                                             2000            1999           1998           1997*
                                           ---------       --------       --------     --------------
PER SHARE OPERATING PERFORMANCE:
  Net Asset Value -- Beginning of
    Period..............................     $22.35         $20.42         $20.40          $15.64
                                            -------         ------         ------         -------
  Income from Investment Operations:
    Net Investment Loss.................      (0.14)         (0.28)         (0.14)          (0.05)
    Net Realized and Unrealized Gain on
      Investments.......................       5.43(A)        3.27           0.16            5.17
                                            -------         ------         ------         -------
      Total from Investment
        Operations......................       5.29           2.99           0.02            5.12
                                            -------         ------         ------         -------
Distributions to Shareholders:
  From Net Realized Gain................      (0.61)         (1.06)            --           (0.36)
                                            -------         ------         ------         -------
  Net Increase in Net Asset Value.......       4.68           1.93           0.02            4.76
                                            -------         ------         ------         -------
  Net Asset Value -- End of Period......     $27.03         $22.35         $20.42          $20.40
                                            =======         ======         ======         =======

TOTAL INVESTMENT RETURN.................      23.82%         14.79%          0.10%          32.76%(B)

RATIOS TO AVERAGE NET ASSETS:
  Expenses After Reimbursement
    (Note 2)............................       1.48%          1.49%          1.51%           1.55%(C)
  Expenses Before Reimbursement
    (Note 2)............................       1.84%          2.68%          2.50%           3.21%(C)
  Net Investment Loss After
    Reimbursement (Note 2)..............      (0.85)%        (1.06)%        (0.71)%         (0.54)%(C)
  Net Investment Loss Before
    Reimbursement (Note 2)..............      (1.21)%        (2.24)%        (1.70)%         (2.20)%(C)

SUPPLEMENTARY DATA:
  Portfolio Turnover Rate...............        269%           190%           196%             86%
  Net Assets at End of Period (in
    thousands)..........................    $29,191         $5,869         $9,651         $10,190
  Number of Shares Outstanding at End of
    Period (in thousands)...............      1,080            263            473             500


----------
(A) The per share amount does not coincide with the net realized and unrealized loss for the year because of the timing of sales and redemptions of Fund shares and the amount of per share realized and unrealized gain and loss at such time.
(B) Total returns for periods of less than one year are not annualized.
(C) Annualized

*   FROM COMMENCEMENT OF OPERATIONS MARCH 17, 1997


                       SEE NOTES TO FINANCIAL STATEMENTS.

                                                 THE NAVELLIER PERFORMANCE FUNDS
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS


                                                                SMALL CAP VALUE
                                                                   PORTFOLIO
                                           ----------------------------------------------------------
                                                      FOR THE YEARS ENDED              FOR THE PERIOD
                                                         DECEMBER 31,                      ENDED
                                           ---------------------------------------      DECEMBER 31,
                                             2000            1999           1998           1997*
                                           --------        --------       --------     --------------
PER SHARE OPERATING PERFORMANCE:
    Net Asset Value -- Beginning of
      Period............................     $9.06           $9.21         $10.12          $10.00
                                            ------          ------         ------          ------
    Income from Investment Operations:
      Net Investment Income (Loss)......     (0.04)           0.19           0.07            0.01
      Net Realized and Unrealized Gain
        (Loss) on Investments...........      1.88           (0.15)         (0.91)           0.12
                                            ------          ------         ------          ------
  Total from Investment Operations......      1.84            0.04          (0.84)           0.13
                                            ------          ------         ------          ------
    Distributions to Shareholders:
      From Net Investment Income........     (0.02)          (0.19)         (0.07)          (0.01)
                                            ------          ------         ------          ------
  Net Increase (Decrease) in Net Asset
    Value...............................      1.82           (0.15)         (0.91)           0.12
                                            ------          ------         ------          ------
  Net Asset Value -- End of Period......    $10.88           $9.06          $9.21          $10.12
                                            ======          ======         ======          ======

TOTAL INVESTMENT RETURN.................     20.29%           0.44%         (8.28)%          1.25%(A)

RATIOS TO AVERAGE NET ASSETS:
  Expenses After Reimbursement
    (Note 2)............................      1.48%           1.49%          1.53%           1.75%(B)
  Expenses Before Reimbursement
    (Note 2)............................      8.62%           9.25%         13.01%           7.74%(B)
  Net Investment Loss After
    Reimbursement (Note 2)..............     (0.56)%          2.42%          1.12%           1.94%(B)
  Net Investment Loss Before
    Reimbursement (Note 2)..............     (7.70)%         (5.34)%       (10.36)%         (4.03)%(B)

SUPPLEMENTARY DATA:
  Portfolio Turnover Rate...............       148%             91%            85%              2%
  Net Assets at End of Period (in
    thousands)..........................    $1,964          $1,232           $857            $101
  Number of Shares Outstanding at End of
    Period (in thousands)...............       181             136             93              10


----------
(A) Total returns for periods of less than one year are not annualized.
(B) Annualized

*   FROM COMMENCEMENT OF OPERATIONS DECEMBER 19, 1997


                       SEE NOTES TO FINANCIAL STATEMENTS.

                                                 THE NAVELLIER PERFORMANCE FUNDS
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS


                                                               LARGE CAP GROWTH
                                                                   PORTFOLIO
                                           ----------------------------------------------------------
                                                      FOR THE YEARS ENDED              FOR THE PERIOD
                                                         DECEMBER 31,                      ENDED
                                           ---------------------------------------      DECEMBER 31,
                                              2000           1999            1998          1997*
                                           ---------      ---------       --------     --------------
PER SHARE OPERATING PERFORMANCE:
  Net Asset Value -- Beginning of
    Period..............................     $23.59         $14.47         $10.25          $10.00
                                            -------        -------         ------          ------
    Income from Investment Operations:
      Net Investment Income (Loss)......      (0.20)         (0.12)         (0.02)           0.01
      Net Realized and Unrealized Gain
        (Loss) on Investments...........      (1.61)          9.24           4.24            0.25
                                            -------        -------         ------          ------
      Total from Investment Operations..      (1.81)          9.12           4.22            0.26
                                            -------        -------         ------          ------
  Distributions to Shareholders:
    From Net Investment Income..........         --             --             --           (0.01)
    From Net Realized Gain..............      (0.05)            --             --              --
                                            -------        -------         ------          ------
      Total Distributions to
        Shareholders....................      (0.05)            --             --           (0.01)
                                            -------        -------         ------          ------
  Net Increase (Decrease) in Net Asset
    Value...............................      (1.86)          9.12           4.22            0.25
                                            -------        -------         ------          ------
  Net Asset Value -- End of Period......     $21.73         $23.59         $14.47          $10.25
                                            =======        =======         ======          ======

TOTAL INVESTMENT RETURN.................      (7.66)%        63.03%         41.17%           2.56%(A)

RATIOS TO AVERAGE NET ASSETS:
  Expenses After Reimbursement
    (Note 2)............................       1.48%          1.49%          1.54%           1.90%(B)
  Expenses Before Reimbursement
    (Note 2)............................       1.76%          2.75%          9.11%           6.66%(B)
  Net Investment Loss After
    Reimbursement (Note 2)..............      (1.14)%        (0.99)%        (0.43)%          2.40%(B)
  Net Investment Loss Before
    Reimbursement (Note 2)..............      (1.43)%        (2.26)%        (8.00)%         (2.36)%(B)

SUPPLEMENTARY DATA:
  Portfolio Turnover Rate...............         54%            75%            80%             --
  Net Assets at End of Period (in
    thousands)..........................    $44,068        $12,667         $2,402            $103
  Number of Shares Outstanding at End of
    Period (in thousands)...............      2,028            537            166              10

----------

(A) Total returns for periods of less than one year are not annualized.
(B) Annualized

*   FROM COMMENCEMENT OF OPERATIONS DECEMBER 19, 1997


                       SEE NOTES TO FINANCIAL STATEMENTS.

                                                 THE NAVELLIER PERFORMANCE FUNDS
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS


                                                                LARGE CAP VALUE
                                                                   PORTFOLIO
                                           ----------------------------------------------------------
                                                      FOR THE YEARS ENDED              FOR THE PERIOD
                                                         DECEMBER 31,                      ENDED
                                           ----------------------------------------     DECEMBER 31,
                                              2000           1999            1998          1997*
                                           --------        --------       --------     --------------
PER SHARE OPERATING PERFORMANCE:
  Net Asset Value -- Beginning of
    Period..............................    $10.43          $11.39         $10.11          $10.00
                                            ------          ------         ------          ------
  Income from Investment Operations:
    Net Investment Income...............      0.12            0.21           0.16            0.01
    Net Realized and Unrealized Gain
      (Loss) on Investments.............     (0.03)           0.27           1.91            0.11
                                            ------          ------         ------          ------
      Total from Investment
        Operations......................      0.09            0.48           2.07            0.12
                                            ------          ------         ------          ------
  Distributions to Shareholders:
    From Net Investment Income..........     (0.18)          (0.21)         (0.16)          (0.01)
    From Net Realized Gain..............        --           (1.23)         (0.63)             --
                                            ------          ------         ------          ------
      Total Distributions to
        Shareholders....................     (0.18)          (1.44)         (0.79)          (0.01)
                                            ------          ------         ------          ------
  Net Increase (Decrease) in Net Asset
    Value...............................     (0.09)          (0.96)          1.28            0.11
                                            ------          ------         ------          ------
  Net Asset Value -- End of Period......    $10.34          $10.43         $11.39          $10.11
                                            ======          ======         ======          ======

TOTAL INVESTMENT RETURN.................      0.92%           4.24%         20.48%           1.18%(A)

RATIOS TO AVERAGE NET ASSETS:
  Expenses After Reimbursement (Note 2).      1.40%           1.40%          1.42%           1.50%(B)
  Expenses Before Reimbursement
    (Note 2)............................     10.00%          10.14%         14.34%           5.03%(B)
  Net Investment Loss After
    Reimbursement (Note 2)..............      1.42%           2.10%          1.69%           3.09%(B)
  Net Investment Loss Before
    Reimbursement (Note 2)..............     (7.18)%         (6.63)%       (11.22)%         (0.45)%(B)

SUPPLEMENTARY DATA:
  Portfolio Turnover Rate...............       175%             90%           256%             --
  Net Assets at End of Period (in
    thousands)..........................    $1,199            $994           $655            $101
  Number of Shares Outstanding at End of
    Period (in thousands)...............       116              95             58              10


----------
(A) Total returns for periods of less than one year are not annualized.
(B) Annualized

*   FROM COMMENCEMENT OF OPERATIONS DECEMBER 19, 1997


                       SEE NOTES TO FINANCIAL STATEMENTS.

                                                 THE NAVELLIER PERFORMANCE FUNDS
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2000

1. Significant Accounting Policies

    The Navellier Performance Funds (the "Fund") is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, (the "Act") as an open-end investment company which offers its shares in a series of no-load non-diversified and diversified portfolios. The Fund's objective is to achieve long-term capital growth. The Fund is authorized to issue an unlimited number of shares of capital stock with no stated par value. The Fund currently consists of seven separate portfolios. These financial statements report on six of the seven portfolios, each with its own investment objectives and policies: the Aggressive Growth Portfolio, a non-diversified open-end management company portfolio, the Mid Cap Growth Portfolio, a diversified open-end management company portfolio, the Aggressive Micro Cap Portfolio (formerly the Aggressive Small Cap Portfolio), a diversified open-end management company portfolio, the Small Cap Value Portfolio, a diversified open-end management company portfolio, the Large Cap Growth Portfolio, a non-diversified open-end management company portfolio, and the Large Cap Value Portfolio, a diversified open-end management company portfolio. Financial statements for the Aggressive Small Cap Equity Portfolio can be found in a separately printed report.

    The Mid Cap Growth Portfolio consists of two shares of classes: Regular Class shares offered since November 26, 1996, and I Class shares offered since December 28, 1999 to registered investment advisers and their clients. Income and expenses of the Portfolio are allocated proportionately to the two classes of shares based on daily net assets, except for Rule 12b-1 distribution fees, which are charged only to Regular Class.

    The financial statements have been prepared in conformity with generally accepted accounting principles which permit management to make certain estimates and assumptions at the date of the financial statements.

    The following is a summary of significant accounting policies which the Fund follows:

        (a) Listed securities are valued at the last sales price of the New York Stock Exchange and other major exchanges. Over-the-Counter securities are valued at the last sales price. If market quotations are not readily available, the Board of Trustees will value the Fund's securities in good faith. The Trustees will periodically review this method of valuation and recommend changes which may be necessary to assure that the Fund's instruments are valued at fair value. Debt securities with maturities of 60 days or less are valued at amortized cost.

        (b) Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Interest income is accrued on a daily basis. Dividend income is recorded on the ex-dividend date. Realized gain and loss from securities transactions are computed on an identified cost basis.

        (c) Dividends from net investment income, if any, are declared and paid annually. Dividends are reinvested in additional shares unless shareholders request payment in cash. Net capital gains, if any, are distributed annually.

        (d) The Fund intends to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and will distribute all net investment income and capital gains to its shareholders. Therefore, no Federal income tax provision is required.

        (e) Organizational expenses of the Small Cap Value Portfolio, the Large Cap Growth Portfolio, and the Large Cap Value Portfolio totaling $91,800, $91,800, and $91,800, respectively, are being deferred and amortized over 60 months beginning with public offering of shares in the portfolios. Any redemption by an initial investor during the amortization period will be reduced by a pro rata portion of any of the unamortized organization expenses. Such proration is to be calculated by dividing the number of initial shares redeemed by the number of initial shares outstanding at the date of redemption. At December 31, 2000, the unamortized organization costs of the Small Cap Value Portfolio, the Large Cap Growth Portfolio, and the Large Cap Value Portfolio were $36,720, $36,720, and $36,720, respectively.

2. Investment Advisory Fees and Other Transactions with Affiliates

    Investment advisory services are provided by Navellier Management, Inc. (the "Adviser"). Effective May 1, 1998, under an agreement with the Adviser, the Fund pays a fee at the annual rate of 0.84% of the daily net assets of the Aggressive Growth Portfolio, the Mid Cap Growth Portfolio, the Aggressive Micro Cap Portfolio, the Small Cap

                                                 THE NAVELLIER PERFORMANCE FUNDS
--------------------------------------------------------------------------------


Value Portfolio, and the Large Cap Growth Portfolio, 0.75% of the daily net assets of the Large Cap Value Portfolio. The Adviser receives an annual fee equal to 0.25% of average daily net assets of the Aggressive Growth, the Aggressive Micro Cap, the Small Cap, the Large Cap Growth and the Large Cap Value Portfolios, and 0.10% of the average daily net assets of the Mid Cap Growth Portfolio in connection with the rendering of services under the administrative services agreement and is reimbursed by the Fund for operating expenses incurred on behalf of the Fund. An officer and trustee of the Fund is also an officer and director of the Adviser.

    Under an agreement between the Fund and the Adviser related to payment of operating expenses, the Adviser has reserved the right to seek reimbursement for the past, present and future operating expenses of the Fund paid by the Adviser, at any time upon notice to the Fund. At December 31, 2000, the Adviser voluntarily agreed not to seek future reimbursement of all unreimbursed past expense incurred on behalf of the Fund. During the year ended December 31, 2000, the Adviser paid operating expenses of the Aggressive Growth Portfolio, the Mid Cap Growth Portfolio, the Aggressive Micro Cap Portfolio, the Small Cap Value, Large Cap Growth Portfolio, and the Large Cap Value Portfolio totaling $269,769, $557,277, $116,655, $87,994, $153,122, and $87,515, respectively. Under the operating expense agreement, the Adviser requested, and the Aggressive Growth Portfolio, the Mid Cap Growth Portfolio, the Aggressive Micro Cap Portfolio, the Small Cap Value Portfolio, the Large Cap Growth Portfolio and the Large Cap Value Portfolio reimbursed, $138,087 $371,975, $34,770, $1,804, $52,902, and
$1,497 respectively, of such expenses. Effective May 1, 1998, the Adviser agreed to limit the total normal expenses of each Portfolio to 1.49% of average annual net assets, except for the Large Cap Value Portfolio, Mid Cap Growth Portfolio - Regular Class and the Mid Cap Growth Portfolio - I Class which are limited to 1.40%, 1.34% and 0.99%, respectively.

    Navellier Securities Corp. (the "Distributor") acts as the Fund's Distributor and is registered as a broker-dealer under the Securities and Exchange Act of 1934. The Distributor, which is the principal underwriter of the Fund's shares, renders its services to the Fund pursuant to a distribution agreement. An officer and trustee of the Fund is also an officer and director of the Distributor.

    The Fund pays each of its Trustees not affiliated with the Adviser $7,500 annually. For the year ended December 31, 2000, Trustees' fees and expenses totaled $16,872.

3. Transfer Agent and Custodian

    Rushmore Trust and Savings, FSB ("Rushmore Trust"), provides transfer agency, dividend disbursing and other shareholder services to the Fund. In addition, Rushmore Trust serves as custodian of the Fund's assets. Fees paid to Rushmore Trust are based upon a fee schedule approved by the Board of Trustees.

4. Distribution Plan

    The Fund has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Act, whereby it reimburses the Distributor or others in an amount not to exceed 0.25% per annum of the average daily net assets of the Aggressive Growth Portfolio, the Mid Cap Growth Portfolio (Regular Class shares only), the Aggressive Micro Cap Portfolio, the Small Cap Value Portfolio, the Large Cap Growth Portfolio and the Large Cap Value Portfolio, for expenses incurred in the promotion and distribution of shares of the Fund. These expenses include, but are not limited to, the printing of prospectuses, statements of additional information, and reports used for sales purposes, expenses of preparation of sales literature and related expenses (including Distributor personnel), advertisements and other distribution-related expenses, including a prorated portion of the Distributor's overhead expenses attributable to the distribution of shares. Such payments are made monthly. The 12b-1 fee includes, in addition to promotional activities, the amount the Fund may pay to the Distributor or others as a service fee to reimburse such parties for personal services provided to shareholders of the Fund and/or the maintenance of shareholder accounts. Such Rule 12b-1 fees are made pursuant to the Plan and distribution agreements entered into between such service providers and the Distributor or the Fund directly.

                                                 THE NAVELLIER PERFORMANCE FUNDS
--------------------------------------------------------------------------------


5. Securities Transactions

    For the year ended December 31, 2000, purchases and sales (including maturities) of securities (excluding short-term securities) were as follows:

                                                                AGGRESSIVE      MID CAP      AGGRESSIVE
                                                                  GROWTH         GROWTH       MICRO CAP
                                                                PORTFOLIO      PORTFOLIO      PORTFOLIO
                                                               ------------   ------------   -----------
    Purchases................................................  $329,498,803   $610,716,952   $84,354,260
                                                               ============   ============   ===========
    Sales....................................................  $337,094,186   $463,041,694   $57,609,680
                                                               ============   ============   ===========

                                                                SMALL CAP      LARGE CAP      LARGE CAP
                                                                  VALUE          GROWTH         VALUE
                                                                PORTFOLIO      PORTFOLIO      PORTFOLIO
                                                               ------------   ------------   -----------
    Purchases................................................  $  2,107,072   $ 58,945,888   $ 1,847,637
                                                               ============   ============   ===========
    Sales....................................................  $  1,729,962   $ 17,689,373   $ 1,634,705
                                                               ============   ============   ===========

6. Unrealized Appreciation and Depreciation of Investments

    Unrealized appreciation and depreciation as of December 31, 2000, based on the cost for Federal income tax purposes is as follows:

                                                                AGGRESSIVE      MID CAP      AGGRESSIVE
                                                                  GROWTH         GROWTH       MICRO CAP
                                                                 PORTFOLIO     PORTFOLIO      PORTFOLIO
                                                                -----------   ------------   -----------
    Gross Unrealized Appreciation.............................  $15,800,169   $ 51,802,397   $ 3,968,901
    Gross Unrealized Depreciation.............................   (5,814,655)   (10,285,514)   (3,050,857)
                                                                -----------   ------------   -----------
    Net Unrealized Appreciation...............................  $ 9,985,514   $ 41,516,883   $   918,044
                                                                ===========   ============   ===========
    Cost of Investments for Federal Income Tax Purposes.......  $78,033,120   $242,441,208   $28,537,387
                                                                ===========   ============   ===========

                                                                 SMALL CAP     LARGE CAP      LARGE CAP
                                                                   VALUE         GROWTH         VALUE
                                                                 PORTFOLIO     PORTFOLIO      PORTFOLIO
                                                                -----------   ------------   -----------
    Gross Unrealized Appreciation.............................  $   391,453   $  6,273,881   $   175,198
    Gross Unrealized Depreciation.............................      (94,455)    (8,942,789)     (142,377)
                                                                -----------   ------------   -----------
    Net Unrealized Appreciation (Depreciation)                  $   296,998   $ (2,668,908)  $    32,821
                                                                ===========   ============   ===========
    Cost of Investments for Federal Income Tax Purposes.......  $ 1,629,595   $ 47,036,027   $ 1,151,927
                                                                ===========   ============   ===========

                                                 THE NAVELLIER PERFORMANCE FUNDS
--------------------------------------------------------------------------------


7. Federal Income Tax

    Permanent differences between tax and financial reporting of net investment income and net realized gain/ loss are reclassified. At December 31, 2000, net investment losses were reclassified to paid-in-capital and accumulated net realized gain/loss on investment transactions as follows:

                                                                  AGGRESSIVE      MID CAP     AGGRESSIVE
                                                                    GROWTH        GROWTH      MICRO CAP
                                                                   PORTFOLIO     PORTFOLIO    PORTFOLIO
                                                                  -----------   -----------   ----------
    Reduction of paid-in-capital................................  $        --   $(2,187,530)  $(187,623)
    Reduction of accumulated net realized gain..................  $(1,025,265)  $        --   $ (11,483)

                                                                   SMALL CAP     LARGE CAP
                                                                     VALUE        GROWTH
                                                                   PORTFOLIO     PORTFOLIO
                                                                  -----------   -----------
    Reduction of paid-in-capital................................  $    (6,822)  $  (405,950)

    Additionally, at December 31, 2000, the Aggressive Growth Portfolio reclassified $983,817 of accumulated net realized gain on investments to paid-in capital.

    At December 31, 2000, for Federal income tax purposes, the following Funds had capital loss carryovers which may be applied against future net taxable realized gains of each succeeding year until the earlier of its utilization or its expiration:

                                                                         SMALL
                                              MID CAP     AGGRESSIVE      CAP      LARGE CAP    LARGE CAP
                                               GROWTH     MICRO CAP      VALUE       GROWTH       VALUE
    EXPIRES DECEMBER 31,                     PORTFOLIO    PORTFOLIO    PORTFOLIO   PORTFOLIO    PORTFOLIO
    --------------------                     ----------   ----------   ---------   ----------   ---------
    2006...................................          --           --   $  2,813            --         --
    2007...................................          --           --    140,648            --         --
    2008...................................  $8,298,344   $1,886,067         --    $1,490,607   $129,403
                                             ----------   ----------   --------    ----------   --------
                                             $8,298,344   $1,886,067   $143,461    $1,490,607   $129,403
                                             ==========   ==========   ========    ==========   ========

8. Litigation

    The former Trustees of the Navellier Series Fund, which was merged into the Aggressive Small Cap Equity Portfolio (the "Portfolio") on July 24, 1998 have made a demand to be indemnified for their attorneys fees and costs which they claim to be approximately $4 million, in connection with a class action lawsuit filed against them by shareholders of the Portfolio. The current Trustees of the Navellier Performance Funds (the "Fund") and the legal counsel to the Fund do not believe the former Trustees have a valid claim. However, if such claim is determined by a court to be valid, only the assets of the Portfolio would be subject to such claim and not the assets of any other Portfolio to the Fund. However, even then, Navellier Management, Inc. ("NMI") has agreed that, if any such claim were determined to be valid, NMI, not the Portfolio, would pay such claim.

               REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

TO THE SHAREHOLDERS AND BOARD OF TRUSTEES
THE NAVELLIER PERFORMANCE FUNDS
RENO, NEVADA

We have audited the accompanying statements of net assets of Navellier Aggressive Growth Portfolio, Navellier Mid Cap Growth Portfolio, Navellier Aggressive Micro Cap Portfolio, Navellier Small Cap Value Portfolio, Navellier Large Cap Growth Portfolio and Navellier Large Cap Value Portfolio, each a series of shares of The Navellier Performance Funds as of December 31, 2000, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for the periods indicated therein. These financial statements are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights presented for the year ended December 31, 1996 were audited by other auditors whose report dated January 31, 1997, expressed an unqualified opinion on those statements.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2000, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of Navellier Aggressive Growth Portfolio, Navellier Mid Cap Growth Portfolio, Navellier Aggressive Micro Cap Portfolio, Navellier Small Cap Value Portfolio, Navellier Large Cap Growth Portfolio and Navellier Large Cap Value Portfolio as of December 31, 2000, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for the periods referred to above, in conformity with generally accepted accounting principles.

                                          /s/ TAIT, WELLER & BAKER

                                          TAIT, WELLER & BAKER


Philadelphia, Pennsylvania
February 13, 2001

                                                 THE NAVELLIER PERFORMANCE FUNDS
--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS
DECEMBER 31, 2000



AGGRESSIVE SMALL CAP EQUITY PORTFOLIO
--------------------------------------------------------------------------------
                                                                    MARKET VALUE
SHARES                                                                  (NOTE 1)
--------------------------------------------------------------------------------
COMMON STOCKS -- 100.3%
AIRLINES -- 3.6%
   31,200  Frontier Airlines, Inc.*                                 $    965,250
                                                                    ------------

BANKING -- 1.6%
   10,200  Southwest Bancorporation of Texas, Inc.*                      437,962
                                                                    ------------

BUSINESS SERVICES -- 8.1%
   16,900  Avert, Inc.                                                   223,925
   21,000  Learning Tree International*                                1,039,500
   29,200  Tetra Tech, Inc.*                                             930,750
                                                                    ------------
                                                                       2,194,175

                                                                    ------------

CASINOS AND GAMING -- 1.5
   26,250  Shuffle Master, Inc.*                                         416,719
                                                                    ------------

COMPUTER EQUIPMENT, SOFTWARE AND SERVICES -- 19.3%
   15,000  BARRA, Inc.*                                                  706,875
   14,000  Manhattan Associates, Inc.*                                   596,750
   39,700  MapInfo Corp.*                                              1,875,825
   18,700  Netegrity, Inc.*                                            1,016,813
   27,900  Rainbow Technologies, Inc.*                                   441,169
   49,700  3D Systems Corp.*                                             602,612
                                                                    ------------
                                                                       5,240,044

                                                                    ------------

CONSUMER ELECTRONICS -- 4.2%
   30,900  Harman International Industries, Inc.                       1,127,850
                                                                    ------------

EDUCATION -- 2.4%
   17,000  Corinthian Colleges, Inc.*                                    644,938
                                                                    ------------

ELECTRONIC COMPONENTS/EQUIPMENT -- 9.9%
    9,600  C&D Technologies, Inc.                                        414,600
   13,850  Merix Corp.*                                                  185,244
   18,800  Planar Systems Inc.*                                          467,650
   17,700  Power-One, Inc.*                                              695,831
   22,800  Technitrol, Inc.                                              937,650
                                                                    ------------
                                                                       2,700,975

                                                                    ------------

INDUSTRIAL MACHINERY -- 2.8%
   19,500  Lone Star Technologies, Inc.*                                 750,750
                                                                    ------------

INSTRUMENTS -- 4.0%
   32,400  Varian, Inc.*                                               1,097,550
                                                                    ------------

MANUFACTURING -- 6.9%
    8,800  Applied Films Corp.*                                          179,850
   44,200  Concord Camera Corp.*                                         729,300
   29,100  Direct Focus, Inc.*                                           976,669
                                                                    ------------
                                                                       1,885,819

                                                                    ------------

MEDICAL SPECIALTIES -- 6.1%
   26,000  Cerner Corporation*                                         1,202,500
    4,400  Professional Detailing, Inc.*                                 465,369
                                                                    ------------
                                                                       1,667,869

                                                                    ------------

OIL AND GAS SERVICES -- 8.6%
   31,700  Patterson Energy, Inc.*                                     1,180,825
   33,150  Prima Energy Corp.                                          1,160,250
                                                                    ------------
                                                                       2,341,075

                                                                    ------------

SEMICONDUCTORS AND RELATED -- 4.0%
   13,400  Elantec Semiconductor, Inc.*                                  371,850
   32,400  Oak Technology, Inc.*                                         281,475
   23,300  Pericom Semiconductor Corp.*                                  431,050
                                                                    ------------
                                                                       1,084,375

                                                                    ------------

TELECOMMUNICATION EQUIPMENT -- 13.1%
   20,600  Anaren Microwave, Inc.*                                     1,384,062
   20,700  Boston Communications Group, Inc.*                            577,012
    8,200  Newport Corp.                                                 644,597
   26,200  Tollgrade Communications, Inc.*                               956,300
                                                                    ------------
                                                                       3,561,971

                                                                    ------------

TRANSPORTATION -- 4.2%
   14,000  Forward Air Corp.*                                            522,375
   16,200  Teekay Shipping Corp.                                         615,600
                                                                    ------------
                                                                       1,137,975

                                                                    ------------

TOTAL COMMON STOCKS
 (COST $27,236,440)                                                   27,255,297
                                                                    ------------

MONEY MARKET FUNDS -- 3.3%
  882,914  Fund for Government Investors

               (Cost $882,914)                                           882,914
                                                                    ------------

TOTAL INVESTMENTS -- 103.6%
 (COST $28,119,354)                                                 $ 28,138,211
Liabilities in Excess of Other Assets -- (3.6)%                         (969,972)
                                                                    ------------
NET ASSETS -- 100.0%                                                $ 27,168,239
                                                                    ============

NET ASSETS CONSIST OF:
Paid-in Capital                                                     $ 29,794,862
Accumulated Net Realized Loss on Investments                          (2,645,480)
Net Unrealized Appreciation of Investments                                18,857
                                                                    ------------
NET ASSETS                                                          $ 27,168,239
                                                                    ============
NET ASSET VALUE PER SHARE
  (Based on 2,212,143 Shares Outstanding)                           $      12.28
                                                                    ============

----------

* NON-INCOME PRODUCING


                       SEE NOTES TO FINANCIAL STATEMENTS.

                                                 THE NAVELLIER PERFORMANCE FUNDS
--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2000



                                                                AGGRESSIVE SMALL
                                                                   CAP EQUITY
                                                                       PORTFOLIO

                                                                ----------------
INVESTMENT INCOME
  Interest (Note 1).........................................      $    132,085
  Dividends (Note 1)........................................            19,956
                                                                  ------------
    Total Investment Income.................................           152,041
                                                                  ------------
EXPENSES

  Investment Advisory Fee (Note 2)..........................           326,985
  Administrative Fee (Note 2)...............................            97,317
  Distribution Plan Fees (Note 4)...........................            97,492
  Transfer Agent and Custodian Fee (Note 3).................            99,198
  Shareholder Reports and Notices...........................            50,745
  Registration Fees.........................................            21,587
  Audit Fees................................................            15,000
  Trustees' Fees and Expenses (Note 2)......................             2,812
  Other Expenses............................................            13,114
                                                                  ------------
    Total Expenses..........................................           724,250
    Less Expenses Reimbursed by Investment Adviser
     (Note 2)...............................................          (144,066)
                                                                  ------------
      Net Expenses..........................................           580,184
                                                                  ------------
NET INVESTMENT LOSS.........................................          (428,143)
                                                                  ------------

Net Realized Loss on Investment Transactions................        (1,654,811)
Change in Net Unrealized Appreciation of Investments........       (10,315,543)
                                                                  ------------
NET LOSS ON INVESTMENTS.....................................       (11,970,354)
                                                                  ------------

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS........      $(12,398,497)
                                                                  ============

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                                 THE NAVELLIER PERFORMANCE FUNDS
--------------------------------------------------------------------------------
STATEMENT OF CHANGES IN NET ASSETS



                                          AGGRESSIVE SMALL CAP EQUITY
                                                   PORTFOLIO
                                              FOR THE YEARS ENDED
                                                  DECEMBER 31,
                                          ----------------------------
                                              2000           1999
                                          -------------  -------------
FROM INVESTMENT ACTIVITIES
  Net Investment Loss...................  $   (428,143)  $   (458,755)
  Net Realized Gain (Loss) on Investment
    Transactions........................    (1,654,811)     7,084,090
  Change in Net Unrealized Appreciation
    of Investments......................   (10,315,543)     1,710,135
                                          ------------   ------------
    Net Increase (Decrease) in Net
      Assets Resulting from
      Operations........................   (12,398,497)     8,335,470
                                          ------------   ------------
DISTRIBUTIONS TO SHAREHOLDERS
  From Net Realized Gain................    (3,956,923)      (461,494)
                                          ------------   ------------
FROM SHARE TRANSACTIONS
  Net Proceeds from Sales of Shares.....    57,952,651     51,183,189
  Reinvestment of Distributions.........     3,832,947        446,173
  Cost of Shares Redeemed...............   (56,887,579)   (68,137,080)
                                          ------------   ------------
    Net Increase (Decrease) in Net
      Assets Resulting from

      Share Transactions................     4,898,019    (16,507,718)
                                          ------------   ------------
    TOTAL DECREASE IN NET ASSETS........   (11,457,401)    (8,633,742)
NET ASSETS -- Beginning of Year.........    38,625,640     47,259,382
                                          ------------   ------------
NET ASSETS -- End of Year...............  $ 27,168,239   $ 38,625,640
                                          ============   ============
SHARES

  Sold..................................     2,861,479      3,131,803
  Issued in Reinvestment of
    Distributions.......................       310,863         28,748
  Redeemed..............................    (2,866,456)    (4,209,380)
                                          ------------   ------------
    Net Increase (Decrease) in Shares...       305,886     (1,048,829)
                                          ============   ============

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                                 THE NAVELLIER PERFORMANCE FUNDS
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS



                                                                     AGGRESSIVE SMALL CAP EQUITY
                                                                              PORTFOLIO*
                                                                   FOR THE YEARS ENDED DECEMBER 31,
                                            ------------------------------------------------------------------------
                                              2000             1999             1998            1997         1996
                                            ---------        ---------        ---------       ---------    ---------
PER SHARE OPERATING PERFORMANCE:
  Net Asset Value -- Beginning of
    Year..............................        $20.26           $15.99           $16.00          $17.79       $15.41
                                             -------          -------          -------         -------      -------
  Income from Investment Operations:
    Net Investment Loss...............         (0.19)           (0.24)           (0.15)          (0.30)       (0.23)
    Net Realized and Unrealized Gain
      (Loss) on Investments...........         (5.77)            4.71             0.14            2.30(A)      2.61
                                             -------          -------          -------         -------      -------
      Total from Investment
        Operations....................         (5.96)            4.47            (0.01)           2.00         2.38
                                             -------          -------          -------         -------      -------
  Distributions to Shareholders:
    From Net Realized Gain............         (2.02)           (0.20)              --           (3.79)          --
                                             -------          -------          -------         -------      -------
  Net Increase (Decrease) in Net Asset
    Value.............................         (7.98)            4.27            (0.01)          (1.79)        2.38
                                             -------          -------          -------         -------      -------
  Net Asset Value -- End of Year......        $12.28           $20.26           $15.99          $16.00       $17.79
                                             =======          =======          =======         =======      =======

TOTAL INVESTMENT RETURN...............        (29.47)%          28.34%           (0.06)%         11.24%       15.44%

RATIOS TO AVERAGE NET ASSETS:
  Expenses After Reimbursement

    (Note 2).........................           1.49%            1.49%            1.63%           2.33%        1.75%
  Expenses Before Reimbursement
    (Note 2).........................           1.86%            1.85%            1.98%           2.62%        1.86%
  Net Investment Loss After
    Reimbursement (Note 2)...........          (1.10)%          (1.21)%          (0.79)%         (1.37)%      (1.33)%
  Net Investment Loss Before
    Reimbursement (Note 2)...........          (1.47)%          (1.57)%          (1.13)%         (1.64)%      (1.44)%

SUPPLEMENTARY DATA:
  Portfolio Turnover Rate.............           240%             240%             145%            184%         137%
  Net Assets at End of Year (in
    thousands)........................       $27,168          $38,626          $47,259         $72,879     $190,035
  Number of Shares Outstanding at End of
    Year (in thousands)...............         2,212            1,906            2,955           4,555       10,683

* Financial Highlights include the performance of the Navellier Aggressive Small Cap Equity Portfolio, a series of the Navellier Series Fund, which reorganized on July 24, 1998, as a series of the Navellier Performance Funds.

(A) The per share amount does not coincide with the net realized and unrealized loss for the year because of the timing of sales and redemptions of Fund shares and the amount of per share realized and unrealized gain and loss at such time.

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                                 THE NAVELLIER PERFORMANCE FUNDS
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2000

1. Significant Accounting Policies

    The Navellier Performance Funds (the "Fund") is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, (the "Act") as an open-end investment company which offers its shares in a series of no-load non-diversified and diversified portfolios. The Fund's objective is to achieve long-term capital growth. The Fund is authorized to issue an unlimited number of shares of capital stock with no stated par value. The Fund currently consists of seven separate portfolios each with its own investment objectives and policies. These financial statements report on one of the seven portfolios: the Aggressive Small Cap Equity Portfolio (the "Portfolio"), a diversified open-end management company portfolio. Financial statements for the other six portfolios can be found in a separately printed report. The financial statements have been prepared in conformity with generally accepted accounting principles which permit management to make certain estimates and assumptions at the date of the financial statements. The following is a summary of significant accounting policies which the Fund follows:

        (a) Listed securities are valued at the last sales price of the New York Stock Exchange and other major exchanges. Over-the-Counter securities are valued at the last sales price. If market quotations are not readily available, the Board of Trustees will value the Portfolio's securities in good faith. The Trustees will periodically review this method of valuation and recommend changes which may be necessary to assure that the Portfolio's instruments are valued at fair value.

        (b) Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Interest income is accrued on a daily basis. Dividend income is recorded on the ex-dividend date. Realized gain and loss from securities transactions are computed on an identified cost basis.

        (c) Dividends from net investment income, if any, are declared and paid annually. Dividends are reinvested in additional shares unless shareholders request payment in cash. Net capital gains, if any, are distributed annually.

        (d) The Portfolio intends to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and will distribute all net investment income and capital gains to its shareholders. Therefore, no Federal income tax provision is required.

2. Investment Advisory Fees and Other Transactions with Affiliates

    Investment advisory services are provided by Navellier Management, Inc. (the "Adviser"). Effective May 1, 1998, under an agreement with the Adviser, the Portfolio pays a fee at the annual rate of 0.84% of its daily net assets. The Adviser receives an annual fee equal to 0.25% of the Portfolio's average daily net assets in connection with the rendering of services under the administrative services agreement and is reimbursed by the Portfolio for operating expenses incurred on behalf of the Portfolio. An officer and trustee of the Portfolio is also an officer and director of the Adviser.

    Under an agreement between the Portfolio and the Adviser related to payment of operating expenses, the Adviser has reserved the right to seek reimbursement for the past, present and future operating expenses of the Portfolio paid by the Adviser, at any time upon notice to the Portfolio. At December 31, 2000, the Adviser voluntarily agreed not to seek future reimbursement of all unreimbursed past expense incurred on behalf of the Portfolio. During the year ended December 31, 2000, the Adviser paid operating expenses of $202,456 for the Portfolio. Under the operating expense agreement, the Adviser requested, and the Portfolio, reimbursed $58,390 of such expenses. Effective May 1, 1998, the Adviser agreed to limit the total normal expenses of the Portfolio to 1.49% of average annual net assets.

                                                 THE NAVELLIER PERFORMANCE FUNDS
--------------------------------------------------------------------------------


    Navellier Securities Corp. (the "Distributor") acts as the Portfolio's Distributor and is registered as a broker-dealer under the Securities and Exchange Act of 1934. The Distributor, which is the principal underwriter of the Portfolio's shares, renders its services to the Portfolio pursuant to a distribution agreement. An officer and trustee of the Portfolio is also an officer and director of the Distributor.

    The Portfolio pays each of its Trustees not affiliated with the Adviser $938 annually. For the year ended December 31, 2000, Trustees' fees and expenses for the Portfolio totaled $2,812.

3. Transfer Agent and Custodian

    Rushmore Trust and Savings, FSB ("Rushmore Trust"), provides transfer agency, dividend disbursing and other shareholder services to the Portfolio. In addition, Rushmore Trust serves as custodian of the Portfolio's assets. Fees paid to Rushmore Trust are based upon a fee schedule approved by the Board of Trustees.

4. Distribution Plan

    The Fund has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Act, whereby it reimburses the Distributor or others in an amount not to exceed 0.25% per annum of the average daily net assets of the Portfolio for expenses incurred in the promotion and distribution of shares of the Portfolio. These expenses include, but are not limited to, the printing of prospectuses, statements of additional information, and reports used for sales purposes, expenses of preparation of sales literature and related expenses (including Distributor personnel), advertisements and other distribution-related expenses, including a prorated portion of the Distributor's overhead expenses attributable to the distribution of shares. Such payments are made monthly. The 12b-1 fee includes, in addition to promotional activities, the amount the Portfolio may pay to the Distributor or others as a service fee to reimburse such parties for personal services provided to shareholders of the Portfolio and/or the maintenance of shareholder accounts. Such Rule 12b-1 fees are made pursuant to the Plan and distribution agreements entered into between such service providers and the Distributor or the Portfolio directly.

5. Income Tax and Other Information

    At December 31, 2000, the cost of the investment securities for Federal income tax purposes was $28,206,731. Net unrealized depreciation was $68,520 of which $3,152,335 related to appreciated investment securities and $3,220,855 related to depreciated investment securities.

    For the year ended December 31, 2000, purchases and sales (including maturities) of securities (excluding short-term securities) were $88,398,096 and $86,410,341, respectively.

    Permanent differences between tax and financial reporting of net investment income and net realized gain/loss are reclassified. As of December 31, 2000, a net investment loss of $428,143 was reclassified to paid-in capital.

6. Litigation

    The former Trustees of the Navellier Series Fund, which was merged into the Aggressive Small Cap Equity Portfolio (the "Portfolio") on July 24, 1998 have made a demand to be indemnified for their attorneys fees and costs which they claim to be approximately $4 million, in connection with a class action lawsuit filed against them by shareholders of the Portfolio. The current Trustees of the Navellier Performance Funds (the "Fund") and the legal counsel to the Fund do not believe the former Trustees have a valid claim. However, if such claim is determined by a court to be valid, only the assets of the Portfolio would be subject to such claim and not the assets of any other Portfolio to the Fund. However, even then, Navellier Management, Inc. ("NMI") has agreed that, if any such claim were determined to be valid, NMI, not the Portfolio, would pay such claim.

               REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS


TO THE SHAREHOLDERS AND BOARD OF TRUSTEES
THE NAVELLIER PERFORMANCE FUNDS
RENO, NEVADA


We have audited the accompanying statement of net assets of Navellier Aggressive Small Cap Equity Portfolio, a series of shares of The Navellier Performance Funds as of December 31, 2000, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended. These financial statements are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights presented for the year ended December 31, 1996 were audited by other auditors whose report dated January 31, 1997, expressed an unqualified opinion on those statements.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2000, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Navellier Aggressive Small Cap Equity Portfolio as of December 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended, in conformity with generally accepted accounting principles.

                                          /s/ TAIT, WELLER & BAKER

                                          TAIT, WELLER & BAKER


Philadelphia, Pennsylvania
February 13, 2001

                                     PART C

                                OTHER INFORMATION

ITEM 24  FINANCIAL STATEMENTS AND EXHIBITS

     1.   FINANCIAL STATEMENTS:

          (a)  N/A

          (b)  Included in Part B of this Registration Statement:

               (i)      Annual Report as of December 31, 2000.

          (c)  Included in Part C of this Registration Statement: none

     All other statements and schedules have been omitted because they are not applicable or the information is shown in the Financial Statements or Financial Highlights or notes thereto.


    2.   EXHIBITS:

         Exhibit Number      Description
         --------------      -----------
         1.1                 Certificate of Trust of Registrant [initial N-1A
                             filed December 8, 1995]*

         1.2 Declaration of Trust of Registrant [initial N-1A filed December 8, 1995]*

         2                   By-Laws of Registrant [initial N-1A filed December
                             8, 1995]*

         3                   None

         4                   None

         5                   Investment Management Agreement between the
                             Navellier Aggressive Growth Portfolio and Navellier
                             Management, Inc., dated April 27, 1998 [filed May
                             26, 1998]*

         5.1                 Investment Management Agreement between the
                             Navellier Mid Cap Growth Portfolio and Navellier
                             Management, Inc., dated April 27, 1998 [filed May
                             26, 1998]*

         5.2                 Investment Management Agreement between the
                             Navellier Aggressive Micro Cap Portfolio and
                             Navellier Management, Inc., dated April 27, 1998
                              [filed May 26, 1998]*

         5.3                 Investment Management Agreement between the
                             Navellier Small Cap Value Portfolio and Navellier
                             Management, Inc. dated April 27, 1998 [filed May
                             26, 1998]*

         5.4                 Investment Management Agreement between the
                             Navellier Large Cap Growth Portfolio and Navellier
                             Management, Inc. dated April 27, 1998 [filed May
                             26, 1998]*

         5.5                 Investment Management Agreement between the
                             Navellier Large Cap Value Portfolio and Navellier
                             Management, Inc. dated April 27, 1998 [filed May
                             26, 1998]*

         5.6                 Investment Management Agreement between Navellier
                             Management, Inc. and The Navellier Aggressive Small
                             Cap Equity Portfolio dated April 27, 1998
                             [filed May 26, 1998]*

         6.1                 Distribution Agreement dated October 17, 1995
                             [initial N-1A filed December 8, 1995]*

         6.2 Selected Dealer Agreement (specimen) [initial N-1A filed December 8, 1995]*

         7                   None

         8.1                 Administrative Services, Custodian, Transfer
                             Agreement with Rushmore Trust & Savings, FSB
                             [initial N-1A filed December 8, 1995]*

         8.2                 Navellier Administrative Services Agreement
                             [initial N-1A filed December 8, 1995]*

         9.0 Trustee Indemnification Agreements [initial N-1A filed December 8,1995]*

         10                  Consent of Counsel [filed herewith]

         11                  Consent of Independent Auditors as to Performance
                             Fund Portfolios [filed herewith]

         11.1                Consent of Independent Auditors as to Aggressive
                             Small Cap Equity Portfolio [filed herewith]

         12                  None

         13                  Subscription Agreement between The Navellier
                             Performance Funds and Louis Navellier, dated
                             October 17, 1995 [initial N-1A filed December 8,
                             1995]*

         13.1                Investment Adviser Operating Expense Reimbursement
                             Agreement [initial N-1A filed December 8, 1995]*

         14                  None

         15                  12b-1 Distribution Plan for the Navellier
                             Aggressive Growth Portfolio [initial N-1A filed
                             December 8, 1995]*


         15.1                12b-1 Distribution Plan for the Navellier Mid Cap
                             Growth Portfolio dated October 30, 1996
                             [Post-Effective Amendment No. 4 filed November 26,
                             1996]*

         15.2                12b-1 Distribution Plan for the Navellier Small Cap
                             Value Portfolio [Post-Effective Amendment No. 7 filed November 14, 1997]*

         15.3                12b-1 Distribution Plan for the Navellier Large Cap
                             Growth Portfolio [Post-Effective Amendment No. 7 filed November 14, 1997]*

         15.4                12b-1 Distribution Plan for the Navellier Large Cap
                             Value Portfolio [Post-Effective Amendment No. 7 filed November 14, 1997]*

         15.5                12b-1 Distribution Plan for the Navellier
                             Aggressive Small Cap Equity Portfolio dated March
                             30, 1998 filed March 31, 1998 via EDGAR
                             incorporated by reference*

         15.6                12b-1 Distribution Plan for the Navellier
                             Aggressive Micro Cap Portfolio dated April 27, 1998
                             [filed May 26, 1998]*

         16                  N/A



* Denotes the document is incorporated herein by reference.

ITEM 25  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT


         (a) As is described in the Statement of Additional Information ("Control Persons and Principal Holders of Securities") the Fund was initially but no longer is controlled by Louis Navellier, the sole stockholder, officer, and director of the Investment Adviser, who also serves as Trustee and in various officer positions with the Fund (as described more fully under "The Investment Adviser, Distributor, Custodian and Transfer Agent" in the Statement of Additional Information).




         (b) The Distributor Navellier Securities Corp. (incorporated under the laws of the State of Delaware) is wholly-owned by Louis G. Navellier, who is also a stockholder, director, and officer of the Investment Adviser and a Trustee and officer of the Fund.


ITEM 26  NUMBER OF HOLDERS OF SECURITIES


     As of December 31, 2000 the Aggressive Growth Portfolio had 2,356 shareholders; the Mid Cap Growth Portfolio had 7,175 shareholders; the Aggressive Micro Cap Portfolio had 1,468 shareholders; the Small Cap Value Portfolio had 106 shareholders; the Large Cap Growth Portfolio had 1,674 shareholders; the Large Cap Value Portfolio had 91 shareholders and the Aggressive Small Cap Equity Portfolio had 2,352 shareholders.


ITEM 27  INDEMNIFICATION

     The Fund shall indemnify each of its Trustees, officers, employees, and agents (including persons who serve at its request as directors, officers, or trustees of another organization in which it has any interest, as a shareholder, creditor, or otherwise) against all liabilities and expenses (including amounts paid in satisfaction of judgments, in compromise, as fines and penalties, and as counsel fees) reasonably incurred by him in connection with the defense or disposition of any action, suit, or other proceeding, whether civil or criminal, in which he may be involved or with which he may be threatened, while in office or thereafter, by reason of his being or having been such a Trustee, officer, employee, or agent, except with respect to any matter as to which he shall have been adjudicated to have acted in bad faith, willful misfeasance, gross negligence, or reckless disregard of his duties; provided, however, that as to any matter disposed of by a compromise payment by such Person, pursuant to a consent decree or otherwise, no indemnification either for said payment or for any other expenses shall be provided unless there has been a determination that such person did not engage in bad faith, willful misfeasance, gross negligence, or reckless disregard of his duties involved in the conduct of his office by the court or other body approving the settlement or other disposition or by a reasonable determination, based upon review of readily available facts (as opposed to a full trial-type inquiry), that he did not engage in such conduct by written opinion from independent legal counsel approved by a majority of a quorum of trustees who are neither interested persons nor parties to the proceedings. The rights accruing to any person under these provisions shall not exclude any other right to which he may be lawfully entitled; provided that no person may satisfy any right of indemnity or reimbursement granted herein or to which he may otherwise be entitled except out of the Fund Property. A majority of a quorum of disinterested non-party Trustees may make advance payments in connection with indemnification under this section, provided that the indemnified person shall have given a written undertaking adequately secured to reimburse the Fund in the event it is subsequently determined that he is not entitled to such indemnification, or a majority of a quorum of disinterested non-party Trustees or independent counsel determine, after a review of readily available facts, that the person seeking indemnification will probably be found to be entitled to indemnification.

     Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to the Trustees, officers, and controlling persons of the Fund pursuant to the provisions described under this Item 27, or otherwise, the Fund has been advised that, in the opinion of the SEC, such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Fund of expenses incurred or paid by a Trustee, officer, or controlling person of the Fund in the successful defense of any action, suit, or proceeding) is asserted by such Trustee, officer, or controlling person in connection with the securities being registered, the Fund will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

     The Fund may purchase and maintain insurance on behalf of an officer, Trustee, employee, or agent protecting such person, to the full extent permitted by applicable law, from liability incurred by such person as officer, Trustee, employee, or agent of the Fund or arising from his activities in such capacity.

     Section 9 of the Distribution Agreement between the Fund and Navellier Securities Corp., provides for indemnification of the parties thereto under certain circumstances.


     Section 4 of the Advisory Agreement between the various portfolios of the Fund and the Investment Adviser provides for indemnification of the parties thereto under certain circumstances.

ITEM 28  BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER



     Set forth below is a description of any other business, profession, vocation, or employment of a substantial nature in which each investment adviser of the Fund and each director, officer, or partner of any such investment adviser, is or has been at any time during the past two fiscal years, engaged for his own account or in the capacity of director, officer, employee, partner, or trustee:



Name and Principal            Positions Held with Registrant                   Principal Occupations During Past
Business Address              and Its Affiliates                               Two Years
------------------            ------------------------------                   ---------------------------------
Louis Navellier One East      Trustee and President of The Navellier            Mr. Navellier is and has been the CEO and
Liberty Third Floor           Performance Funds, one of Portfolio Managers      President of Navellier & Associates Inc., an
Reno, NV 89501                of each of the Portfolios of the Navellier        investment management company since 1987; he is
                              Performance Funds.  Mr. Navellier is also the     and has been CEO and President of Navellier
                              CEO, President, Treasurer, and Secretary of       Management, Inc.; he is one of the Portfolio
                              Navellier Management, Inc., a Delaware            Managers for the Investment Adviser to this
                              Corporation which is the Investment Adviser       Fund and one of the Portfolio Managers of The
                              to the Fund and CEO, President, Treasurer and     Navellier Millennium Funds; President and CEO
                              Secretary of Navellier Securities Corp., a        of Navellier Securities Corp., the principal
                              Delaware Corporation which is the Distributor     Underwriter to this Fund and The Navellier
                              for the Fund.  Mr. Navellier is also CEO,         Millennium Funds; CEO and President of
                              President, Secretary, and Treasurer of            Navellier Fund Management, Inc. an
                              Navellier & Associates Inc., Navellier            investment advisory company, since November
                              Publications, Inc., MPT Review Inc., and          30, 1995; and has been publisher and editor
                              Navellier International Management, Inc.;         of MPT Review from August 1987 to the
                              Trustee and President of The Navellier            present, and was publisher and editor of the
                              Millennium Funds.                                 predecessor investment advisory newsletter
                                                                                OTC Insight, which he began in 1980 and wrote
                                                                                through July 1987.

ITEM 29  PRINCIPAL UNDERWRITERS

     (a) The Distributor does not currently act as principal underwriter, depositor, or investment adviser for any investment company other than the Fund and The Navellier Series Fund.

     (b) The following information is provided, as of the date hereof, with respect to each director, officer, or partner of each principal underwriter named in response to Item 21:

Name and Principal      Position and Offices          Positions and Offices
Business Address        with Underwriter              with Registrant
------------------      --------------------          ---------------------
Louis Navellier         CEO, President, Director,     Trustee, President and
One East Liberty,       Treasurer and Secretary       CEO
Third Floor
Reno, NV 89501

     (c) As of the date hereof, no principal underwriter who is not an affiliated person of the Fund has received any commissions or other compensation during the Fund's last fiscal year.

ITEM 30  LOCATION OF ACCOUNTS AND RECORDS

     All accounts, records, and other documents required to be maintained under
Section 31(a) of the 1940 Act and the rules promulgated thereunder are maintained at the office of The Navellier Performance Funds located at One East Liberty, Third Floor, Reno, Nevada 89501, and the offices of the Fund's Custodian and Transfer agent at 4922 Fairmont Avenue, Bethesda, MD 20814.

ITEM 31  MANAGEMENT SERVICES

     Other than as set forth in Part A and Part B of this Registration Statement, the Fund is not a party to any management-related service contract.

ITEM 32  UNDERTAKINGS

     The Fund hereby undertakes to furnish each person to whom a prospectus is delivered a copy of the latest annual report to shareholders, upon request and without change.

     The Fund hereby undertakes that if it is requested by the holders of at least 10% of its outstanding shares to call a meeting of shareholders for the purpose of voting upon the question of removal of a Trustee, it will do so and will assist in communications with other shareholders as required by Section 16(c) of the Investment Company Act of 1940.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Post-Effective Amendment No. 19 to the Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Reno, and State of Nevada on the 30th day of April, 2001.



                             THE NAVELLIER PERFORMANCE FUNDS


                             By: /s/ Louis Navellier
                                 ------------------------------
                                 Louis Navellier
                                 President and Trustee

    The Navellier Performance Funds, and each person whose signature appears below hereby constitutes and appoints Louis Navellier as such person's true and lawful attorney-in-fact, with full power to sign for such person and in such person's name, in the capacities indicated below, any and all amendments to this Registration Statement, hereby ratifying and confirming such person's signature as it may be signed by said attorney-in-fact to any and all amendments to said Registration Statement.

    Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons or their attorneys-in-fact pursuant to authorization given on October 17, 1995, in the capacities and on the date indicated:


/s/ Louis Navellier          Trustee and President
------------------------
Louis Navellier(1)           (Principal Executive          April 30, 2001
                               Officer), Treasurer




/s/ Joel Rossman             Trustee
------------------------
Joel Rossman                                               April 30, 2001




/s/ Barry Sander             Trustee
------------------------
Barry Sander                                               April 30, 2001




/s/ Arnold Langsen           Trustee
------------------------
Arnold Langsen(2)                                          April 30, 2001




/s/ Jacques Delacroix        Trustee and Secretary
------------------------
Jacques Delacroix                                          April 30, 2001




1   These persons are interested persons affiliated with the Investment Adviser.


2   This person, although technically not an interested person affiliated with the Investment Adviser, does own a company which provides consulting services to Navellier & Associates Inc., a company owned by Louis Navellier.